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                                                                    EXHIBIT 99.1
                                                                       EXECUTION

                     SEQUOIA MORTGAGE FUNDING COMPANY 2002-A
                           (a Delaware Business Trust)

                                     Issuer

                                       and

                              THE BANK OF NEW YORK,

                                     Trustee

                                    INDENTURE

                            Dated as of April 1, 2002

                                   Relating to

                        COLLATERALIZED MBS FUNDING BONDS,
                     CLASS A-1 AND CLASS A-2, SERIES 2002-A
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                                TABLE OF CONTENTS

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PARTIES ....................................................................................         1

PRELIMINARY STATEMENT ......................................................................         1

GRANTING CLAUSE ............................................................................         1

ARTICLE I DEFINITIONS ......................................................................         2
   Section 1.01.  General Definitions ......................................................         2

ARTICLE II THE BONDS .......................................................................        20
   Section 2.01.  FORMS GENERALLY ..........................................................        20
   Section 2.02.  FORMS OF BONDS AND CERTIFICATE OF AUTHENTICATION .........................        21
   Section 2.03.  BOND ISSUABLE IN CLASSES: ESTABLISHMENT OF TRUST
                  ACCOUNTS; PROVISIONS WITH RESPECT TO PRINCIPAL AND
                  INTEREST PAYMENTS ........................................................        21
   Section 2.04.  DENOMINATIONS ............................................................        29
   Section 2.05.  EXECUTION, AUTHENTICATION, DELIVERY AND DATING ...........................        29
   Section 2.06.  TEMPORARY BONDS ..........................................................        30
   Section 2.07.  REGISTRATION, REGISTRATION OF TRANSFER AND
                  EXCHANGE .................................................................        30
   Section 2.08.  MUTILATED, DESTROYED, LOST OR STOLEN BONDS ...............................        31
   Section 2.09.  PAYMENTS OF PRINCIPAL AND INTEREST .......................................        32
   Section 2.10.  PERSONS DEEMED OWNERS ....................................................        33
   Section 2.11.  CANCELLATION .............................................................        33
   Section 2.12.  CONDITIONS PRECEDENT TO AUTHENTICATION AND
                  DELIVERY OF BONDS ........................................................        34
   Section 2.13.  MATTERS RELATING TO BOOK-ENTRY BONDS .....................................        36
   Section 2.14.  TERMINATION OF BOOK-ENTRY SYSTEM .........................................        37
   SECTION 2.15.  REPORTS TO BONDHOLDERS ...................................................        37
   Section 2.16.  BONDS ARE DEBT FOR TAX PURPOSES ..........................................        39
   Section 2.17.  DETERMINATION OF LIBOR ...................................................        39

ARTICLE III COVENANTS ......................................................................        40
   Section 3.01.  PAYMENT OF BONDS .........................................................        40
   Section 3.02.  MAINTENANCE OF OFFICE OR AGENCY ..........................................        40
   Section 3.03.  MONEY FOR BOND PAYMENTS TO BE HELD IN TRUST ..............................        40
   Section 3.04.  EXISTENCE OF ISSUER ......................................................        42
   Section 3.05.  PROTECTION OF TRUST ESTATE ...............................................        43
   Section 3.06.  OPINIONS AS TO TRUST ESTATE ..............................................        43
   Section 3.07.  PERFORMANCE OF OBLIGATIONS ...............................................        44
   Section 3.08.  INVESTMENT COMPANY ACT ...................................................        44
   Section 3.09.  NEGATIVE COVENANTS .......................................................        45
   Section 3.10.  ANNUAL STATEMENT AS TO COMPLIANCE ........................................        45
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   Section 3.11.  LIMITATION OF LIABILITY OF WILMINGTON TRUST COMPANY ......................        46

ARTICLE IV SATISFACTION AND DISCHARGE ......................................................        46
   Section 4.01.  SATISFACTION AND DISCHARGE OF INDENTURE ..................................        46
   Section 4.02.  APPLICATION OF TRUST MONEY ...............................................        47

ARTICLE V DEFAULTS AND REMEDIES ............................................................        47
   Section 5.01.  EVENT OF DEFAULT .........................................................        47
   Section 5.02.  ACCELERATION OF MATURITY; RESCISSION AND
                  ANNULMENT ................................................................        49
   Section 5.03.  COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY TRUSTEE ..........        49
   Section 5.04.  REMEDIES .................................................................        50
   Section 5.05.  TRUSTEE MAY FILE PROOFS OF CLAIM .........................................        50
   Section 5.06.  TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF BONDS ...................        51
   Section 5.07.  APPLICATION OF MONEY COLLECTED ...........................................        51
   Section 5.08.  LIMITATION ON SUITS ......................................................        52
   Section 5.09.  UNCONDITIONAL RIGHTS OF BONDHOLDERS TO RECEIVE PRINCIPAL AND INTEREST ....        52
   Section 5.10.  RESTORATION OF RIGHTS AND REMEDIES .......................................        53
   Section 5.11.  RIGHTS AND REMEDIES CUMULATIVE ...........................................        53
   Section 5.12.  DELAY OR OMISSION NOT WAIVER .............................................        53
   Section 5.13.  CONTROL BY BONDHOLDERS ...................................................        53
   Section 5.14.  WAIVER OF PAST DEFAULTS ..................................................        54
   Section 5.15.  UNDERTAKING FOR COSTS ....................................................        54
   Section 5.16.  WAIVER OF STAY OR EXTENSION LAWS .........................................        54
   Section 5.17.  SALE OF TRUST ESTATE .....................................................        54
   Section 5.18.  ACTION ON BONDS ..........................................................        56

ARTICLE VI THE TRUSTEE .....................................................................        56
   Section 6.01.  DUTIES OF TRUSTEE ........................................................        56
   Section 6.02.  NOTICE OF DEFAULT ........................................................        58
   Section 6.03.  RIGHTS OF TRUSTEE ........................................................        58
   Section 6.04.  NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF BONDS ........................        59
   Section 6.05.  MAY HOLD BONDS ...........................................................        60
   Section 6.06.  MONEY HELD IN TRUST ......................................................        60
   Section 6.07.  COMPENSATION AND REIMBURSEMENT ...........................................        60
   Section 6.08.  ELIGIBILITY; DISQUALIFICATION ............................................        61
   Section 6.09.  TRUSTEE'S CAPITAL AND SURPLUS ............................................        61
   Section 6.10.  RESIGNATION AND REMOVAL; APPOINTMENT OF
                  SUCCESSOR ................................................................        61
   Section 6.11.  ACCEPTANCE OF APPOINTMENT BY SUCCESSOR ...................................        63
   Section 6.12.  MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION
                  TO BUSINESS OF TRUSTEE ...................................................        63
   Section 6.13.  PREFERENTIAL COLLECTION OF CLAIM AGAINST ISSUER ..........................        63
   Section 6.14.  CO-TRUSTEES AND SEPARATE TRUSTEES ........................................        63
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   Section 6.15.  AUTHENTICATING AGENTS ....................................................        65

ARTICLE VII BONDHOLDERS' LISTS AND REPORTS .................................................        66
   Section 7.01.  ISSUER TO FURNISH TRUSTEE NAMES AND ADDRESSES OF BONDHOLDERS .............        66
   Section 7.02.  PRESERVATION OF INFORMATION; COMMUNICATIONS TO BONDHOLDERS ...............        66
   Section 7.03.  REPORTS BY TRUSTEE .......................................................        66
   Section 7.04.  REPORTS BY ISSUER ........................................................        67
   Section 7.05.  NOTICE TO THE RATING AGENCIES ............................................        67

ARTICLE VIII CONTROL OF THE TRUST ACCOUNTS .................................................        67
   Section 8.01.  THE SECURITIES ACCOUNTS ..................................................        67

ARTICLE IX SUPPLEMENTAL INDENTURES .........................................................        70
   Section 9.01.  SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF BONDHOLDERS ...................        70
   Section 9.02.  SUPPLEMENTAL INDENTURES WITH CONSENT OF BONDHOLDERS ......................        71
   Section 9.03.  EXECUTION OF SUPPLEMENTAL INDENTURES .....................................        72
   Section 9.04.  EFFECT OF SUPPLEMENTAL INDENTURES ........................................        72
   Section 9.05.  CONFORMITY WITH TRUST INDENTURE ACT ......................................        73
   Section 9.06.  REFERENCE IN BONDS TO SUPPLEMENTAL INDENTURES ............................        73
   Section 9.07.  AMENDMENTS TO DEPOSIT TRUST AGREEMENT ....................................        73

ARTICLE X REDEMPTION OF BONDS ..............................................................        74
   Section 10.01. REDEMPTION ...............................................................        74
   Section 10.02. FORM OF REDEMPTION NOTICE ................................................        74
   Section 10.03. BONDS PAYABLE ON REDEMPTION DATE .........................................        75
   Section 10.04. RETENTION OF BONDS BY ISSUER .............................................        75

ARTICLE XI THE INSTRUMENT ..................................................................        76
   Section 11.01. THE INSTRUMENT ...........................................................        76

ARTICLE XII MISCELLANEOUS ..................................................................        76
   Section 12.01. COMPLIANCE CERTIFICATES AND OPINIONS .....................................        76
   Section 12.02. FORM OF DOCUMENTS DELIVERED TO TRUSTEE ...................................        77
   Section 12.03. ACTS OF BONDHOLDERS ......................................................        78
   Section 12.04. NOTICES, ETC. TO TRUSTEE AND ISSUER ......................................        78
   Section 12.05. NOTICES AND REPORTS TO BONDHOLDERS; WAIVER OF NOTICES ....................        79
   Section 12.06. RULES BY TRUSTEE AND AGENTS ..............................................        79
   Section 12.07. CONFLICT WITH TRUST INDENTURE ACT ........................................        79
   Section 12.08. EFFECT OF HEADINGS AND TABLE OF CONTENTS .................................        79
   Section 12.09. SUCCESSORS AND ASSIGNS ...................................................        80
   Section 12.10. SEPARABILITY .............................................................        80
   Section 12.11. BENEFITS OF INDENTURE ....................................................        80
   Section 12.12. LEGAL HOLIDAYS ...........................................................        80
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   Section 12.13. GOVERNING LAW ............................................................        80
   Section 12.14. COUNTERPARTS .............................................................        80
   Section 12.15. RECORDING OF INDENTURE ...................................................        80
   Section 12.16. ISSUER OBLIGATION ........................................................        81
   Section 12.17. INSPECTION ...............................................................        81
   Section 12.18. USURY ....................................................................        81
   Section 12.19. NO PETITION ..............................................................        81

SCHEDULE A: POOLED SECURITIES ..............................................................         1

SCHEDULE B: POOL 1 POOLED SECURITIES .......................................................         1

SCHEDULE C: POOL 2 POOLED SECURITIES .......................................................         3
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EXHIBIT I   - Letter of Representations with the Depository

EXHIBIT II  - Form of Class A-1 Bond

EXHIBIT III - Form of Class A-2 Bond


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                                     PARTIES

      THIS INDENTURE, dated as of April 1, 2002 (as amended or supplemented from time to time as permitted hereby, the "Indenture"), between Sequoia Mortgage Funding Company 2002-A (herein, together with its permitted successors and assigns, called the "Issuer"), a Delaware statutory business trust created under the Deposit Trust Agreement (as defined herein), and The Bank of New York, a New York banking corporation, as trustee (together with its permitted successors in the trusts hereunder, the "Trustee").

                              PRELIMINARY STATEMENT

      The Issuer has duly authorized the execution and delivery of this Indenture to provide for its Collateralized MBS Funding Bonds, Class A-1 and Class A-2, Series 2002-A (the "Class A-1 Bonds", the "Class A-2 Bonds" and, collectively, the "Bonds"), issuable as provided in this Indenture. All covenants and agreements made by the Issuer herein are for the benefit and security of the Holders of the Bonds. The Issuer is entering into this Indenture, and the Trustee is accepting the trusts created hereby, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged.

      All things necessary to make this Indenture a valid agreement of the Issuer in accordance with its terms have been done.

                                 GRANTING CLAUSE

      Subject to the terms of this Indenture, the Issuer hereby Grants to the Trustee at the Closing Date, as Trustee for the benefit of the Bondholders, all of the Issuer's right, title and interest in and to: (i) all accounts, accounts receivable, contract rights, general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposits, goods, notes, drafts, letters of credit, advices of credit, investment property, certificated securities, uncertificated securities and rights to payment of any and every kind, consisting of, arising from or relating to any of the following: (a) the Pooled Securities and (b) all payments and proceeds received on or with respect to the Pooled Securities commencing with the payments to be made on such Pooled Securities in May 2002 relating to the May 2002 Pooled Security Distribution Date Statements; (ii) all assets and funds as are from time to time deposited in the Trust Accounts, including amounts on deposit in such accounts which are invested in Permitted Investments, and the Security Entitlements to all Financial Assets held in the Trust Accounts from time to time; (iii) the Issuer's rights under the Sale Agreement and the Management Agreement; (iv) all present and future claims, demands, causes of action and choses in action in respect of any or all of the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion thereof, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing; and (v) all other accounts, chattel paper, goods, general intangibles and instruments of the Issuer from time to time (collectively, the "Collateral").
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      The foregoing Grant is made in trust to secure (i) the payment of principal of and interest on, and any other amounts owing in respect of, the Bonds of a Class, equally and ratably without prejudice, priority or distinction between any Bond and any other Bond of such Class by reason of the difference in time of issuance or otherwise, (ii) the payment of all other sums payable under the Indenture with respect to the Bonds and (iii) compliance with the provisions of this Indenture, all as provided in this Indenture; provided, however, notwithstanding clause (i) of this sentence, as provided in Section 2.03(b)(v) hereof, the security interest created hereunder for the benefit of (a) the Holders of the Class A-2 Bonds in Pool 1 and the payments and proceeds received therefrom shall be subordinate to the interest of the Holders of the Class A-1 Bonds, except to the extent of amounts from Pool 1 which are deposited from time to time in the Pool 2 Reserve Fund and (b) the Holders of the Class A-1 Bonds in Pool 2 and the payments and proceeds received therefrom shall be subordinate to the interest of the Holders of the Class A-2 Bonds, except to the extent of amounts from Pool 2 which are deposited from time to time in the Pool 1 Reserve Fund.

      The Trustee, as Trustee on behalf of the Holders, acknowledges such Grant, accepts the trusts hereunder in accordance with the provisions of this Indenture and agrees to perform the duties herein required to the best of its ability to the end that the interests of the Holders may be adequately and effectively protected.

      Each Holder, by acceptance of the Bonds, and the Trustee agree and acknowledge that: (i) each item of Collateral that is physically delivered to the Trustee will be held by the Trustee in Trust for the benefit of the Holders under the terms of this Indenture, and (ii) the Securities Intermediary has identified (by book-entry or otherwise) the Security Entitlement covering that portion of the Collateral consisting of Book-Entry Pooled Securities in its books and records as belonging to the Trustee and the Trustee, in turn, has identified (by book-entry or otherwise) the Securities Entitlement covering the Book-Entry Pooled Securities in its books and records as held for the benefit of such Holders under the Indenture.

      All terms used in the foregoing Granting Clause that are defined in
Section 1.01 are used with the meanings given in said Section.

                                    ARTICLE I

                                   DEFINITIONS

      Section 1.01. General Definitions.

      Except as otherwise specified or as the context may otherwise require, the following terms have the respective meanings set forth below for all purposes of this Indenture, and the definitions of such terms are applicable to the singular as well as to the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms. Whenever reference is made herein to an Event of Default or a Default known to the Trustee or of which the Trustee has notice or knowledge, such reference shall be construed to refer only to an Event of Default or Default of which the Trustee is deemed to have notice or knowledge by or through a Responsible Officer. Whenever reference herein is made to the "related" Class of Bonds or the "related" Class, such reference shall be construed to refer to (a) the Class A-1 Bonds, in the case of Pool 1, the Pool 1 Bond Payment Account, the Pool 1 Reserve Fund and the Pool 1 Investor Certificateholders and (ii) the Class A-2 Bonds, in the case of Pool 2, the


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Pool 2 Bond Payment Account, the Pool 2 Reserve Fund and the Pool 2 Investor
Certificateholders. Conversely, whenever reference herein is made to the "related" Pool, the "related" Bond Payment Account, the "related" Reserve Fund or the "related" Investor Certificateholders, respectively, such reference shall be construed to refer to (a) Pool 1, the Pool 1 Bond Payment Account, the Pool 1 Reserve Fund and the Pool 1 Investor Certificateholders, in the case of the Class A-1 Bonds, and (b) Pool 2, the Pool 2 Bond Payment Account, the Pool 2 Reserve Fund and the Pool 2 Investor Certificateholders, respectively, in the case of the Class A-2 Bonds. All other terms used herein which are defined in the Trust Indenture Act (as hereinafter defined), either directly or by reference therein, have the meanings assigned to them therein.

      "A-1 MARGIN": With respect to the Class A-1 Bonds and any Bond Payment Date on or prior to the Clean-Up Call Date, 0.60%; and after the Clean-Up Call Date, 1.00%.

      "A-2 MARGIN": With respect to the Class A-2 Bonds and any Bond Payment Date on or prior to the Clean-Up Call Date, 0.75%; and after the Clean-Up Call Date, 1.15%.

      "ACCOUNTANT": A Person engaged in the practice of accounting who (except when this Indenture provides that an Accountant must be Independent) may be employed by or affiliated with the Issuer or an Affiliate of the Issuer.

      "ACT": With respect to any Bondholder, as defined in Section 12.03.

      "ADMINISTRATIVE FEE AMOUNT": With respect to any Bond Payment Date, the sum of the Trustee Fee payable to the Trustee pursuant to Section 6.07(1) hereby and the Management Fee payable to the Manager pursuant to Section 4 of the Management Agreement relating to such Bond Payment Date.

      "AFFILIATE": With respect to any Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

      "AGENT": Any Bond Registrar, Paying Agent or Authenticating Agent.

      "AGGREGATE COLLATERAL REPORT": A supplemental report included as part of the Monthly Bond Report providing certain individual and aggregate statistical information with respect to each Pooled Security, as set forth in Section 2.15.

      "APPLIED LOSS AMOUNT": With respect to any Bond Payment Date and either Pool, the sum of (i) the aggregate amount of reduction in the Pool Balance attributable to the allocation to such Pool of any Realized Losses on the related Underlying Mortgage Loans realized during the related due period, and
(ii) the difference, if any, between (a) the sum of the Pooled Security Principal Balance of any Pooled Security of such Pool and (b) the amount received by the Trustee in complete redemption of such Pooled Security.

      "AUTHENTICATING AGENT": The Person, if any, appointed as Authenticating Agent by the Trustee at the request of the Issuer pursuant to Section 6.15, until any successor


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Authenticating Agent for the Bonds is named, and thereafter "Authenticating
Agent" shall mean such successor.

      "AUTHORIZED OFFICER": Any officer of the Owner Trustee who is authorized to act for the Owner Trustee in respect of the Issuer and whose name appears on a list of such authorized officers furnished by the Owner Trustee to the Trustee, as such list may be amended or supplemented from time to time, and any officer of the Issuer who is authorized to act pursuant to the Deposit Trust Agreement and whose name appears on a list furnished by the Depositor to the Owner Trustee and the Trustee, as such list may be amended or supplemented from time to time.

      "AVAILABLE INTEREST AMOUNT": With respect to any Bond Payment Date and either Pool, the sum of (i) aggregate amount on deposit in the related Bond Payment Account attributable or otherwise allocable to collections of interest on the Pooled Securities of such Pool for which both the Pooled Security Distribution and the related Pooled Security Distribution Date Information have been received by the Trustee as of the immediately prior Determination Time and
(ii) that portion of the repurchase price of a Pooled Security repurchased by the Seller or the Depositor pursuant to Section 6 of the Sale Agreement attributable to interest and deposited in the related Bond Payment Account pursuant to Section 2.03(b)(i).

      "AVAILABLE PRINCIPAL AMOUNT": With respect to any Bond Payment Date and either Pool, the sum of (i) aggregate amount on deposit in the related Bond Payment Account attributable or otherwise allocable to collections of principal on the Pooled Securities of such Pool for which both the Pooled Security Distribution and the related Pool Security Distribution Date Information have been received by the Trustee as of the immediately prior Determination Time and
(ii) that portion of the repurchase price of a Pooled Security repurchased by the Seller or the Depositor pursuant to Section 6 of the Sale Agreement attributable to principal and deposited by the Issuer in the related Bond Payment Account pursuant to Section 2.03(b)(i).

      "BANKRUPTCY": As to any Person, the making of an assignment for the benefit of creditors, the filing of a voluntary petition in bankruptcy, adjudication as a bankrupt or insolvent, the entry of an order for relief in a bankruptcy or insolvency proceeding, the seeking of reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief, or seeking, consenting to or acquiescing in the appointment of a trustee, receiver or liquidator, dissolution, or termination, as the case may be, of such Person pursuant to the provisions of either the Bankruptcy Code of 1986 or any other similar state laws.

      "BANKRUPTCY CODE": The United States Bankruptcy Reform Act of 1978, as amended.

      "BASIC DOCUMENTS": The meaning ascribed thereto in the Deposit Trust Agreement.

      "BBA": The British Banker's Association.

      "BBA's Interest Settlement Rates": The rate for U.S. dollar deposits of one-month maturity set by BBA as of 11:00 a.m. (London time) on the LIBOR Determination Date as currently displayed on the Designated Telerate Page.


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      "BENEFICIAL OWNER": With respect to a Book-Entry Bond, the Person who is the beneficial owner of such Book-Entry Bond.

      "BOND INTEREST RATES": For each Interest Accrual Period and each Class of Bonds, the following per annum rates: (a) the Class A-1 Bonds: LIBOR plus the applicable A-1 Margin; (b) the Class A-2 Bonds: LIBOR plus the applicable A-2 Margin.

      "BOND PAYMENT ACCOUNT": Each of the Pool 1 Bond Payment Account and the Pool 2 Bond Payment Account.

      "BOND PAYMENT DATE": The day which is the third Business Day following the 25th day of each calendar month or, if such 25th day is not a Business Day, the third Business Day following the next such succeeding Business Day, commencing in May 2002.

      "BOND PRINCIPAL AMOUNT": As to any Bond of either Class and any Bond Payment Date, the initial principal amount for such Bond as of the Closing Date as reduced by all amounts previously distributed on that Bond in respect of principal.

      "BOND REGISTER" AND "BOND REGISTRAR": As defined in Section 2.07.

      "BONDHOLDER" OR "HOLDER": The Person in whose name a Bond is registered in the Bond Register.

      "BONDS": Any Class A-1 Bond or Class A-2 Bond authorized by, and authenticated and delivered under, this Indenture.

      "BOOK-ENTRY BONDS": Each of the Class A-1 Bonds and the Class A-2 Bonds.

      "BOOK-ENTRY POOLED SECURITIES": As designated at Schedule A by the notation "DTC", those Pooled Securities which are in the form of entries on the books and records of the Depository.

      "BOOK-ENTRY TERMINATION": Any of the events described in Section 2.14 hereof.

      "BUSINESS DAY": Any day other than (i) a Saturday or a Sunday, or (ii) a day on which banking institutions in The City of New York, New York or the city in which the Corporate Trust Office of the Trustee is located are authorized or obligated by law or executive order to be closed.

      "CARRYFORWARD INTEREST": With respect to either Class of Bonds and any Bond Payment Date, the sum of (1) the amount, if any, by which (x) the sum of
(A) the Monthly Interest Amount for such Class for the immediately preceding Bond Payment Date and (B) any unpaid Carryforward Interest from previous Bond Payment Dates exceeds (y) the amount distributed in respect of interest on such Class on such immediately preceding Bond Payment Date and (2) interest on such amount for the related Interest Accrual Period at the applicable Bond Interest Rate.

      "CERTIFICATE DISTRIBUTION ACCOUNT": Each of the Pool 1 Certificate Distribution Account and the Pool 2 Certificate Distribution Account.

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      "CERTIFICATE PAYING AGENT": The paying agent appointed pursuant to Section
3.09(vii) of the Deposit Trust Agreement to pay distributions on deposit in the Certificate Distribution Accounts to the related Investor Certificateholder on behalf of the Issuer, which shall initially be The Bank of New York.

      "CERTIFICATE REGISTRAR": The certificate registrar appointed pursuant to the Deposit Trust Agreement which shall initially be The Bank of New York.

      "CLASS": Collectively all of the Bonds bearing the same class designation. The Bonds are divided into Classes as provided in Section 2.03(a) of this Indenture.

      "CLASS A-1 BOND": A bond in the form of Exhibit II authorized by, and authenticated and delivered under, this Indenture.

      "CLASS A-1 STEP-UP EVENT": With respect to the Class A-1 Bonds, notice to the Issuer from both Moody's and S&P that their respective ratings assigned to the Class A-1 Bonds have been downgraded to any rating category below "Aa3" and "AA-", respectively. A Class A-1 Step-Up Event will be in effect on the Bond Payment Date immediately following receipt by the Trustee from the Issuer of a Class A-1 Step-Up Event Notice.

      "CLASS A-1 STEP-UP EVENT NOTICE": Written notice from the Issuer to the Trustee which has been delivered to the Trustee at least five (5) Business Days prior to a Bond Payment Date and which otherwise meets the requirements of
Section 12.04, stating that a Class A-1 Step-Up Event has occurred.

      "CLASS A-1 STEP-DOWN EVENT": With respect to the Class A-1 Bonds following the effective date of a Class A-1 Step-Up Event, notice to the Issuer from either Moody's or S&P that the rating assigned to the Class A-1 Bonds has been restored to "Aa3" or "AA-," respectively, or higher. A Class A-1 Step-Down Event will be in effect on the Bond Payment Date immediately following receipt by the Trustee from the Issuer of a Class A-1 Step-Down Event Notice.

      "CLASS A-1 STEP-DOWN EVENT NOTICE": Written notice from the Issuer to the Trustee which has been delivered to the Trustee at least five (5) Business Days prior to a Bond Payment Date and which otherwise meets the requirements of
Section 12.04, stating that a Class A-1 Step-Down Event has occurred.

      "CLASS A-2 BOND": A bond in the form of Exhibit III authorized by, and authenticated and delivered under, this Indenture.

      "CLASS A-2 STEP-UP EVENT": With respect to the Class A-2 Bonds, notice to the Issuer from both Moody's and Fitch that their respective ratings assigned to the Class A-2 Bonds have been downgraded to any rating category below "Aa3" and "AA-", respectively. A Class A-2 Step-Up Event will be in effect on the Bond Payment Date immediately following receipt by the Trustee from the Issuer of a Class A-2 Step-Up Event Notice.

      "CLASS A-2 STEP-UP EVENT NOTICE": Written notice from the Issuer to the Trustee which has been delivered to the Trustee at least five (5) Business Days prior to a Bond

Payment Date and which otherwise meets the requirements of Section 12.04, stating that a Class A-2 Step-Up Event has occurred.

      "CLASS A-2 STEP-DOWN EVENT": With respect to the Class A-2 Bonds following the effective date of a Class A-2 Step-Up Event, notice from either Moody's or Fitch that its rating assigned to the Class A-2 Bonds has been restored to "Aa3" or "AA-", respectively, or higher. A Class A-2 Step-Down Event will be in effect on the Bond Payment Date immediately following receipt by the Trustee from the Issuer of a Class A-2 Step-Down Event Notice.

      "CLASS A-2 STEP-DOWN EVENT NOTICE": Written notice from the Issuer to the Trustee which has been delivered to the Trustee at least five (5) Business Days prior to a Bond Payment Date and which otherwise meets the requirements of
Section 12.04, stating that a Class A-2 Step-Down Event has occurred.

      "CLASS PRINCIPAL AMOUNT": As to any Class of Bonds and any Bond Payment Date, the initial principal amount of such Class as of the Closing Date as set forth at Section 2.03(a), as reduced by all amounts previously distributed to such Class in respect of principal of such Class.

      "CLEAN-UP CALL DATE": With respect to either Pool, the first Bond Payment Date following the Bond Payment Date on which the outstanding Pool Balance is less than 10% of the Pool Balance as of the Closing Date.

      "CLOSING DATE": April 30, 2002.

      "CODE": The Internal Revenue Code of 1986, including any successor or amendatory provisions.

      "COLLATERAL": The meaning specified in the Granting Clause hereto.

      "COMMISSION": Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, as amended, or if at any time such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time under the Trust Indenture Act or similar legislation replacing the Trust Indenture Act.

      "CONTROL": The meaning specified in Section 8-106 of the New York UCC.

      "CORPORATE TRUST OFFICE": The principal corporate trust office of the Trustee located at 5 Penn Plaza, 16th Floor, New York, New York 10001,
Attention: Corporate Trust Administration (re: Sequoia Mortgage Funding Company 2002-A), or at such other address as the Trustee may designate from time to time by notice to the Bondholders and the Issuer, or the principal corporate trust office of any successor Trustee.

      "DEFAULT": Any occurrence which is, or with notice or the lapse of time or both would become, an Event of Default.

      "DEFINITIVE BONDS": Bonds other than Book-Entry Bonds.

      "DENOMINATION": With respect to the Bonds, the amount set forth on the face thereof as the "Initial Principal Amount of this Bond".

      "DEPOSIT TRUST AGREEMENT": The Deposit Trust Agreement, dated as of April 1, 2002, between the Owner Trustee and the Depositor, creating the Issuer, as such Deposit Trust Agreement may be amended or supplemented from time to time.

      "DEPOSITOR": Sequoia Mortgage Funding Corporation, a Delaware corporation.

      "DEPOSITORY": The initial Depository with respect to each Class of Book-Entry Bonds and Book-Entry Pooled Securities shall be The Depository Trust Company of New York, the nominee for which is Cede & Co. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(3) of the New York UCC.

      "DEPOSITORY PARTICIPANTS": A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

      "DESIGNATED TELERATE PAGE": The display set forth on the Dow Jones Telerate Service page 3750, or such other page as may replace page 3750 on that service, or such other service that may be nominated by the BBA as the information vendor for the purpose of displaying the BBA's Interest Settlement Rates for deposit in U.S. dollars.

      "DETERMINATION TIME": As to any Bond Payment Date, 3:00 p.m. New York City time on the Business Day immediately prior to such Bond Payment Date.

      "ELIGIBLE ACCOUNT": Any of (i) an account or accounts maintained with a federal or state chartered depository institution or trust company the short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the debt obligations of such holding company) have the highest short-term ratings of each Rating Agency at the time any amounts are held on deposit therein, or (ii) an account or accounts in a depository institution or trust company in which such accounts are insured by the FDIC or the SAIF (to the limits established by the FDIC or the SAIF) and the uninsured deposits in which accounts are otherwise secured such that, as evidenced by an Opinion of Counsel delivered to the Trustee and to each Rating Agency, the Bondholders have a claim with respect to the funds in such account or a perfected first priority security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution or trust company in which such account is maintained, or (iii) a trust account or accounts maintained with the trust department of a federal or state chartered depository institution or trust company, acting in its fiduciary capacity or (iv) any other account acceptable to each Rating Agency. Eligible Accounts may bear interest, and may include, if otherwise qualified under this definition, accounts maintained with the Trustee.

      "ENTITLEMENT HOLDER": The meaning specified in Section 8-102(a)(7) of the New York UCC.

      "ENTITLEMENT ORDER": The meaning specified in Section 8-102(a)(8) of the New York UCC (i.e., generally, orders directing the transfer or redemption of a Financial Asset).

      "EVENT OF DEFAULT": The meaning specified in Section 5.01.

      "FDIC": The Federal Deposit Insurance Corporation, or any successor thereto.

      "FINANCIAL ASSET": The meaning specified in Section 8-102(a)(a) of the New York UCC.

      "FITCH": Fitch Ratings, or any successor thereto. For purposes of Section 12.04, the address for notices to Fitch shall be Fitch Ratings, One State Street Plaza, New York, New York, 10004, Attention: Structured Finance (re: Sequoia Mortgage Funding Company 2002-A), or such other address as Fitch may hereafter furnish to the Issuer.

      "GRANT": Mortgage, pledge, bargain, sell, warrant, alienate, remit, release, convey, assign, transfer, create, and grant a lien upon and a security interest in and right of set-off against, deposit, set over and confirm pursuant to this Indenture. A Grant of the Collateral or of any other agreement or instrument shall include all rights, powers and options (but none of the obligations) of the granting party thereunder, including the immediate and continuing right to claim for, collect, receive and give receipt for principal and interest payments in respect of the Collateral and all other moneys payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring Proceedings in the name of the granting party or otherwise, and generally to do and receive anything that the granting party is or may be entitled to do or receive thereunder or with respect thereto.

      "HIGHEST LAWFUL RATE": The meaning specified in Section 12.18.

      "INDENTURE" or "THIS INDENTURE": This instrument as originally executed and, if from time to time supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, as so supplemented or amended. All references in this instrument to designated "Articles", "Sections", "Subsections" and other subdivisions are to the designated Articles, Sections, Subsections and other subdivisions of this instrument as originally executed. The words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section, Subsection or other subdivision.

      "INDEPENDENT": When used with respect to any specified Person means such a Person who (i) is in fact independent of the Issuer and any other obligor upon the Bonds, (ii) does not have any direct financial interest or any material indirect financial interest in the Issuer or in any such other obligor or in an Affiliate of the Issuer or such other obligor and (iii) is not connected with the Issuer or any such other obligor as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions. Whenever it is herein provided that any Independent Person's opinion or certificate shall be furnished to the Trustee, such Person shall be appointed by an Issuer Order and with the approval of the Trustee, which approval shall not be unreasonably withheld, and such opinion or certificate shall state that the signer has read this definition and that the signer is Independent within the meaning hereof.

      "INTEREST ACCRUAL PERIOD": As to any Bond Payment Date, the period commencing on the previous Bond Payment Date (or in the case of the first Bond Payment Date, beginning on the Closing Date) to and including the date preceding such current Bond Payment Date. Regardless of the number of actual days in any Interest Accrual Period, interest will accrue on the Bonds on the basis of a 360-day year consisting of twelve 30-day months.

      "INVESTOR CERTIFICATE": Each of the Pool 1 Investor Certificate and the Pool 2 Investor Certificate issued at the Closing Date pursuant to the Deposit Trust Agreement.

      "INVESTOR CERTIFICATEHOLDER": The registered holder of either a Pool 1 Investor Certificate or Pool 2 Investor Certificate, which in both cases shall initially be the Depositor.

      "INITIAL CLASS PRINCIPAL AMOUNT": The Class Principal Amounts of the Class A-1 Bonds and of the Class A-2 Bonds as of the Closing Date which are $64,761,000 and $15,861,000, respectively.

      "ISSUER": Sequoia Mortgage Funding Company 2002-A, a Delaware statutory business trust formed pursuant to the Deposit Trust Agreement.

      "ISSUER ORDER" and "ISSUER REQUEST": A written order or request that is dated and signed in the name of the Issuer by an Authorized Officer or the Manager and delivered to the Trustee.

      "LETTER OF REPRESENTATIONS": With respect to the Book-Entry Bonds, the letter agreement among the Issuer, the Trustee and the Depository governing Book-Entry transfers of, and certain other matters with respect to, such Book-Entry Bonds and attached as Exhibit I hereto.

      "LIBOR": The London Interbank Rate for U.S. dollar deposits determined as provided in Section 2.20. As of the Closing Date, LIBOR equals 1.84250%.

      "LIBOR BUSINESS DAY": Any day on which banks in London and New York are open for conducting transactions in foreign currency and exchange.

      "LIBOR DETERMINATION DATE": The second LIBOR Business Day preceding the commencement of each Interest Accrual Period.

      "LIQUIDATED MORTGAGE LOAN": As to any Underlying Mortgage Loan and any Bond Payment Date, the meaning assigned to such term in the related Underlying Agreement or, in the absence of such definition in the related Underlying Agreement, a "Liquidated Mortgage Loan' shall mean any Underlying Mortgage Loan which has become a defaulted mortgage loan (including any REO Property) which was liquidated in the calendar month preceding the month of such Bond Payment Date and to which the Underlying Servicer has determined, in accordance with customary servicing procedures, that all Liquidation Proceeds which it expects to recover from or on account of such Underlying Mortgage Loan (including the fund disposition of REO Property), has been recovered.

      "LIQUIDATION PROCEEDS": As to any Underlying Mortgage Loan and any Bond Payment Date, the meaning assigned to such term in the related Underlying Agreement or, in the absence of such definition in the related Underlying Agreement, "Liquidation Proceeds" shall mean the aggregate of all proceeds received by the Underlying Servicer in connection with the liquidation of the mortgaged property underlying the Underlying Mortgage Loan, whether through trustee's sale, foreclosure, condemnation, taking by eminent domain (or otherwise), including insurance proceeds and any other proceeds received in connection with REO Property, as set forth in the related Pooled Security Distribution Date Statement.

      "MANAGEMENT AGREEMENT": The management agreement, dated as of April 1, 2002, between the Manager and the Issuer.

      "MANAGEMENT FEE": The monthly management fee of $500 paid to the Manager pursuant to the Management Agreement.

      "MANAGER": The Seller.

      "MATURITY": With respect to the Bonds, the date on which the entire unpaid principal amount of such Bonds becomes due and payable as therein or herein provided, whether at the Stated Maturity of the final installment of such principal or by declaration of acceleration, call for redemption or otherwise.

      "MOODY'S": Moody's Investors Service, Inc., or any successor thereto. For purposes of Section 12.04 the address for notices to Moody's shall be Moody's Investors Service, Inc., 99 Church Street, New York, New York 10007, Attention:
Structured Finance, or such other address as Moody's may hereafter furnish to the Issuer and the Trustee.

      "MONTHLY BOND REPORT": The meaning specified in Section 2.15.

      "MONTHLY INTEREST AMOUNT": With respect to any Bond Payment Date and any Class of Bonds, an amount equal to the interest accrued during the immediately preceding Interest Accrual Period at the Bond Interest Rate on the Class Principal Amount of such Class as of the first day of such Interest Accrual Period.

      "NET LIQUIDATION PROCEEDS": As to any Underlying Mortgage Loan which is a Liquidated Mortgage Loan, the meaning assigned to such term in the related Underlying Agreement, or in the absence of such definition in the related Underlying Agreement, "Net Liquidation Proceeds" shall mean Liquidation Proceeds, less expenses incurred by the Underlying Servicer in connection with the liquidation of such Liquidated Mortgage Loan.

      "NEW YORK UCC": The Uniform Commercial Code as in effect in the State of New York.

      "OFFICER'S CERTIFICATE": A certificate signed by any Authorized Officer of the Issuer under the circumstances described in, and otherwise complying with, the applicable requirements of Section 12.01, and delivered to the Trustee.

      "OPINION OF COUNSEL": A written opinion of counsel who may, except as otherwise expressly provided in this Indenture, be counsel for the Issuer, and who shall be reasonably satisfactory to the Trustee.

      "OUTSTANDING": As of the date of determination, all Bonds theretofore authenticated and delivered under this Indenture except:

            (i) Bonds theretofore cancelled by the Bond Registrar or delivered to the Bond Registrar for cancellation;

            (ii) Bonds or portions thereof for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Issuer) in trust for the Holders of such Bonds; provided, however, that if such Bonds are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor, satisfactory to the Trustee, has been made;

            (iii) Bonds in exchange for or in lieu of which other Bonds have been authenticated and delivered pursuant to this Indenture unless proof satisfactory to the Trustee is presented that any such Bonds are held by a bona fide purchaser (as defined by the UCC); and

            (iv) Bonds alleged to have been destroyed, lost or stolen for which replacement Bonds have been issued as provided for in Section 2.08;

provided, however, that in determining whether the Holders of the requisite Outstanding Bond Principal Amount of the Bonds or the Outstanding Class Principal Amount of any Class of Bonds have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Bonds owned by the Issuer, any other obligor upon the Bonds or any Affiliate of the Issuer or such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Bonds which a Responsible Officer of the Trustee actually knows to be so owned shall be so disregarded. Bonds so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Bonds and that the pledgee is not the Issuer, any other obligor upon the Bonds or any Affiliate of the Issuer or such other obligor.

      "OWNER": Sequoia Mortgage Funding Corporation, as holder of each of the Pool 1 Investor Certificate and the Pool 2 Investor Certificate issued pursuant to the Deposit Trust Agreement.

      "OWNER TRUSTEE": Wilmington Trust Company, a Delaware banking corporation, not in its individual capacity but solely as Owner Trustee under the Deposit Trust Agreement, until a successor Person shall have become the Owner Trustee pursuant to the applicable provisions of the Deposit Trust Agreement, and thereafter "Owner Trustee" shall mean such successor Person.

      "PAYING AGENT": The Trustee or any other depository institution or trust company that is authorized by the Issuer pursuant to Section 3.03 to pay the principal of, or interest on, any Bonds on behalf of the Issuer.

      "PERCENTAGE INTEREST": With respect to any Bond in either Class, the percentage equivalent of a fraction, the numerator of which is such Bond's initial Denomination and the denominator of which is the applicable Class Principal Amount of such Class.

      "PERMITTED ENCUMBRANCE": Any lien, charge, security interest, mortgage or other encumbrance Granted by the Issuer in the Trust Estate, provided that:

            (i) such lien, charge, security interest, mortgage or encumbrance extends only to a portion of the Trust Estate which is limited to cash deliverable or payable to the Issuer on behalf of the Investor Certificateholders pursuant to Section 2.03(b)(vii);

            (ii) such lien, charge, security interest, mortgage or other encumbrance secures indebtedness which the Issuer is permitted to incur under the terms of this Indenture; and

            (iii) the beneficiary of such lien, charge, security interest, mortgage or other encumbrance has agreed that in connection with the enforcement thereof it will not bring any Proceeding seeking, or which would result in, the sale of any portion of the Trust Estate and will not file any petition for the commencement of insolvency proceedings with respect to the Issuer under the federal bankruptcy laws, as now or hereafter in effect, or any other present or future federal or state bankruptcy, insolvency or similar law, or for the appointment of any receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or of any of its property, or seeking an order for the winding up or liquidation of the affairs of the Issuer.

      "PERMITTED INVESTMENTS": At any time, any one or more of the following obligations and securities:

            (i) obligations of the United States or any agency thereof, provided that such obligations are backed by the full faith and credit of the United States;

            (ii) general obligations of or obligations guaranteed by any state of the United States or the District of Columbia receiving the highest long-term debt rating of each Rating Agency, or such lower rating as will not result in the downgrading or withdrawal of the ratings then assigned to a Class of Bonds by the Rating Agencies, as evidenced by a signed writing delivered by each applicable Rating Agency;

            (iii) commercial or finance company paper which is then receiving the highest commercial or finance company paper rating of each Rating Agency, or such lower rating as will not result in the downgrading or withdrawal of the ratings then assigned to a Class of Bonds by the Rating Agencies, as evidenced by a signed writing delivered by each applicable Rating Agency;

            (iv) certificates of deposit, demand or time deposits, or bankers' acceptances issued by any depository institution or trust company incorporated under the laws of the United States or of any state thereof and subject to supervision and examination by federal and/or state banking authorities, provided that the commercial paper and/or long-term unsecured debt obligations of such depository institution or trust company (or in the case of the principal depository institution in a holding company system, the commercial paper or long-term unsecured debt obligations of such holding company, but only if Moody's is not the applicable Rating Agency) are then rated one of the two highest long-term and the highest short-term ratings of each Rating Agency for such securities, or such lower ratings as will not result in the downgrading or withdrawal of the ratings then assigned to a Class of Bonds by the Rating Agencies, as evidenced by a signed writing delivered by each applicable Rating Agency;

            (v) demand or time deposits or certificates of deposit issued by any bank or trust company or savings institution to the extent that such deposits are fully insured by the FDIC;

            (vi) guaranteed reinvestment agreements issued by any bank, insurance company or other corporation acceptable to the Rating Agencies at the time of the issuance of such agreements, as evidenced by a signed writing delivered by each Rating Agency;

            (vii) repurchase obligations with respect to any security described in clauses (i) and (ii) above, in either case entered into with a depository institution or trust company (acting as principal) described in clause (iv) above;

            (viii) securities (other than stripped bonds, stripped coupons or instruments sold at a purchase price in excess of 115% of the face amount thereof) bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States or any state thereof which, at the time of such investment, have one of the two highest ratings of each Rating Agency (except if the Rating Agency is Moody's, such rating shall be the highest commercial paper rating of Moody's for any such series), or such lower rating as will not result in the downgrading or withdrawal of the ratings then assigned to any Class of Bonds by the Rating Agencies, as evidenced by a signed writing delivered by each applicable Rating Agency;

            (ix) interests in any money market fund which at the date of acquisition of the interests in such fund and throughout the time such interests are held in such fund has the highest applicable rating by each applicable Rating Agency or such lower rating as will not result in a change in the rating then assigned to a Class of Bonds by each applicable Rating Agency including funds for which the Trustee or any of its Affiliates is investment manager or advisor;

            (x) short-term investment funds sponsored by any trust company or national banking association incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by each applicable Rating Agency in their respective highest applicable rating category or such lower rating as will not result in a change in the rating then assigned to a Class of Bonds by each applicable Rating Agency; and

            (xi) such other investments having a specified stated maturity and bearing interest or sold at a discount acceptable to the Rating Agencies as will not result in the downgrading or withdrawal of the ratings then assigned to a Class of Bonds by each applicable Rating Agency;

      provided, that no such instrument shall be a Permitted Investment if (i) such instrument evidences the right to receive interest only payments with respect to the obligations underlying such instrument or (ii) such instrument would require the Issuer to register as an investment company under the Investment Company Act of 1940, as amended.

      "PERSON": Any individual, corporation, partnership, joint venture, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

      "POOL": Each of Pool 1 and Pool 2.

      "POOL 1": The collateral pool consisting of the Pooled Securities described at Schedule B hereto.

      "POOL 1 BOND PAYMENT ACCOUNT": The separate Eligible Account created and maintained by the Trustee pursuant to Section 2.03(b)(i) in the name of the Trustee for the benefit of the Class A-1 Bondholders and designated "Pool 1 Bond Payment Account of The Bank of New York, in trust for the registered holders of the Sequoia Mortgage Funding Company 2002-A Collateralized MBS Funding Bonds, Series 2002-A, Class A-1."

      "POOL 1 CERTIFICATE DISTRIBUTION ACCOUNT": The separate Eligible Account created and maintained by the Certificate Paying Agent pursuant to Section 2.03(b)(iv) in the name of the Trustee for the benefit of the Issuer and designated "Pool 1 Certificate Distribution Account of The Bank of New York, in trust for the benefit of Sequoia Mortgage Funding Company 2002-A.

      "POOL 1 INITIAL OVERCOLLATERALIZATION AMOUNT": With respect to Pool 1 on the Closing Date, a Pool 1 Overcollateralization Amount equal to $654,499.

      "POOL 1 INVESTOR CERTIFICATE": The equity certificate representing a beneficial ownership interest in the Trust Estate issued substantially in the form of Exhibit A-1 to the Deposit Trust Agreement.

      "POOL 1 OVERCOLLATERALIZATION AMOUNT": With respect to Pool 1 and any Bond Payment Date, an amount equal to the excess of the Pool Balance of Pool 1 (after taking into account all principal distributions made on the Pooled Securities in Pool 1 on the immediately preceding Pooled Security Distribution Date in reduction of its Pool Balance) over the Class Principal Amount of the Class A-1 Bonds on such Bond Payment Date (after taking into account all payments made on such Bond Payment Date in reduction of the Class Principal Amount of the Class A-1 Bonds).

      "POOL 1 REQUIRED OVERCOLLATERALIZATION AMOUNT": With respect to Pool 1 and any Bond Payment Date on which (A) a Class A-1 Step-Up Event is not in effect or a Class A-1 Step-Down Event is in effect, a Pool 1 Overcollateralization Amount equal to 2.70% of the Pool Balance of Pool 1 on such Bond Payment Date and (B) with respect to which a Class A-1 Step-Up Event is in effect, a Pool 1 Overcollateralization Amount equal to 4.00% of the Pool Balance of Pool 1 on such Bond Payment Date.

      "POOL 1 RESERVE FUND": The separate Eligible Account created and maintained by the Trustee pursuant to Section 2.03(b)(iii) in the name of the Trustee for the benefit of the Class A-1 Bondholders and designated "Pool 1 Reserve Fund of The Bank of New York, in trust for the registered holders of the Sequoia Mortgage Funding Company 2002-A Collateralized MBS Funding Bonds, Series 2002-A, Class A-1."

      "POOL 2": The collateral pool consisting of the Pooled Securities described at Schedule C hereto.

      "POOL 2 BOND PAYMENT ACCOUNT": The separate Eligible Account created and maintained by the Trustee pursuant to Section 2.03(b)(i) in the name of the Trustee for the benefit of the Class A-2 Bondholders and designated "Pool 2 Bond Payment Account of The Bank of New York, in trust for the registered holders of the Sequoia Mortgage Funding Company 2002-A Collateralized MBS Funding Bonds, Series 2002-A, Class A-2."

      "POOL 2 CERTIFICATE DISTRIBUTION ACCOUNT": The separate Eligible Account created and maintained by the Certificate Paying Agent pursuant to Section 2.03(b)(iv) in the name of the Trustee for the benefit of the Issuer and designated "Pool 2 Certificate Distribution Account of The Bank of New York, in trust for the benefit of Sequoia Mortgage Funding Company 2002-A.

      "POOL 2 INITIAL OVERCOLLATERALIZATION AMOUNT": With respect to Pool 2 on the Closing Date, a Pool 2 Overcollateralization Amount equal to $161,154.

      "POOL 2 INVESTOR CERTIFICATE": The equity certificate representing a beneficial ownership interest in the Trust Estate issued substantially in the form of Exhibit A-2 of the Deposit Trust Agreement.

      "POOL 2 OVERCOLLATERALIZATION AMOUNT": With respect to Pool 2 and any Bond Payment Date, an amount equal to the excess of the Pool Balance of Pool 2 (after taking into account all principal distributions made on the Pooled Securities in Pool 2 on the immediately preceding Pooled Security Distribution Date in reduction of its Pool Balance) over the Class Principal Amount of the Class A-2 Bonds on such Bond Payment Date (after taking into account all payments made on such Bond Payment Date in reduction of the Class Principal Amount of the Class A-2 Bonds).

      "POOL 2 REQUIRED OVERCOLLATERALIZATION AMOUNT": With respect to Pool 2 and any Bond Payment Date on which (A) a Class A-2 Step-Up Event is not in effect or a Class A-2 Step-Down Event is in effect, a Pool 2 Overcollateralization Amount equal to 2.00% of the Pool Balance of Pool 2 on such Bond Payment Date and (B) a Class A-2 Step-Up Event is in effect, a Pool 2 Overcollateralization Amount equal to 4.00% of the Pool Balance of Pool 2 on such Bond Payment Date.

      "POOL 2 RESERVE FUND": The separate Eligible Account created and maintained by the Trustee pursuant to Section 2.03(b)(iii) in the name of the Trustee for the benefit of the Class A-2 Bondholders and designated "Pool 2 Reserve Fund of The Bank of New York, in trust for the registered holders of the Sequoia Mortgage Funding Company 2002-A Collateralized MBS Funding Bonds, Series 2002-A, Class A-2."

      "POOL BALANCE": As to any Bond Payment Date and either Pool, the aggregate of the Pooled Security Principal Balances of the Pooled Securities comprising such Pool.

      "POOLED SECURITY": The Seller's percentage ownership interest in each of 17 classes of mortgage pass-through certificates and a single class of mortgage-backed bonds sold by the Seller to the Depositor and resold by the Depositor to the Issuer pursuant to the Sale Agreement. A description of each of the Pool Securities is set forth at Schedule A hereto.

      "POOLED SECURITY DISTRIBUTION": With respect to any Pooled Security and a Pooled Security Distribution Date, the aggregate distribution of interest and/or principal (whether scheduled or unscheduled) received on such Pooled Security on such Pooled Security Distribution Date.

      "POOLED SECURITY DISTRIBUTION DATE": As to any Pooled Security, the same meaning as "Distribution Date" as defined in the related Underlying Agreement, which is the 25th day (or if such 25th day is not a business day, as such term is defined in the related Underlying Agreement, the following business day) of each month except, in the case of one Pooled Security (as specified at Schedule A hereto), the Pooled Security Distribution Date is the 15th day (or if such day is not a business day, as such term is defined in the related Underlying Agreement, the following business day) of each month.

      "POOLED SECURITY DISTRIBUTION DATE INFORMATION": As to any Determination Time and each Pooled Security, the Pooled Security Distribution Date Statement and/or such other information which enables the Trustee to determine current principal and interest distributions on, and Realized Losses allocated with respect to, the Pooled Security.

      "POOLED SECURITY DISTRIBUTION DATE STATEMENT": With respect to any Underlying Trust, the monthly report provided by the Underlying Trustee or the Underlying Servicer to the Trustee relating to a Pooled Security issued by such Underlying Trust in connection with each Pooled Security Distribution Date.

      "POOLED SECURITY PRINCIPAL BALANCE": As to any Pooled Security and any Bond Payment Date, the outstanding principal balance of such Pooled Security, based upon the information reported in the related Pooled Security Distribution Date Statement relating to the most recent Pooled Security Distribution on such Pooled Security, after giving effect to distributions made on the Pooled Security on or prior to such date.

      "PREDECESSOR BONDS": With respect to any particular Bond of a Class, every previous Bond of that Class evidencing all or a portion of the same debt as that evidenced by such particular Bond; and, for the purpose of this definition, any Bond authenticated and delivered under Section 2.08 in lieu of a lost, destroyed or stolen Bond shall be deemed to evidence the same debt as the lost, destroyed or stolen Bond.

      "PROCEEDING": Any suit in equity, action at law or other judicial or administrative proceeding.

      "PROPORTIONATE SHARE": With respect to any Class of Bonds and any Bond Payment Date, a fraction (expressed as a percentage) the numerator of which is such Class's Class Principal Amount on such Bond Payment Date and the denominator of which is the aggregate Bond Principal Amount on such Bond Payment Date, such percentage to be determined prior to taking into account any payments in reduction of the Class Principal Amount of such Class or the Bond Principal Amount of the Bonds on such Bond Payment Date.

      "PROSPECTUS SUPPLEMENT": The Prospectus Supplement dated April 29, 2002 relating to the initial sale of the Bonds.

      "RATING AGENCY": With respect to a Class of Bonds, each of Moody's and S&P, in the case of the Class A-1 Bonds, and each of Moody's and Fitch, in the case of the Class A-2 Bonds, and, when referred to collectively, each of Moody's, S&P and Fitch. If any such organization or a successor is no longer in existence, "Rating Agency" shall be such nationally recognized statistical rating organization, or other comparable Person, as is designated by the Issuer, notice of which designation shall be given to the Trustee. References herein to a given rating or rating category of a Rating Agency shall mean such rating category without giving effect to any modifiers.

      "REALIZED LOSS": With respect to each Underlying Mortgage Loan, the meaning assigned to such term in the related Underlying Agreement, or, in the absence of such definition in the related Underlying Agreement, a "Realized Loss" shall mean, with respect to any Underlying Mortgage Loan which is a Liquidated Mortgage Loan, the amount by which the outstanding principal balance of such Liquidated Mortgage Loan on the date of liquidation exceeded Net Liquidation Proceeds, to the extent allocable to principal.

      "RECORD DATE": As to any Bond Payment Date (i) the last Business Day preceding such Bond Payment Date (or May 3, 2002, in the case of the first Bond Payment Date), and (ii) in the case of all Definitive Bonds (including Book-Entry Bonds that are subsequently reissued as Definitive Bonds), the last Business Day of the month preceding the month of each Bond Payment Date.

      "REDEMPTION AMOUNT": As defined in Section 10.01(b) hereof.

      "REDEMPTION DATE": Any Bond Payment Date on which Bonds may be redeemed.

      "REDEMPTION PRICE": With respect to each Class of Bonds, an amount equal to 100% of the then Outstanding Class Principal Amount, together with interest on such amount at the applicable Bond Interest Rate through the related Interest Accrual Period.

      "REDEMPTION RECORD DATE": The Record Date with respect to the Bond Payment Date on which any redemption of the Bonds is to occur.

      "REO PROPERTY": Property acquired by the Underlying Trustee or Underlying Servicer upon foreclosure or deed in lieu of foreclosure in respect of any defaulted Underlying Mortgage Loan as reported in the related Pooled Security Distribution Date Statement.

      "REQUIRED RATINGS": With respect to the Class A-1 Bonds, "AAA" by S&P and "Aaa" by Moody's. With respect to the Class A-2 Bonds, "AAA" by Fitch and "Aaa" by Moody's.

      "RESERVE FUND": Each of the Pool 1 Reserve Fund and the Pool 2 Reserve
Fund.

      "RESPONSIBLE OFFICER": When used with respect to the Trustee, any officer assigned to the Corporate Trust Division (or any successor thereto), including any Vice President, Assistant Vice President, Trust Officer, any Assistant Secretary, any trust officer or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers, in each case having direct responsibility for the administration of this Indenture.

      "S&P": Standard & Poor's Ratings Group, a division of McGraw-Hill Inc. For purposes of Section 12.04 the address for notices to S&P shall be Standard & Poor's Ratings Group, 26 Broadway, 15th Floor, New York, New York 10004,
Attention: Mortgage Surveillance Monitoring, or such other address as S&P may hereafter furnish to the Issuer and the Trustee.

      "SAIF": The Savings Association Insurance Fund, or any successor thereto.

      "SALE": The meaning specified in Section 5.17(a).

      "SALE AGREEMENT": The Pooled Security Sale and Collection Agreement, dated as of April 1, 2002, by and among the Seller, the Depositor and the Issuer.

      "SECURITIES ACCOUNT": The meaning specified in Section 8-501 of the New York UCC.

      "SECURITIES ACT": The Securities Act of 1933, as amended.

      "SECURITIES INTERMEDIARY": The Person acting as Securities Intermediary under this Indenture (which is The Bank of New York), its successor in interest, and any successor Securities Intermediary appointed hereunder.

      "SECURITY ENTITLEMENT": The meaning specified in Section 8-102(a)(17) of the New York UCC.

      "SELLER": Redwood Trust, Inc., a Maryland corporation.

      "STATED MATURITY": With respect to the Class A-1 Bonds, the Bond Payment Date occurring in April 2030. With respect to the Class A-2 Bonds, the Bond Payment Date occurring in August 2029.

      "TRUST": The trust created under the Deposit Trust Agreement known as "Sequoia Mortgage Funding Company 2002-A".

      "TRUST ACCOUNTS": Each of the Pool 1 Bond Payment Account, the Pool 1 Reserve Fund, the Pool 2 Bond Payment Account and the Pool 2 Reserve Fund.

      "TRUST ACCOUNT PROPERTY": All amounts and investments held from time to time in a Securities Account (whether in the form of deposit amounts, physical property, book-entry securities, uncertificated securities, Securities Entitlements, investments property or otherwise) and all proceeds of the foregoing.

      "TRUST ESTATE": All money, instruments and other property subject or intended to be subject to the lien of this Indenture for the benefit of the Bondholders as of any particular time (including, without limitation, all property and interests granted to the Trustee), including all proceeds thereof.

      "TRUST INDENTURE ACT" OR "TIA": The Trust Indenture Act of 1939, as amended, as in force at the Closing Date, unless otherwise specifically provided.

      "TRUSTEE": The Bank of New York, a New York banking corporation organized and existing under the laws of the State of New York and any Person succeeding as Trustee hereunder pursuant to Section 6.12 or any other applicable provision hereof.

      "TRUSTEE FEE": As to any Bond Payment Date, an amount equal to one-twelfth of the Trustee Fee Rate multiplied by the sum of the Pool Balance of Pool 1 and Pool 2 as of the immediately preceding Bond Payment Date.

      "TRUSTEE FEE RATE": 0.03% per annum.

      "UCC": The Uniform Commercial Code in affect in the applicable jurisdiction.

      "UNDERLYING AGREEMENT": Each pooling and servicing agreement, and in one case, trust agreement, pursuant to which a Pooled Security was issued.

      "UNDERLYING MORTGAGE LOANS": Each mortgage loan included in an Underlying Trust at any time relating to the Pooled Securities.

      "UNDERLYING SERVICER": With respect to each Underlying Trust, the applicable master servicer and/or primary servicer responsible for servicing the Underlying Mortgage Loans.

      "UNDERLYING TRUSTS": Each of the separate trust funds, and in one case trust estate, in which a class of Pooled Securities evidences a beneficial ownership interest.

      "UNDERLYING TRUSTEE": With respect to each class of Pooled Securities, the trustee under the related Underlying Agreement.

      "UNPAID APPLIED LOSS AMOUNT": With respect to any Pool and any Bond Payment Date, the excess of the Applied Loss Amount for all prior Bond Payment Dates over the aggregate of all amounts paid under priority third from the Available Interest Amount for such Pool, priority second from the Available Principal Amount for such Pool and from amounts on deposit in such Pool's related Reserve Fund on all prior Bond Payment Dates, as determined under
Section 2.03(b)(v).

      "VOTING INTEREST": With respect to each Bondholder, the Percentage Interest represented by such Bondholder's Bond.

                                   ARTICLE II

                                    THE BONDS

      Section 2.01. FORMS GENERALLY.

      The Bonds and the Trustee's certificate of authentication shall be in substantially the form required by this Article II, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange on which the Bonds may be listed, or as may, consistently herewith, be determined by the officers executing such Bonds, as evidenced by their execution thereof. Any portion of the text of any Bond may be set forth on the reverse thereof with an appropriate reference on the face of the Bond.

      In the event Book-Entry Bonds are reissued as Definitive Bonds, such Definitive Bonds may be produced in any manner determined by the officers executing such Bonds, as evidenced by their execution thereof; provided, however, that in the event the Bonds are listed on any securities exchange, the Bonds shall be produced in accordance with the rules of any securities exchange on which the Bonds may be listed.

      Section 2.02. FORMS OF BONDS AND CERTIFICATE OF AUTHENTICATION.

      (a) The forms of the Class A-1 Bonds and the Class A-2 Bonds are set forth in Exhibits II and III, respectively.

      (b) The form of the Trustee's certificate of authentication is as follows:

                  "This is one of the Bonds referred to in the within mentioned
            Indenture.

                  ______________________________, as Trustee


                  By: ________________________________________
                      Authorized Signatory"

      (c) The form of assignment is as follows:

                  "FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ___________________________________________ (Please insert Social Security or other Identifying Number of Assignee) _________________ the within Bond of Sequoia Mortgage Funding Company 2002-A irrevocably constitute and appoint _____________ Attorney to transfer such Bond on the books of the within named trust, with full power of substitution in the premises.

            Dated: _____________________      __________________________________

                                              Notice: The signature to this
                                              assignment must correspond with
                                              the name as written upon the face
                                              of this Bond in every particular
                                              without alteration or enlargement
                                              or any change whatever. The
                                              signature must be guaranteed by a
                                              member of a signature guaranty
                                              medallion program. Notarized or
                                              witnessed signatures are not
                                              acceptable."

      Section 2.03. BOND ISSUABLE IN CLASSES: ESTABLISHMENT OF TRUST ACCOUNTS;
                    PROVISIONS WITH RESPECT TO PRINCIPAL AND INTEREST PAYMENTS.

      (a) The Bonds shall be designated generally as the "Sequoia Mortgage Funding Company 2002-A, Collateralized MBS Funding Bonds, Series 2002-A, Class A-1 and Class A-2", of the Issuer. Each Bond shall bear upon the face thereof the designation so selected for the Class to which it belongs.

      The Bonds shall bear the following class designations and shall be issued in the following Initial Class Principal Amounts: Class A-1 Bonds, $64,761,000; and Class A-2 Bonds, $15,861,000.

      All of the Bonds of a Class shall be issued in the appropriate form attached as Exhibits II and III hereto with such additions and completions as are appropriate for each such Class.

      The principal of Bonds shall be payable in installments ending no later than the Stated Maturity for such Class of Bonds unless the unpaid principal of such Bond becomes due and payable at an earlier date by declaration of acceleration as set forth at Section 5.03 and Section 5.07 or call for redemption pursuant to Section 10.01 or otherwise pursuant to this Indenture. All payments made with respect to any Bond shall be applied first to the interest then due and payable on such Bond and then to the principal thereof.

      (b) No later than the Closing Date, the Trustee shall establish and maintain at its Corporate Trust Office in its name, as trustee, the following Trust Accounts, each of which shall be maintained as an Eligible Account until all payments of principal and interest on the Bonds have been made pursuant to this Indenture: (1) the Pool 1 Bond Payment Account; (2) the Pool 2 Bond Payment Account; (3) the Pool 1 Reserve Fund and (4) the Pool 2 Reserve Fund. Monies deposited in any such Trust Accounts shall relate solely to the Pool and the Class of Bonds for which they were established and funds deposited therein shall be held separate and apart from and shall not be commingled with any other monies including, without limitation, other monies of the Trustee held under this Indenture.

            (i) The Pool 1 Bond Payment Account and the Pool 2 Bond Payment Account shall be maintained by the Trustee for the benefit of the Class A-1 Bondholders, in the case of the former, and the Class A-2 Bondholders, in the case of the latter. The Trustee shall cause to be deposited in the Pool 1 Bond Payment Account all amounts received by it in respect of the Pooled Securities included in Pool 1 on any Pooled Security Distribution Date and all amounts received by the Issuer attributable to the Seller's or the Depositor's repurchase of a Pooled Security in Pool 1 pursuant to
      Section 6 of the Sale Agreement. The Trustee shall cause to be deposited in the Pool 2 Bond Payment Account all amounts received by it in respect of the Pooled Securities included in Pool 2 on any Pooled Security Distribution Date and all amounts received by the Issuer attributable to the Seller's or Depositor's repurchase of a Pooled Security in Pool 2 pursuant to Section 6 of the Sale Agreement. Notwithstanding the foregoing, only those distributions received by the Trustee with respect to a Pooled Security by the Determination Time preceding the related Bond Payment Date and which are accompanied by the related Pooled Security Distribution Date Information shall be applied by the Trustee as a payment to the related Class of Bonds in accordance with Section 2.03(b)(v) hereof on such Bond Payment Date. Distributions on a Pooled Security received after (and/or not accompanied by the related Pooled Security Distribution Date Information at) the Determination Time shall remain on deposit in the applicable Bond Payment Account until their application to payment of the Bonds on the Bond Payment Date next succeeding the related Bond Payment Date or such later Bond Payment Date by which the related Pooled Security Distribution Date Information is made available to the Trustee.

            (ii) Monies on deposit in the Bond Payment Accounts may be invested in Permitted Investments which shall mature no later than the next applicable Bond Payment Date. All such Permitted Investments shall be made in the name of the Trustee (in its capacity as such) or its nominee. Up to and excluding the latest Pooled Security Distribution Date occurring in any month, any such Permitted Investments will be selected in accordance with written instructions provided by the Manager to the Trustee. All investment income and gain realized from such investments which are attributable or otherwise allocable to such period shall be payable to the Manager as additional compensation and the amount of any losses incurred in respect of such investments shall be borne by the Manager, out of its own funds, without right of reimbursement therefore, immediately as realized. Monies on deposit in the Bond Payment Accounts from and including the latest Pooled Security Distribution Date up to and excluding the Bond Payment Date in any month shall be invested by the Trustee for its own benefit in Bank of New York Cash Reserves with earnings payable to the Trustee as additional compensation and the amount of any losses incurred in respect of such investments shall be borne by the Trustee, out of its own funds, without right of reimbursement therefore, immediately as realized. Any such investment earnings derived from such Permitted Investments shall not be considered part of the Trust Estate and shall be subject to withdrawal or order for payment to the Seller or the Trustee, as the case may be, on the related Bond Payment Date.

            (iii) The Pool 1 Reserve Fund shall be established for the benefit of the Class A-1 Bondholders and the Pool 2 Reserve Fund shall be established for the benefit of the Class A-2 Bondholders. Monies shall be deposited to such Reserve Funds in accordance with paragraph (b)(v) of this Section 2.03 and withdrawn from such Reserve Funds in accordance with paragraph (b)(vi) of this Section 2.03. Amounts so deposited in the Reserve Funds shall remain uninvested unless, due to unforeseen circumstances, monies remain on deposit in such Accounts for more than one day, in which case such monies will be invested in Permitted Investments selected by, and at the written direction of, the Manager.

            (iv) The Certificate Paying Agent shall establish the Pool 1 Certificate Distribution Account and the Pool 2 Certificate Distribution Account for the benefit of the Issuer. Monies shall be deposited to and withdrawn from such Certificate Distribution Accounts in accordance with paragraphs (b)(v) and (b)(vii) of this Section 2.03. Amounts so deposited in the Certificate Distribution Accounts shall remain uninvested unless, due to unforeseen circumstances, monies remain on deposit in such Accounts for more than one day, in which case such monies will be invested in Permitted Investments selected by, and at the written direction of, the Manager.

            (v) On or before each Bond Payment Date, the Trustee shall determine with respect to each Pool, the Available Interest Amount and Available Principal Amount on deposit in the related Bond Payment Account and, absent an Event of Default with respect to the related Class of Bonds, shall distribute such amounts on such Bond Payment Date in the following order of priority:

                  (A) FROM THE AVAILABLE INTEREST AMOUNT FOR POOL 1:

            first, to the Trustee and the Manager, as applicable, the Class A-1 Bond's Proportionate Share of the Administrative Fee Amount that is payable by the Issuer and due and owing to either the Trustee or the Manager on such Bond Payment Date;

            second, to the Class A-1 Bondholders, an amount equal to the Monthly Interest Amount relating to the Class A-1 Bonds for such Bond Payment Date;

            third, to the Class A-1 Bondholders, in reduction of the Class Principal Amount of the Class A-1 Bonds, an amount equal to any Applied Loss Amount and Unpaid Applied Loss Amount relating to Pool 1 for such Bond Payment Date;

            fourth, to the Class A-1 Bondholders, an amount equal to Carryforward Interest relating to the Class A-1 Bonds for such Bond Payment Date;

            fifth, to the extent of any remaining Available Interest Amount for Pool 1, to the Pool 2 Reserve Fund, for application on such Bond Payment Date in accordance with the priorities set forth at paragraph (b)(vi)(B) of this Section 2.03, an amount equal to any remaining Monthly Interest Amount or Carryforward Interest relating to the Class A-2 Bonds, after taking into account all payments of the Monthly Interest Amount and Carryforward Interest pursuant to priorities second and fourth of the Available Interest Amount for Pool 2 (as set forth at paragraph (b)(v)(C) of this Section 2.03) and priority first of the Available Principal Amount for Pool 2 (as set forth at paragraph (b)(v)(D) of this Section 2.03) for such Bond Payment Date;

            sixth, to the extent of any remaining Available Interest Amount for Pool 1, to the Pool 2 Reserve Fund, for application on such Bond Payment Date in accordance with the priorities set forth at paragraph (b)(vi)(B) of this Section 2.03, an amount equal to any remaining Applied Loss Amount and Unpaid Applied Loss Amount relating to Pool 2, after taking into account all payments in reduction of the Class Principal Amount of the Class A-2 Bonds pursuant to priority third of the Available Interest Amount for Pool 2 (as set forth at paragraph (b)(v)(C) of this Section 2.03) and priority second of the Available Principal Amount for Pool 2 (as set forth at paragraph (b)(v)(D) of this Section 2.03) for such Bond Payment Date;

            seventh, to the Trustee, the Class A-1 Bond's Proportionate Share of any amounts payable to the Trustee pursuant to Section 6.07(2) and 6.07(3) (collectively, "Section 6.07 Expenses"); and

            eighth, to the Pool 1 Certificate Distribution Account, for application in accordance with paragraph (b)(vii) of this Section 2.03, any remaining Pool 1 Available Interest Amount on deposit in the Pool 1 Bond Payment Account.

                  (B) FROM THE AVAILABLE PRINCIPAL AMOUNT FOR POOL 1:

            first, to the Class A-1 Bondholders, an amount equal to any portion of the Monthly Interest Amount or Carryforward Interest relating to the Class A-1 Bonds for such Bond Payment Date not paid pursuant to priorities second and fourth from the Available Interest Amount for Pool 1 (as set forth at paragraph (b)(v)(A) of this Section 2.03);

            second, to the Class A-1 Bondholders, in reduction of the Class Principal Amount of the Class A-1 Bonds, an amount equal to any portion of the Applied Loss Amount and Unpaid Applied Loss Amount relating to Pool 1 not paid pursuant to priority third from the Available Interest Amount for Pool 1 (as set forth at paragraph
            (b)(v)(A) of this Section 2.03);

            third, to the Class A-1 Bondholders, an amount equal to the lesser of (a) the remaining Available Principal Amount for Pool 1 after application of priority first and second of this paragraph (b)(v)(B) and (b) the amount, if any, necessary to reduce the Class Principal Amount of the Class A-1 Bonds to an amount equal to the excess of
            (i) the Pool Balance of Pool 1 as of such Bond Payment Date over
            (ii) the Pool 1 Required Overcollateralization Amount for such Bond Payment Date, in reduction of the Class Principal Amount of the Class A-1 Bonds, until such Class Principal Amount is reduced to zero;

            fourth, to the extent of any remaining Available Principal Amount for Pool 1, to the Pool 2 Reserve Fund for application on such Bond Payment Date in accordance with the priorities set forth at paragraph (b)(vi)(B) of this Section 2.03, an amount equal to any remaining Applied Loss Amount and Unpaid Applied Loss Amount relating to Pool 2 not paid pursuant to priority sixth of the Available Interest Amount for Pool 1 (as set forth at paragraph
            (b)(v)(A) of this Section 2.03), priority third of the Available Interest Amount for Pool 2 (as set forth in paragraph b(v)(C) of this Section 2.03) or priority second of the Available Principal Amount for Pool 2 (as set forth in paragraph (b)(v)(D) of this Section 2.03);

            fifth, to the Trustee, the Class A-1 Bond's Proportionate Share of any Section 6.07 Expenses to the extent not paid pursuant to priority seventh of the Available Interest Amount for Pool 1 (as set forth in paragraph (b)(v)(A) of this Section 2.03); and

            sixth, to the Pool 1 Certificate Distribution Account, for application in accordance with paragraph (b)(vii) of this Section 2.03, any remaining Pool 1 Available Principal Amount on deposit in the Pool 1 Bond Payment Account.

                  (C) FROM THE POOL 2 AVAILABLE INTEREST AMOUNT FOR POOL 2:

            first, to the Trustee and the Manager, as applicable, the Class A-2 Bond's Proportionate Share of the Administrative Fee Amount that is payable by the Issuer and due and owing to either the Trustee or the Manager on such Bond Payment Date;

            second, to the Class A-2 Bondholders, an amount equal to the Monthly Interest Amount relating to the Class A-2 Bonds for such Bond Payment Date;

            third, to the Class A-2 Bondholders, in reduction of the Class Principal Amount of the Class A-2 Bonds, an amount equal to any Applied Loss Amount and Unpaid Applied Loss Amount relating to Pool 2 for such Bond Payment Date;

            fourth, to the Class A-2 Bondholders, an amount equal to Carryforward Interest relating to the Class A-2 Bonds for such Bond Payment Date;

            fifth, to the extent of any remaining Available Interest Amount for Pool 2, to the Pool 1 Reserve Fund, for application on such Bond Payment Date in accordance with the priorities set forth at paragraph (b)(vi)(A) of this Section 2.03, an amount equal to any remaining Monthly Interest Amount or Carryforward Interest relating to Class A-1 Bonds, after taking into account all payments of the Monthly Interest Amount and Carryforward Interest pursuant to priorities second and fourth of the Available Interest Amount for Pool 1 (as set forth at paragraph (b)(v)(A) of this Section 2.03) and priority first of the Available Principal Amount for Pool 1 (as set forth at paragraph (b)(v)(B) of this Section 2.03) for such Bond Payment Date;

            sixth, to the extent of any remaining Available Interest Amount for Pool 2, to the Pool 1 Reserve Fund for application in accordance with the priorities set forth at paragraph (b)(vi)(A) of this
            Section 2.03, an amount equal to any remaining Applied Loss Amount and Unpaid Applied Loss Amount relating to Pool 1, after taking into account all payments in reduction of the Class Principal Amount of the Class A-1 Bonds pursuant to priority third of the Available Interest Amount for Pool 1 (as set forth at paragraph (b)(v)(A) of this Section 2.03) and priority second of the Available Principal Amount for Pool 1 (as set forth at paragraph (b)(v)(B) of this Section 2.03) for such Bond Payment Date, as described below;

            seventh, to the Trustee, the Class A-2 Bond's Proportionate Share of any Section 6.07 Expenses; and

            eighth, to the Pool 2 Certificate Distribution Account, for application in accordance with paragraph (b)(vii) of this Section 2.03, any remaining Pool 2 Available Interest Amount on deposit in the Pool 2 Bond Payment Amount.

                  (D) FROM THE AVAILABLE PRINCIPAL AMOUNT FOR POOL 2:

            first, to the Class A-2 Bondholders, an amount equal to any portion of the Monthly Interest Amount or Carryforward Interest relating to the Class A-2 Bonds for such Bond Payment Date not paid pursuant to priorities second and fourth from the Available Interest Amount for Pool 2 (as set forth at paragraph (b)(v)(C) of this Section 2.03);

            second, to the Class A-2 Bondholders, in reduction of the Class Principal Amount of the Class A-2 Bonds, an amount equal to any portion of the Applied Loss Amount and Unpaid Applied Loss Amount relating to Pool 2 not paid pursuant to priority third from the Available Interest Amount for Pool 2 (as set forth at paragraph (b)(v)(C) of the Section 2.03);

            third, to the Class A-2 Bondholders, an amount equal to the lesser of (a) any remaining Available Principal Amount for Pool 2 after application of priority first and second of this paragraph (b)(v)(D) and (b) the amount, if any, necessary to reduce the Class Principal Amount of the Class A-2 Bonds to an amount equal to the excess of
            (i) the Pool Balance of Pool 2 as of the Bond Payment Date over (ii) the Pool 2 Required Overcollateralization Amount for such Bond Payment Date, in reduction of the Class Principal Amount of the Class A-2 Bonds, until such Class Principal Amount is reduced to zero;

            fourth, to the extent of any remaining Available Principal Amount for Pool 2, to the Pool 1 Reserve Fund for application in accordance with priorities set forth at paragraph (b)(vi)(A) of this Section 2.03), an amount equal to any remaining Applied Loss Amount and Unpaid Applied Loss Amount not paid pursuant to priority sixth of the Available Interest Amount for Pool 2 (as set forth at paragraph
            (b)(v)(C) of this Section 2.03), priority third of the Available Interest Amount for Pool 1 (as set forth at paragraph (b)(v)(A) of this Section 2.03) or priority second of the Pool 1 Available Principal Amount for Pool 1 (as set forth at paragraph (b)(v)(B) of this Section 2.03;

            fifth, to the Trustee, the Class A-2 Bond's Proportionate Share of any Section 6.07 Expenses to the extent not paid pursuant to priority seventh of the Available Interest Amount for Pool 2 (as set forth in paragraph (b)(v)(C) of this Section 2.03); and

            sixth, to the Pool 2 Certificate Distribution Account, for application in accordance with paragraph (b)(vii) of this Section 2.03, any remaining Pool 2 Available Principal Amount on deposit in the Pool 2 Bond Payment Account.

      Any funds released by the Trustee from the Bond Payment Account for distribution to the Certificate Distribution Accounts in accordance with the priorities set forth above will be free from the lien of this Indenture and, accordingly, will not be available to make payments on the Bonds on any subsequent Bond Payment Date. In no event may the aggregate payment of principal to Bondholders in accordance with the priorities set forth above exceed the Initial Class Principal Amounts of the Class A-1 and Class A-2 Bonds. On the Bond Payment Date on which the Class Principal Amount of the related Class of Bonds is reduced to zero, all accrued but unpaid interest has been paid, any amounts required to fund the unrelated Reserve Fund have been deposited to such Reserve Fund, and all amounts due and owing the Trustee and the Manager have been paid, amounts, if any, remaining on deposit in either Bond Payment Account shall be deposited to the related Certificate Distribution Account in order to clear and terminate such Bond Payment Account.

            (vi) On each Bond Payment Date, to the extent of funds available therefor and in accordance with the priorities set forth at paragraph
      (b)(v) of this Section 2.03, the Trustee shall cause to be deposited in the Pool 1 Reserve Fund and the Pool 2 Reserve Fund, as applicable, the amounts required by paragraphs (b)(v)(A), (b)(v)(B), (b)(v)(C) and
      (b)(v)(D) of this Section 2.03 on such Bond Payment Date; provided, however, in no event may the amount so deposited exceed the outstanding Class Principal Amount and any accrued and unpaid interest on the related Class of Bonds on such Bond Payment Date. On each Bond Payment Date, amounts so deposited in a Reserve Fund (after giving effect to all payments made from the related Bond Payment Account on such Bond Payment Date) shall be applied by the Trustee for the following purposes in the following priorities:

                  (A) FROM THE POOL 1 RESERVE FUND:

            first, to the Class A-1 Bondholders, the payment of any unpaid Monthly Interest Amount on the Class A-1 Bonds for such Bond Payment Date;

            second, to the Class A-1 Bondholders, the payment of any outstanding Carryforward Interest on the Class A-1 Bonds for such Bond Payment Date;

            third, to the Class A-1 Bondholders, in reduction of the Class Principal Amount of the Class A-1 Bonds, the amount of any Applied Loss Amount for such Bond Payment Date; and

            fourth, to the Class A-1 Bondholders, in reduction of the Class Principal Amount of the Class A-1 Bonds, the amount of any outstanding Unpaid Applied Loss Amount for such Bond Payment Date.

                  (B) FROM THE POOL 2 RESERVE FUND:

            first, to the Class A-2 Bondholders, the payment of any unpaid Monthly Interest Amount on the Class A-2 Bonds for such Bond Payment Date;

            second, to the Class A-2 Bondholders, the payment of any outstanding Carryforward Interest on the Class A-2 Bonds for such Bond Payment Date;

            third, to the Class A-2 Bondholders, in reduction of the Class Principal Amount of the Class A-2 Bonds, the amount of any Applied Loss Amount for such Bond Payment Date; and

            fourth, to the Class A-2 Bondholders, in reduction of the Class Principal Amount of the Class A-2 Bonds, the amount of any outstanding Unpaid Applied Loss Amount for such Bond Payment Date.

      On the Bond Payment Date on which the Class Principal Amount of a Class of Bonds is reduced to zero, all accrued but unpaid interest has been paid, any amounts required to fund the unrelated Reserve Fund have been deposited to such Reserve Fund and all amounts due and owing the Trustee and the Manager have been paid, amounts, if any, remaining on deposit in the related Reserve Funds shall be deposited into the related Certificate Distribution Account in order to clear and terminate such Reserve Fund.

            (vii) On each Bond Payment Date, absent an Event of Default on the related Class of Bonds, to the extent of funds available therein and in the priorities set forth at paragraph (b)(v) of this Section 2.03, the Trustee shall withdraw from the Bond Payment Accounts all amounts required to be deposited in the Pool 1 Certificate Distribution

      Account and Pool 2 Certificate Distribution Account in accordance with paragraphs (b)(v)(A), (b)(v)(B), (b)(v)(C) and (b)(v)(D) of this Section
      2.03. On each Bond Payment Date, the Certificate Paying Agent shall distribute all amounts on deposit in the Pool 1 Certificate Account to the Pool 1 Investor Certificateholder and all amounts on deposit in the Pool 2 Certificate Distribution Account to the Pool 2 Investor Certificateholder. On the Bond Payment Date on which the Class Principal Amount of the related Class of Bonds is reduced to zero, the Certificate Paying Agent shall distribute any amounts remaining on deposit in the Certificate Distribution Accounts to the related Investor Certificateholder in order to clear and terminate such Certificate Distribution Account. All distribution made from the Certificate Distribution Accounts to the related Investor Certificateholder shall be made by wire transfer of immediately available funds to such Investor Certificateholder. The final distribution to each Investor Certificate shall be made in like manner, but only upon presentment and surrender of such Investor Certificate at the location specified in the notice to such Investor Certificateholder of such final distribution.

      Section 2.04. DENOMINATIONS.

      The Book-Entry Bonds shall be evidenced initially by two global bonds, each representing the entire aggregate Class Principal Amount of a Class of Bonds as of the Closing Date, beneficial ownership of which may be held in minimum denominations of $25,000 and multiples of $1 in excess thereof. The Book-Entry Bonds shall be initially registered on the Bond Register in the name of Cede & Co., the nominee of the Depository, and no Beneficial Owner will be entitled to receive a Definitive Bond representing such Beneficial Owner's interest in the Book-Entry Bonds, except in the event of Book-Entry Termination as specified in Section 2.14.

      Section 2.05. EXECUTION, AUTHENTICATION, DELIVERY AND DATING.

      The Bonds shall be executed by an Authorized Officer of the Issuer. The signature of such officer on the Bonds may be manual or facsimile.

      Bonds bearing the manual or facsimile signature of an individual who was at any time an Authorized Officer shall bind the Issuer, notwithstanding that such individual has ceased to hold such office prior to the authentication and delivery of such Bonds or did not hold such office at the date of such Bonds.

      At any time and from time to time after the execution and delivery of this Indenture, the Issuer may deliver Bonds executed on behalf of the Issuer to the Trustee for authentication; and the Trustee shall authenticate and deliver such Bonds as in this Indenture provided and not otherwise.

      Each Bond authenticated on the Closing Date shall be dated the Closing Date. All other Bonds which are authenticated after the Closing Date for any other purpose hereunder shall be dated the date of their authentication.

      No Bond shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Bond a certificate of authentication substantially in the form provided for herein executed by the Trustee or by any Authenticating Agent by the manual signature of one of its authorized officers or employees, and such certificate upon any Bond shall be conclusive evidence, and the only evidence, that such Bond has been duly authenticated and delivered hereunder.

      Section 2.06. TEMPORARY BONDS.

      So long as the Book-Entry Bonds are held by the Depository for the Participants in book-entry form, they may be typewritten or in any other form acceptable to the Issuer, the Trustee and the Depository. At any time during which the Book-Entry Bonds are not held by the Depository for the Participants in book-entry form, the Definitive Bonds shall be lithographed or printed with steel engraved borders.

      Pending the preparation of Definitive Bonds, the Issuer may execute, and upon Issuer Order the Trustee shall authenticate and deliver, temporary Bonds which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the Definitive Bonds in lieu of which they may be so issued and with such variations as the officers executing such Bonds may determine, as evidenced by their execution of such Bonds.

      If temporary Bonds are issued, the Issuer will cause Definitive Bonds to be prepared without unreasonable delay. After the preparation of Definitive Bonds, the temporary Bonds shall be exchangeable for Definitive Bonds upon surrender of the temporary Bonds at the office or agency of the Issuer to be maintained as provided in Section 3.02, without charge to the Holder. Upon surrender or cancellation of any one or more temporary Bonds, the Issuer shall execute and the Trustee shall authenticate and deliver and exchange therefor a like principal amount of Definitive Bonds of authorized denominations. Until so exchanged, the temporary Bonds shall in all respects be entitled to the same benefits under this Indenture as Definitive Bonds.

      Section 2.07. REGISTRATION, REGISTRATION OF TRANSFER AND EXCHANGE.

      (a) The Issuer shall cause to be kept a register (the "Bond Register") in which, subject to such reasonable regulations as it may prescribe, the Issuer shall provide for the registration of Bonds and the registration of transfers of Bonds. The Trustee is hereby initially appointed "Bond Registrar" for the purpose of registering Bonds and transfers of Bonds as herein provided. Upon any resignation of any Bond Registrar appointed by the Issuer, the Issuer shall promptly appoint a successor or, in the absence of such appointment, shall assume the duties of Bond Registrar.

      (b) At any time the Trustee is not also the Bond Registrar, the Trustee shall be a co-Bond Registrar. The Issuer shall cause each co-Bond Registrar to furnish the Bond Registrar, promptly after each authentication of a Bond by it, appropriate information with respect thereto for entry by the Bond Registrar into the Bond Register. If the Trustee shall at any time not be authorized to keep and maintain the Bond Register, the Trustee shall have the right to inspect such Bond Register at all reasonable times and to rely conclusively upon a certificate of the Person in charge of the Bond Register as to the names and addresses of the Holders of the Bonds and the principal amounts and numbers of such Bonds so held.

      (c) Upon surrender for registration of transfer of any Bond at the office or agency of the Issuer to be maintained as provided in Section 3.02, the Issuer shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Bonds of any authorized denominations and of a like aggregate principal amount.

      (d) At the option of the Holder, Bonds may be exchanged for other Bonds of any authorized denominations, and of a like aggregate initial principal amount and Class, upon surrender of the Bonds to be exchanged at such office or agency. Whenever any Bonds are so surrendered for exchange, the Issuer shall execute, and the Trustee shall authenticate and deliver, the Bonds which the Bondholder making the exchange is entitled to receive.

      (e) All Bonds issued upon any registration of transfer or exchange of Bonds shall be the valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Bonds surrendered upon such registration of transfer or exchange.

      (f) Every Bond presented or surrendered for registration of transfer or exchange shall be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by the Holder thereof or his attorney duly authorized in writing.

      (g) No service charge shall be made for any registration of transfer or exchange of Bonds, but the Issuer or the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge as may be imposed in connection with any registration of transfer or exchange of Bonds, other than exchanges pursuant to Section 2.08 not involving any transfer.

      Section 2.08. MUTILATED, DESTROYED, LOST OR STOLEN BONDS.

      If (1) any mutilated Bond is surrendered to the Trustee or the Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Bond and (2) there is delivered to the Trustee such security or indemnity as may be required by the Trustee to save the Issuer and the Trustee harmless, then, in the absence of notice to the Issuer or the Trustee that such Bond has been acquired by a bona fide purchaser, the Issuer shall execute and upon its written request the Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Bond, a new Bond or Bonds of the same tenor, aggregate initial principal amount and Class bearing a number not contemporaneously outstanding. If, after the delivery of such new Bond, a bona fide purchaser of the original Bond in lieu of which such new Bond was issued presents for payment such original Bond, the Issuer and the Trustee shall be entitled to recover such new Bond from the person to whom it was delivered or any person taking therefrom, except a bona fide purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expenses incurred by the Issuer or the Trustee in connection therewith. If any such mutilated, destroyed, lost or stolen Bond shall have become or shall be about to become due and payable, or shall have become subject to redemption in full, instead of issuing a new Bond, the Issuer may pay such Bond without surrender thereof, except that any mutilated Bond shall be surrendered.

      Upon the issuance of any new Bond under this Section, the Issuer or the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Trustee) connected therewith.

      Every new Bond issued pursuant to this Section in lieu of any destroyed, lost or stolen Bond shall constitute an original additional contractual obligation of the Issuer, whether or not the destroyed, lost or stolen Bond shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Bonds duly issued hereunder.

      The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Bonds.

      Section 2.09. PAYMENTS OF PRINCIPAL AND INTEREST.

      (a) Each payment of principal of and interest on a Book-Entry Bond pursuant to this Indenture shall be paid to the Depository, which shall credit the amount of such payments to the accounts of its Depository Participants in accordance with its normal procedures. Each Depository Participant shall be responsible for disbursing such payments to the Beneficial Owners of the Book-Entry Bonds that it represents and to each indirect participating brokerage firm (a "brokerage firm" or "indirect participating firm") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the Beneficial Owners of the Book-Entry Bonds that it represents. All such credits and disbursements are to be made by the Depository and the Depository Participants in accordance with the provisions of the Bonds. Neither the Trustee, the Bond Registrar nor the Issuer shall have any responsibility for such credits and disbursements.

      Each payment of principal of and interest on a Definitive Bond shall be paid to the Person in whose name such Bond (or one or more Predecessor Bonds) is registered at the close of business on the Record Date or Redemption Record Date, for such Bond Payment Date or Redemption Date, by check mailed to such Person's address as it appears in the Bond Register on such Record Date or the Redemption Record Date, except for the final installment of principal payable with respect to such Bond, which shall be payable as provided in Section 2.09(b); provided, however, payments of principal and interest on Definitive Bonds may be made by wire transfer of immediately available funds to the account of the Holder, if such Holder (a) is the registered holder of Definitive Bonds having an initial Bond Principal Amount of at least $1,000,000 and (b) has provided the Trustee with wiring instructions in writing five (5) days prior to the related Bond Payment Date or has provided the Trustee with such instructions for any previous Bond Payment Date. Fees may be charged by the Trustee to a holder of Definitive Bonds for any payment made by wire transfer.

      All payments of principal of and interest on the Bonds shall be made only from the Trust Estate and any other assets of the Issuer, and each Holder of the Bonds, by its acceptance of the Bonds, agrees that it will have recourse solely against such Trust Estate and such other assets of the Issuer and that neither the Owner Trustee in its individual capacity, the Owner nor any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for any amounts payable, or performance due, under the Bonds or this Indenture.

      (b) All reductions in the principal amount of a Bond (or one or more Predecessor Bonds) effected by payments of installments of principal made on any Bond Payment Date or Redemption Date shall be binding upon all Holders of such Bond and any Bond issued upon transfer thereof or in exchange therefor or in lieu thereof. The final installment of principal of each Bond (including the Redemption Price of any Bond called for optional redemption, if such optional redemption will result in payment of the entire unpaid principal amount of any such Bond) shall be payable only upon presentation and surrender thereof on or after the Bond Payment Date or Redemption Date therefor at the office or agency of the Issuer maintained by it for such purpose in the Borough of Manhattan, The City of New York, State of New York, pursuant to Section 3.02. Whenever the Trustee expects that the entire remaining unpaid principal amount of any Class of Bonds will become due and payable on the next Bond Payment Date, it shall mail or cause to be mailed to the Holder of each Bond of such Class as of the close of the business on such otherwise applicable Record Date a notice to the effect that:

            (i) the Trustee expects that funds sufficient to pay such final installment will be available in the applicable Bond Payment Account and/or the related Reserve Fund on such Bond Payment Date; and

            (ii) if such funds are available, such final installment will be payable on such Bond Payment Date, but only upon presentation and surrender of such Bond at the office or agency of the Issuer maintained for such purpose pursuant to Section 3.02 (the address of which shall be set forth in such notice).

      Notices in connection with optional redemptions of Bonds shall be mailed to Holders in accordance with Section 10.02.

      Section 2.10. PERSONS DEEMED OWNERS.

      Prior to due presentment for registration of transfer of any Bond, the Issuer, the Trustee, any Agent and any other agent of the Issuer or the Trustee shall treat the Person in whose name any Bond is registered as the owner of such Bond (a) on the applicable Record Date or Redemption Record Date for the purpose of receiving payments of the principal of, and interest on, such Bond and (b) on any other date for all other purposes whatsoever, whether or not such Bond is overdue, and neither the Issuer, the Trustee, any Agent nor any other agent of the Issuer or the Trustee shall be affected by notice to the contrary.

      Section 2.11. CANCELLATION.

      All Bonds surrendered for payment, registration of transfer, exchange or redemption shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Issuer may at any time deliver to the Trustee for cancellation any Bond previously authenticated and delivered hereunder which the Issuer may have acquired in any manner whatsoever, and all Bonds so delivered shall be promptly cancelled by the Trustee. No Bonds shall be authenticated in lieu of or in exchange for any Bonds cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Bonds held by the Trustee shall be held by the Trustee in accordance with its standard retention policy, unless the Issuer shall direct by an Issuer Order that they be destroyed or returned to it.

      Section 2.12. CONDITIONS PRECEDENT TO AUTHENTICATION AND DELIVERY OF
                    BONDS.

      The Bonds may be executed by the Issuer and delivered to the Trustee for authentication, and thereupon the same shall be authenticated and delivered by the Trustee, upon Issuer Request and upon receipt by the Trustee of the following:

      (a) an Issuer Order authorizing the execution, authentication and delivery of the Bonds and specifying, the Stated Maturity of the final installment of principal, the principal amount and the Bond Interest Rate, of such Bonds to be authenticated and delivered;

      (b) an Issuer Order authorizing the execution and delivery of this Indenture;

      (c) One or more Opinions of Counsel addressed to the Trustee, complying with the requirements of Section 12.01;

      (d) Rating Letters from each applicable Rating Agency rating a Class of Bonds evidencing that such Class has been assigned the applicable Required Rating;

      (e) an Officers' Certificate complying with the requirements of Section
12.01 and stating that:

            (i) the Issuer is not in Default under this Indenture and the issuance of the Bonds will not result in any breach of any of the terms, conditions or provisions of, or constitute a default under, the Deposit Trust Agreement or any indenture, mortgage, deed of trust or other agreement or instrument to which the Issuer is a party or by which it is bound, or any order of any court or administrative agency entered in any proceeding to which the Issuer is a party or by which it may be bound or to which it may be subject, and that all conditions precedent provided in this Indenture relating to the authentication and delivery of the Bonds have been complied with;

            (ii) the Issuer (i) is the owner of all of the Pooled Securities being Granted to the Trustee hereunder and has acquired its ownership in such Collateral in good faith without notice of any adverse claim, (ii) has not assigned, pledged or otherwise encumbered any interest or participation in the Pooled Securities and has acquired its ownership in such Collateral in good faith without notice of any adverse claim (or, if any such interest or participation has been assigned, it has been released) other than interests Granted pursuant to this Indenture and
      (iii) has the right to Grant a security interest in and pledge all of its right, title and interest in the Pooled Securities to the Trustee;

            (iii) the Indenture is effective to create, in favor of the Trustee, a valid and continuing security interest under the UCC in all of Issuer's right, title and interest in, to and under the Collateral to the extent such Collateral constitutes property subject to Article 9 of the UCC, which security interest is prior to all other liens and is enforceable as such against creditors of and purchasers from the Issuer;

            (iv) the Pooled Securities constitute "certificated securities", "instruments" or "financial assets" as defined in the UCC;

            (v) the Issuer's rights under the Sale Agreement and Management Agreement constitute "general intangibles" as defined in the UCC;

            (vi) the Issuer has Granted to the Trustee all of its right, title and interest in the Pooled Securities and to the extent that the Pooled Securities constitute "instruments" within the meaning of the UCC the Issuer has caused the same to be delivered to the Trustee registered in the name of the Trustee or duly endorsed in blank;

            (vii) to the extent that the Pooled Securities constitute "instruments" as defined in Article 9 of the UCC, when the Pooled Securities are delivered by the Issuer to the Trustee or its designee duly endorsed in blank without recourse, the security interest referred to in clause (e)(iii) of the Section 2.12 shall constitute a fully perfected first priority security interest under the UCC in all right, title and interest of the Issuer in the Pooled Securities;

            (viii) to the extent the Pooled Securities constitute "financial assets" as defined in Section 8-102(a)(9) of the New York UCC, when the Trustee acquires "control" (within the meaning of Section 8-106 of the New York UCC, of such Financial Assets, the security interest referred to in clause e(iii) of this Section 2.12 shall constitute a fully perfected security interest in favor of the Trustee under the UCC in all rights, title and interest of the Issuer in, to and under the Pooled Securities and all proceeds thereof, and under the UCC, no other security interest of any other creditor of the Issuer will be equal or prior to the security interest of the Trustee in the Pooled Securities and all proceeds thereof;

            (ix) to the extent that any of the Collateral constitute "general intangibles" as defined in Article 9 of the UCC, the Issuer will have caused, within ten days, all applicable UCC financing statements of the Seller, the Depositor and the Issuer to be filed in the applicable filing offices, in order to perfect the security interest of the Trustee referred to in clause e(ii);

            (x) other than the security interest given to the Trustee pursuant to this Indenture, the Issuer has not pledged, assigned, sold, granted as security interest in or otherwise conveyed the Collateral. The Issuer has not authorized the filing and is not aware of any financing statements against the Issuer that include a description of the Collateral other than the financing statements relating to the security interest granted to the Trustee or that has been terminated. The Issuer is not aware of any judgment or tax lien filing against the Issuer.

            (xi) as of the Closing Date, no lien in favor of the United States described in Section 6321 of the Code, or lien in favor of the Pension Benefit Guaranty Corporation described in Section 4068(a) of ERISA, have been filed as described in subsections 6323(f) and 6323(g) of the Code upon any property belonging to the Issuer;

            (xii) attached thereto is a true and correct copy of letters signed by the Rating Agencies confirming that each Class of the Bonds have been assigned the applicable Required Ratings;

            (xiii) all conditions precedent provided for in this Indenture relating to the authentication and delivery of the Bonds have been complied with; and

            (xiv) a certificate of one or more Independent Persons whose regular business activity includes valuing securities similar to the Pooled Securities as to the fair value of the Pooled Securities.

      The representations made by the Issuer in such Officer's Certificate shall survive the discharge of this Indenture and may not waived by any party hereto.

      Section 2.13. MATTERS RELATING TO BOOK-ENTRY BONDS.

      (a) If the Bonds are listed on any stock exchange at any time after the Closing Date, the Issuer shall, if required as a condition to such listing, prepare and deliver to the Trustee Bonds in substantially the same form as the Bonds issued on the Closing Date, but with such other additional features and such modifications, if any, as shall be necessary or appropriate in order to comply with the requirements of such stock exchange for the listing of the Bonds on such exchange. Bonds in the form issued on the Closing Date shall thereafter be exchangeable for Bonds in such revised form to the same extent as temporary Bonds are exchangeable for Definitive Bonds pursuant to Section 2.06.

      (b) Book-Entry Bonds will be issued in the form of a typewritten bond certificate (each, a "DTC Certificate") to be delivered to the Depository by the Issuer substantially in the respective form attached as Exhibit II and Exhibit III hereto. DTC Certificates for such Book-Entry Bonds shall be initially registered on the Bond Register in the name of the nominee of such Depository and no Beneficial Owner will receive a certificate representing its interests in the Book-Entry Bonds except in the event that the Trustee issues Definitive Bonds, as provided in Section 2.14. Pursuant to the Letter of Representations, while each Book-Entry Bond remains outstanding and such Depository remains the Holder, it will agree to make book-entry transfers among the Depository Participants and receive and transmit payments of principal and interest on the Book-Entry Bonds until and unless the Trustee authenticates and delivers Definitive Bonds to the Beneficial Owners of the Book-Entry Bonds or their nominees, as described in Section 2.14.

      (c) Prior to Book-Entry Termination, the Book-Entry Bonds will remain registered in the name of the Depository or its nominee and at all times: (i) registration of the Book-Entry Bonds may not be transferred by the Trustee or the Bond Registrar except to another Depository; (ii) the Depository shall maintain book-entry records with respect to the Beneficial Owners and with respect to ownership and transfers of such Book-Entry Bonds; (iii) ownership and transfers of registration of the Book-Entry Bonds on the books of the Depository shall be governed by applicable rules established by the Depository; (iv) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants; (v) the Trustee shall deal with the Depository, Depository Participants and interest participating firms as representatives of the Beneficial Owners of the Book-Entry Bonds for purposes of exercising the rights of holders under the Indenture, and requests and directions for and votes of such representatives shall not be deemed to be inconsistent if they are made with respect to different Beneficial Owners; and (vi) the Trustee may conclusively rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and Persons shown on the books of such indirect participating firms as direct or indirect Beneficial Owners.

      All transfers by Beneficial Owners of Book-Entry Bonds shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Beneficial Owner. Each Depository Participant shall only transfer Book-Entry Bonds of Beneficial Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

      Section 2.14. TERMINATION OF BOOK-ENTRY SYSTEM.

      (a) The Book-Entry system through the Depository with respect to any Book-Entry Bonds may be terminated upon the happening of any of the following:

            (i) The Depository or the Issuer advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository and the Issuer is unable to locate a qualified successor clearing agency satisfactory to the Trustee and the Issuer;

            (ii) The Issuer at its option advises the Trustee in writing that it elects to terminate the Book-Entry system through the Depository; or

            (iii) After the occurrence of an Event of Default, the Beneficial Owners of a majority in aggregate Class Principal Amount of the Book-Entry Bonds together advise the Trustee and the Depository through the Depository Participants in writing that the continuation of a Book-Entry system through the Depository is no longer in the best interests of the Beneficial Owners.

      (b) Upon the occurrence of any event described in subsection (a) above (a "Book-Entry Termination"), the Trustee shall notify the Depository of the occurrence of any such event and of the availability of Definitive Bond certificates to Beneficial Owners requesting the same, in a Bond Principal Amount representing the interest of each, making such adjustments and allowances as it may find necessary or appropriate as to accrued interest, if any, and previous calls for redemption. Definitive Bond certificates shall be issued only upon surrender to the Trustee of the Book-Entry Bond by the Depository, accompanied by registration instructions for the Definitive Bond certificates. Neither the Issuer nor the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon issuance of the Definitive Bond certificates, all references herein to obligations imposed upon or to be performed by the Depository shall cease to be applicable and the provisions relating to Definitive Bonds shall be applicable.

      Section 2.15. REPORTS TO BONDHOLDERS.

      On each Bond Payment Date, the Trustee shall prepare and make available to each Bondholder and the Manager, a monthly report (the "Monthly Bond Report"), based on the Pooled Security Distribution Date Statements received from the Underlying Trustees, solely setting forth, among other things:

            (a) the Available Interest Amount and Available Principal Amount for each Pool for such Bond Payment Date;

            (b) the Monthly Interest Amount for each Class of Bonds and, if different, the amount of interest being paid on each Class of Bonds for such Bond Payment Date and the applicable Bond Interest Rates;

            (c) the amount of any Carryforward Interest for each Class of Bonds;

            (d) the amount of principal being paid for each Class of Bonds for such Bond Payment Date;

            (e) the Class Principal Amount for each Class of Bonds before and after applying principal payments on such Bond Payment Date;

            (f) the Pool 1 Overcollateralization Amount and the Pool 2 Overcollateralization Amount before and after applying principal payments on such Bond Payment Date;

            (g) the Pool Balance for each Pool immediately following the second preceding Pooled Security Distribution Dates;

            (h) the Pool 1 Required Overcollateralization Amount and the Pool 2 Required Overcollateralization Amount for such Bond Payment Date;

            (i) indication of whether a Step-Up Event has occurred or continues to be in effect;

            (j) the Pool Balance for each Pool immediately following the immediately preceding Pooled Security Distribution Dates;

            (k) any monies deposited in either Pool's Reserve Fund for such Bond Payment Date; and

            (l)   any amounts distributed to the Investor Certificateholders.

      In addition to the foregoing Bond level information, the Trustee shall prepare and deliver to Bondholders, as part of the Monthly Bond Report, based solely on and to the extent of the information so furnished to it in the Pooled Security Distribution Date Statements, an Aggregate Collateral Report containing the following information with respect to each Pooled Security with an amount of monthly distribution to be included in the payment of interest or principal of a Class of Bonds on the related Bond Payment Date and to the extent reported in the related Pool Security Distribution Date Statements:

      (A) the Pooled Security Principal Balance of such Pooled Security before and after the related Pooled Security Distribution Date, which date shall be specified;

      (B) the Pooled Security Interest Rate and interest shortfalls net of compensating interest, expressed as a per annum rate borne by such Pooled Security, with respect to the related Pooled Security Distribution Date;

      (C) the amount of interest distributed on such Pooled Security on the related Pooled Security Distribution Date, as well as any amount by which the amount of interest scheduled to be distributed on such Pooled Security Distribution Date exceeded the amount of interest actually distributed thereon;

      (D) all Realized Losses incurred on the Underlying Mortgage Loans on the related Pooled Security Distribution Date;

      (E) all Realized Losses allocated to the Pooled Security on the related Pooled Security Distribution Date;

      (F) the amount, aggregate principal balance and percentage of the Underlying Mortgage Loans that were (i) more than 30 but fewer than 60 days delinquent, (ii) more than 60 but fewer than 90 days delinquent,
      (iii) 90 days or more delinquent, (iv) in foreclosure, and (v) REO Property, each as of the end of the reporting period to which the Pooled Security Distribution Date Statement delivered with respect to such Pooled Security relates;

      (G) the amount of principal distributed on such Pooled Security on the related Pooled Security Distribution Date; and

      (H) the total amount distributed on such Pooled Security on the related Pooled Security Distribution Date.

      In addition, no later than 90 days after the end of each calendar year, the Trustee will prepare and deliver to each Bondholder of record during the previous calendar year a statement containing information necessary to enable such Holders to prepare their federal and state income tax returns.

      Section 2.16. BONDS ARE DEBT FOR TAX PURPOSES.

      The Issuer has entered into this Indenture, and the Bonds will be issued, with the intention that, for federal, state and local income, single business and franchise tax purposes, the Bonds will qualify as indebtedness of the Issuer secured by the Collateral. The Issuer shall, and shall cause the Manager to, treat the Bonds as indebtedness for all federal and state tax purposes. Each Holder of a Definitive Bond, by its acceptance of such Bond agrees (and each Bondholder by its acceptance of a beneficial interest in the applicable Book-Entry Bond is deemed to agree), to treat the Bonds for federal, state and local income, single business and franchise tax purposes as indebtedness of the Issuer.

      Section 2.17. DETERMINATION OF LIBOR.

      On each LIBOR Determination Date, the Trustee shall determine LIBOR based on the "Interest Settlement Rate" for U.S. dollar deposits of one-month maturity set by the BBA as of 11:00 a.m. (London time) on such LIBOR Determination Date ("LIBOR").

      With respect to any LIBOR Determination Date, if the BBA's "Interest Settlement Rate" does not appear on the Designated Telerate Page as of 11:00 a.m. (London time) on such date, or if the Designated Telerate Page is not available on such date, the Trustee will obtain such rate from either (i) the Reuters Monitor Money Rates Service page "LIBOR01" or (ii) Bloomberg L.P. page "BBAM." If such rate is not published for such LIBOR Determination Date, LIBOR for such date will be the most recently published Interest Settlement Rate. In the event that the BBA no longer sets an Interest Settlement Rate, the Trustee shall designate an alternative index that has performed, or that the Trustee expects to perform, in a manner substantially similar to the BBA's Interest Settlement Rate. The Trustee, in consultation with the Manager, shall select a particular index as the alternative index only if it receives an Opinion of Counsel (which shall not be at the expense of the Trustee) that the selection of such index will not cause the Bonds to lose their classification as indebtedness for federal income tax purposes.

      The establishment of LIBOR on each LIBOR Determination Date by the Trustee and the Trustee's calculation of the Bond Interest Rate applicable to each Class of LIBOR Bonds for the related Interest Accrual Period shall (in the absence of manifest error) be final and binding.

                                   ARTICLE III

                                    COVENANTS

      Section 3.01. PAYMENT OF BONDS.

      The Issuer will pay or cause to be duly and punctually paid the principal of, and interest on, the Bonds in accordance with the terms of the Bonds and this Indenture.

      Section 3.02. MAINTENANCE OF OFFICE OR AGENCY.

      The Issuer will maintain in the Borough of Manhattan, the City of New York, the State of New York an office or agency where Bonds may be presented or surrendered for payment or may be surrendered for registration of transfer or exchange, and where notices and demands to or upon the Issuer in respect of the Bonds and this Indenture may be served. The Issuer will give prompt written notice to the Trustee of the location and any change in the location, of such office or agency.

      The Issuer may also from time to time designate one or more other offices or agencies (in or outside The City of New York) where the Bonds may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that (i) no such designation or rescission shall in any manner relieve the Issuer of its obligation to maintain an office or agency in the Borough of Manhattan, The City of New York, the State of New York, for the purposes set forth in the preceding paragraph, (ii) presentations or surrenders of Bonds for payment may be made only in The City of New York, the State of New York or at the Corporate Trust Office of the Trustee and (iii) any designation of an office or agency for payment of Bonds shall be subject to Section 3.03. The Issuer will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

      Section 3.03. MONEY FOR BOND PAYMENTS TO BE HELD IN TRUST.

      All payments of amounts due and payable with respect to any Bonds which are to be made from amounts withdrawn from a Trust Account pursuant to Section
2.03 or Section 5.07 shall be made on behalf of the Issuer by the Trustee or by a Paying Agent, and no amounts so withdrawn from a Trust Account for payments of Bonds shall be paid over to the Issuer under any circumstances except as provided in this Section 3.03 or in Section 5.07.

      If the Issuer shall have a Paying Agent that is not also the Bond Registrar, it shall furnish, or cause the Bond Registrar to furnish, no later than the fifth calendar day after each Record Date, and the first Business Day after the Redemption Record Date applicable to the Redemption Date, a list, in such form as such Paying Agent may reasonably require, of the names and addresses of the Holders of Bonds and of the number of Bonds held by each such Holder.

      Whenever the Issuer shall have a Paying Agent other than the Trustee, it will, on or before the Business Day next preceding each Bond Payment Date and Redemption Date, direct the Trustee in writing to deposit with such Paying Agent an aggregate sum sufficient to pay the amounts then becoming due (to the extent funds are then available for such purpose in the related Bond Payment Account and Reserve Fund for such Class of Bonds), such sum to be held in trust for the benefit of the Persons entitled thereto. Any moneys deposited with a Paying Agent in excess of an amount sufficient to pay the amounts then becoming due on the Bonds with respect to which such deposit was made shall, upon Issuer Order, be paid over by such Paying Agent to the Trustee for application in accordance with Article II.

      Any Paying Agent shall be appointed by Issuer Order. The Issuer shall not appoint any Paying Agent which is not, at the time of such appointment, a depository institution or trust company whose obligations would be Permitted Investments pursuant to clause (iv) of the definition of the term "Permitted Investments". The Issuer will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee (and if the Trustee acts as Paying Agent, it hereby so agrees), subject to the provisions of this Section, that such Paying Agent will:

            (i) allocate all sums received for payment to the Holders of Bonds of a Class on each Bond Payment Date and Redemption Date among such Holders in accordance with their respective Percentage Interests in such Class, as the case may be, in each case to the extent permitted by applicable law;

            (ii) hold all sums held by it for the payment of amounts due with respect to the Bonds in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided;

            (iii) if such Paying Agent is not the Trustee, immediately resign as a Paying Agent and forthwith pay to the Trustee all sums held by it in trust for the payment of the Bonds if at any time it ceases to meet the standards set forth above required to be met by a Paying Agent at the time of its appointment;

            (iv) if such Paying Agent is not the Trustee, give the Trustee notice of any Default by the Issuer (or any other obligor upon the Bonds) in the making of any payment required to be made with respect to any Bonds for which it is acting as Paying Agent;

            (v) if such Paying Agent is not the Trustee, at any time during the continuance of any such Default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent; and

            (vi) comply with all requirements of the Code, and all regulations thereunder, with respect to the withholding from any payments made by it on any Bonds of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith; provided, however, that with respect to withholding and reporting requirements applicable to original issue discount (if any) on any the Bonds, the Issuer has provided the calculations pertaining thereto to the Trustee.

      The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or any other purpose, by Issuer Order direct any Paying Agent, if other than the Trustee, to pay to the Trustee all sums held in trust by such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by such Paying Agent; and upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

      Subject to applicable escheat laws, any money held by the Trustee or any Paying Agent in trust for the payment of any amount due with respect to any Bond and remaining unclaimed for six years after such amount has become due and payable to the Holder of such Bond shall be discharged from such trust and, upon its written request, paid to the Issuer; and the Holder of such Bond shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof (but only to the extent of the amounts so paid to the Issuer), and all liability of the Trustee or such Paying Agent with respect to such trust money shall thereupon cease. The Trustee may, but shall not be required to, adopt and employ, at the expense of the Issuer, any reasonable means of notification of such repayment (including, but not limited to, mailing notice of such repayment to Holders whose Bonds have been called but have not been surrendered for redemption or whose right to or interest in moneys due and payable but not claimed is determinable from the records of the Trustee or any Agent, at the last address of record for each such Holder).

      Section 3.04. EXISTENCE OF ISSUER.

      (a) Subject to Sections 3.04(b) and (c), the Issuer will keep in full effect its existence, rights and franchises as a business trust under the laws of the State of Delaware or under the laws of any other state of the United States of America, and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture and the Bonds.

      (b) Subject to Section 3.09(f), any entity into which the Issuer may be merged or with which it may be consolidated, or any entity resulting from any merger or consolidation to which the Issuer shall be a party, shall be the successor Issuer under this Indenture without the execution or filing of any paper, instrument or further act to be done on the part of the parties hereto, anything in any agreement relating to such merger or consolidation, by which any such Issuer may seek to retain certain powers, rights and privileges therefore obtaining for any period of time following such merger or consolidation to the contrary notwithstanding (other than Section 3.09(f)).

      (c) Upon any consolidation or merger of or other succession to the Issuer in accordance with this Section 3.04, the Person formed by or surviving such consolidation or merger (if other than the Issuer) may exercise every right and power of, and shall have all of the obligations of, the Issuer under this Indenture with the same effect as if such Person had been named as the Issuer herein.

      Section 3.05. PROTECTION OF TRUST ESTATE.

      (a) The Issuer will from time to time execute and deliver all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments, and will take such other action as may be necessary or advisable to:

            (i) Grant more effectively all or any portion of the Trust Estate;

            (ii) maintain or preserve the lien and security interest (and the priority thereof) of this Indenture or carry out more effectively the purposes hereof;

            (iii) perfect, publish notice of or protect the validity of any Grant made or to be made by this Indenture;

            (iv) enforce any rights with respect to the Trust Estate; or

            (v) preserve and defend title to the Trust Estate and the rights of the Trustee, and of the Bondholders, in such Trust Estate against the claims of all Persons and parties.

      The Issuer hereby designates the Trustee its agent and attorney-in-fact to execute any financing statement, continuation statement or other instrument required pursuant to this Section 3.05; provided, however, that such designation shall not be deemed to create a duty in the Trustee to monitor the compliance of the Issuer with the foregoing covenants; and provided further, however, that the duty of the Trustee to execute any instrument required pursuant to this Section
3.05 shall arise only if the Trustee has knowledge pursuant to Section 6.01(d) of the occurrence of a failure of the Issuer to comply with provisions of this
Section 3.05.

      (b) The Trustee shall not remove any portion of the Trust Estate that consists of money or is evidenced by an instrument, certificate or other writing from the jurisdiction in which it was held at the date of the most recent Opinion of Counsel delivered pursuant to Section 3.06 (or from the jurisdiction in which it was held, or to which it is intended to be removed, as described in the Opinion of Counsel delivered at the Closing Date pursuant to Section 2.12(c), if no Opinion of Counsel has yet been delivered pursuant to Section 3.06) or cause or permit ownership or the pledge of any portion of the Trust Estate that consists of book-entry securities to be recorded on the books of a Person located in a different jurisdiction from the jurisdiction in which such ownership or pledge was recorded at such time unless the Trustee shall have first received an Opinion of Counsel to the effect that the lien and security interest created by this Indenture with respect to such property will continue to be maintained after giving effect to such action or actions.

      Section 3.06. OPINIONS AS TO TRUST ESTATE.

      On or before February 15 in each calendar year, the Issuer shall furnish to the Trustee an Opinion of Counsel reasonably satisfactory in form and substance to the Trustee either stating that, in the opinion of such counsel, such action has been taken as is necessary to maintain the lien and security interest created by this Indenture and reciting the details of such action or stating that in the opinion of such counsel no such action is necessary to maintain such lien and security interest. Such Opinion of Counsel shall also describe all such actions, if any, that will, in the opinion of such counsel, be required to be taken to maintain the lien and security interest of this Indenture with respect to the Trust Estate until February 15 in the following calendar year.

      Section 3.07. PERFORMANCE OF OBLIGATIONS.

      (a) The Issuer shall punctually perform and observe all of its obligations and agreements contained in the Deposit Trust Agreement.

      (b) The Issuer shall not take any action and will use its reasonable good faith efforts not to permit any action to be taken by others that would release any Person from any of such Person's covenants or obligations under any instrument or agreement included in the Trust Estate, or that would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any such instrument or agreement, except as expressly provided or permitted in this Indenture, the Sale Agreement or such other instrument or agreement or unless such action will not adversely affect the interests of the Holders of the Bonds.

      (c) The Issuer may contract with or otherwise obtain the assistance of other Persons (including, without limitation, the Manager or the Depositor under the Management Agreement) to assist it in performing its duties under this Indenture, and any performance of such duties by a Person identified to the Trustee in an Officer's Certificate of the Issuer shall be deemed to be action taken by the Issuer. Initially, the Issuer has contracted with the Depositor and the Manager to assist the Issuer in performing its duties under the Indenture.

      (d) The Issuer will punctually perform and observe all of its obligations and agreements contained in this Indenture, any other Basic Documents to which it is a party and in the instruments and agreements included in the Trust Estate, including but not limited to filing or causing to be filed all UCC financing statements and continuation statements required to be filed by the terms of this Indenture and the Sale Agreement. Except as otherwise expressly provided therein, the Issuer shall not waive, amend, modify, supplement or terminate any Basic Document or any provision thereof without the consent of the Trustee and the majority of Bondholders.

      (e) Without derogating from the absolute nature of the assignment granted to the Trustee under this Indenture or the rights of the Trustee hereunder, the Issuer agrees that it will not, without the prior written consent of a majority of the Voting Interests of the Bondholders (i) amend, modify, waive, supplement, terminate or surrender, or agree to any amendment, modification, supplement, termination, waiver or surrender of, the terms of any Collateral (except to the extent otherwise provided in Section 6 of the Sale Agreement) or (ii) waive timely performance or observance by the Seller under the Sale Agreement. If any such amendment, modification, supplement or waiver shall be so consented to by such Holders, the Issuer agrees, promptly following a request by the Trustee, to execute and deliver, in its own name and at its own expense, such agreements, instruments, consents and other documents as the Trustee may deem necessary or appropriate in the circumstances.

      Section 3.08. INVESTMENT COMPANY ACT.

      The Issuer shall at all times conduct its operations so as not to be subject to the Investment Company Act of 1940, as amended (or any successor statute), and the rules and regulations thereunder.

      Section 3.09. NEGATIVE COVENANTS.

      The Issuer shall not:

      (a) sell, transfer, exchange or otherwise dispose of any portion of the Trust Estate except as expressly permitted by this Indenture or the Sale Agreement;

      (b) claim any credit on, or make any deduction from, the principal of, or interest on, any of the Bonds by reason of the payment of any taxes levied or assessed upon any portion of the Trust Estate;

      (c) engage in any business or activity other than in connection with, or relating to, the issuance of the Bonds pursuant to this Indenture and the Deposit Trust Agreement, respectively, without, in each case, the consent of the Holders representing 66 2/3% of the Outstanding Bond Principal Amount;

      (d) except as provided in Section 11.01, incur any indebtedness or assume or guaranty any indebtedness of any Person, except for such indebtedness as may be incurred by the Issuer in connection with the issuance of the Bonds pursuant to this Indenture;

      (e) issue debt obligations under any other indenture;

      (f) dissolve or liquidate in whole or in part;

      (g) (1) permit the validity or effectiveness of this Indenture or any Grant to be impaired, or permit the lien of this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations under this Indenture, except as may be expressly permitted hereby, (2) permit any lien, charge, security interest, mortgage or other encumbrance (other than the lien of this Indenture or any Permitted Encumbrance) to be created on or extended to or otherwise arise upon or burden the Trust Estate or any part thereof or any interest therein or the proceeds thereof or (3) permit the lien of this Indenture not to constitute a valid perfected first priority security interest in the Trust Estate.

      (h) take any other action or fail to take any action which may cause the Issuer to be taxable as (i) an association pursuant to Section 7701 of the Code and the corresponding regulations or (ii) as a taxable mortgage pool pursuant to
Section 7701(i) of the Code and the corresponding regulations.

      Section 3.10. ANNUAL STATEMENT AS TO COMPLIANCE.

      On or before 120 days after the end of the first fiscal year of the Issuer which ends more than three months after the Closing Date, and each fiscal year thereafter, the Issuer shall deliver to the Trustee a written statement, signed by an Authorized Officer, stating that:

            (i) a review of the fulfillment by the Issuer during such year of its obligations under this Indenture has been made under such officer's supervision; and

            (ii) to the best of such officer's knowledge, based on such review, the Issuer has fulfilled all of its obligations under this Indenture throughout such year, or, if there has been a Default in the fulfillment of any such obligation, specifying each such Default known to such officer and the nature and status thereof.

      Section 3.11. LIMITATION OF LIABILITY OF WILMINGTON TRUST COMPANY.

      It is expressly understood and agreed by the parties hereto that (a) this Indenture is executed and delivered by Wilmington Trust Company not individually or personally but solely as owner trustee of Sequoia Mortgage Funding Company 2002-A under the Deposit Trust Agreement, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company, but is made and intended for the purpose for binding only the Issuer, and (c) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Indenture or the other Basic Documents.

                                   ARTICLE IV

                           SATISFACTION AND DISCHARGE

      Section 4.01. SATISFACTION AND DISCHARGE OF INDENTURE.

      Whenever the following conditions shall have been satisfied:

            (i) either

                  (A) all Bonds theretofore authenticated and delivered (other than (i) Bonds which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 2.08, and (ii) Bonds for whose payment money has theretofore been deposited in trust and thereafter repaid to the Issuer, as provided in Section 3.03) have been delivered to the Trustee for cancellation; or

                  (B) all Bonds not theretofore delivered to the Trustee for cancellation

            (i) have become due and payable, or

            (ii) will become due and payable at the Stated Maturity of the final installment of the principal thereof within one year, or

            (iii) are to be called for redemption within one year under irrevocable arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Issuer, and the Issuer, in the case of clauses (B)(i), (B)(ii) or (B)(iii) above, has deposited or caused to be deposited with the Trustee, in trust for such purpose, an amount sufficient to pay and discharge the entire indebtedness on such Bonds not theretofore delivered to the Trustee for cancellation, for principal and interest to the Stated Maturity their entire unpaid principal amount or to the applicable Redemption Date, as the case may be, and in the case of Bonds which were not paid at the Stated Maturity their entire unpaid principal amount, for all unpaid principal and interest on such Bonds to the next succeeding Bond Payment Date therefor;

            (ii) the Issuer has paid or caused to be paid all other sums payable hereunder by the Issuer; and

            (iii) the Issuer has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel reasonably satisfactory in form and substance to the Trustee each stating that all conditions precedent herein providing for the satisfaction and discharge of this Indenture have been complied with;

then, upon Issuer Request, this Indenture and the lien, rights and interests created hereby shall cease to be of further effect, and the Trustee and each co-trustee and separate trustee, if any, then acting as such hereunder shall, at the expense of the Issuer, execute and deliver all such instruments as may be necessary to acknowledge the satisfaction and discharge of this Indenture and shall pay, or assign or transfer and deliver, to the Issuer or upon Issuer Order all Collateral, cash, securities and other property held by it as part of the Trust Estate remaining after satisfaction of the conditions set forth in clauses
(1) and (2) above.

      Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Issuer to the Trustee under Section 6.07, the obligations of the Trustee to the Issuer and the Holders of Bonds under Section 3.03, the obligations of the Trustee to the Holders of Bonds under Section 4.02 and the provisions of Article II with respect to lost, stolen, destroyed or mutilated Bonds, registration of transfers of Bonds and rights to receive payments of principal of, and interest on, the Bonds shall survive.

      Section 4.02. APPLICATION OF TRUST MONEY.

      All money deposited with the Trustee pursuant to Sections 3.03 and 4.01 shall be held in trust and applied by it, in accordance with the provisions of the Bonds and this Indenture, to the payment, either directly or through any Paying Agent, to the Persons entitled thereto, of the principal and interest for whose payment such money has been deposited with the Trustee.

                                   ARTICLE V

                              DEFAULTS AND REMEDIES

      Section 5.01. EVENT OF DEFAULT.

      "Event of Default", wherever used herein, means, with respect to the Bonds or a Class of Bonds (in the case of clauses (1), (2), (3) or (4)) issued hereunder, any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

      (1) the existence of accrued but unpaid Carryforward Interest for a Class of Bonds for twelve consecutive Bond Payment Dates;

      (2) default in the payment of any outstanding Class Principal Amount for a Class of Bonds on the Stated Maturity for such Class;

      (3) after the application pursuant to Section 2.03 hereof of all payments in reduction of the Class Principal Amount of any Class of Bonds on any Bond Payment Date, the Class Principal Amount of such Class exceeds the related Pool Balance;

      (4) failure to pay the full Redemption Price of any Class of Bonds on the applicable Redemption Date;

      (5) the Issuer becomes an "investment company" required to be registered under the Investment Company Act of 1940, as amended;

      (6) the Issuer shall breach, or default in the due observance of any one or more of the covenants set forth in Section 3.09.

      (7) if the Issuer shall breach, or default in the due observance or performance of, any other of its covenants in this Indenture, or any representation or warranty of the Issuer made in this Indenture, the Sale Agreement or in any certificate or other writing delivered pursuant hereto or in connection herewith proving to have been incorrect in any material respect as of the time when the same shall have been made, and such Default shall continue for a period of 30 days after there shall have been given, by registered or certified mail, to the Issuer by the Trustee, or to the Issuer and the Trustee by the Holders of Bonds representing 100% of the Bond Principal Amount of the Bonds Outstanding, a written notice specifying such Default and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder;

      (8) the entry of a decree or order for relief by a court having jurisdiction in respect of the Issuer or any substantial part of the Collateral in an involuntary case under the federal bankruptcy laws, as now or hereafter in effect, or any other present or future federal or state bankruptcy, insolvency or similar law, or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or of any substantial part of the Collateral, or ordering the winding up or liquidation of the affairs of the Issuer and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

      (9) the commencement by the Issuer of a voluntary case under the federal bankruptcy laws, as now or hereafter in effect, or any other present or future federal or state bankruptcy, insolvency or similar law, or the consent by the Issuer to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or of any substantial part of the Collateral or the making by the Issuer of an assignment for the benefit of creditors or the failure by the Issuer generally to pay its debts as such debts become due or the taking of corporate action by the Issuer in furtherance of any of the foregoing.

      Section 5.02. ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT.

      If an Event of Default occurs and is continuing with respect to the Bonds, then and in every such case the Trustee or the Holders of any Class of Bonds affected by such Event of Default (the "affected Class") representing more than 50% of the outstanding Class Principal Amount of such Class may declare such Class to be immediately due and payable, by a notice in writing to the Issuer (and to the Trustee if given by Bondholders), and upon any such declaration such Class of Bonds shall become immediately due and payable in an amount equal to:

      (i) the outstanding Class Principal Amount, and

      (ii) any accrued and unpaid Monthly Interest Amount and any Carryforward Interest through the date of acceleration.

      At any time after such a declaration of acceleration of maturity of such Class of Bonds has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of any Class of Bonds subject to such declaration of acceleration representing more than 51% of the outstanding Class Principal Amount, by written notice to the Issuer and the Trustee, may rescind and annul such declaration and its consequences with respect to such Class if:

      (1) the Issuer has paid or deposited with the Trustee a sum sufficient to pay:

            (A) all payments of principal of, and interest on, all Bonds of such Class and all other amounts which would then be due hereunder or upon such Bonds if the Event of Default giving rise to such acceleration had not occurred; and

            (B) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and

      (2) all Events of Default, other than the nonpayment of the principal of Bonds which have become due solely by such acceleration, have been cured or waived as provided in Section 5.14.

      No such rescission shall affect any subsequent Default or impair any right consequent thereon.

      Section 5.03. COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY
                    TRUSTEE.

      Subject to Section 5.02, the Issuer covenants that if an Event of Default shall occur and be continuing in respect of any Class of Bonds and the affected Class shall have been declared due and payable and such declaration and its consequences have not been rescinded and annulled, the Issuer will pay to the Trustee, for the benefit of the Holders of the affected Class of Bonds all Pooled Security Distributions collected with respect to the related Pool and, notwithstanding Section 2.03(b)(v), the Trustee shall apply such amounts in accordance with the priorities set forth at Section 5.07.

      If the Issuer fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a Proceeding for the collection of the sums so due and unpaid, and may prosecute such Proceeding to judgment or final decree, and may enforce the same against the Issuer or any other obligor upon the Bonds and collect, out of the Trust Estate, wherever situated, of the Issuer, the moneys adjudged or decreed to be payable in the manner provided by law; provided, however, that neither the Issuer nor any of its agents, officers, directors, employees, successors or assigns shall be personally liable for any amounts due under the Bonds or this Indenture.

      If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Bondholders by any Proceedings the Trustee deems appropriate to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or enforce any other proper remedy, including, without limitation, instituting a Proceeding prior to any declaration of acceleration of the Maturity of the affected Class of Bonds for the collection of all amounts then due and unpaid on such Bonds, prosecuting such Proceeding to final judgment or decree, enforcing the same against the Issuer and collecting out of the property, wherever situated, of the Issuer the moneys adjudged or decreed to be payable in the manner provided by law.

      Section 5.04. REMEDIES.

      If an Event of Default shall have occurred and be continuing and any Class of Bonds have been declared due and payable and such declaration and its consequences have not been rescinded and annulled, the Trustee (subject to Section 5.16, to the extent applicable) may do one or more of the following:

      (a) institute Proceedings for the collection of all amounts then payable on any Class of Bonds affected by such Default, or under this Indenture, whether by declaration or otherwise, enforce any judgment obtained, and collect from the Issuer moneys adjudged due;

      (b) in accordance with Section 5.17, sell that portion of the Trust Estate consisting of the related Pool or rights or interest therein, at one or more public or private Sales called and conducted in any manner permitted by law;

      (c) institute Proceedings from time to time for the complete or partial foreclosure of this Indenture with respect to the Trust Estate; and

      (d) exercise any remedies of a secured party under the UCC and take any other appropriate action to protect and enforce the rights and remedies of the Trustee or the Holders of the Bonds hereunder.

      Section 5.05. TRUSTEE MAY FILE PROOFS OF CLAIM.

      In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, composition or other judicial Proceeding relative to the Issuer or any other obligor upon any of the Bonds or the property of the Issuer or of such other obligor or their creditors, the Trustee (irrespective of whether the Bonds shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Issuer for the payment of any overdue principal or interest) shall be entitled and empowered, by intervention in such Proceeding or otherwise to:

      (i) file and prove a claim for the whole amount of principal and interest owing and unpaid in respect of the Bonds and file such other papers or documents and take such other actions as it deems necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Bondholders allowed in such Proceeding; and

      (ii) collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any receiver, assignee, trustee, liquidator or sequestrator (or other similar official) in any such Proceeding is hereby authorized by each Bondholder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Bondholders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under
Section 6.07.

      Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Bondholder any plan of reorganization, arrangement, adjustment or composition affecting any of the Bonds or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Bondholder in any such Proceeding.

      Section 5.06. TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF BONDS.

      All rights of action and claims under this Indenture or any of the Bonds may be prosecuted and enforced by the Trustee without the possession of any of the Bonds or the production thereof in any Proceeding relating thereto, and any such Proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall be for the ratable benefit of the Holders of the Bonds in respect of which such judgment has been recovered. Any surplus shall be available, in accordance with Section 5.07, for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

      Section 5.07. APPLICATION OF MONEY COLLECTED.

      If a Class of Bonds has been declared due and payable following an Event of Default and such declaration and its consequences have not been rescinded and annulled, any money collected by the Trustee with respect to such Class pursuant to this Article or otherwise and any monies that may then be held or thereafter received by the Trustee with respect to the Bonds shall be applied, after payment to the Trustee of such amounts as may be payable to it under Section
6.07 or to the Manager pursuant to the Management Agreement, in the order, at the date or dates fixed by the Trustee and, in case of the distribution of the entire amount due on account of principal of, and interest on, such Class, upon presentation and surrender thereof:

      First: to the payment of any accrued and unpaid Monthly Interest Amount and any outstanding Carryforward Interest with respect to such Class; and

      Second: to the payment of the outstanding Class Principal Amount of such Class; and

      Third: the payment of the remainder, if any, to the Certificate Paying Agent for payment to the related Investor Certificateholder or any other Person legally entitled thereto.

      Section 5.08. LIMITATION ON SUITS.

      No Holder of a Bond shall have any right to institute any Proceedings, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

      (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

      (2) the Holders of Bonds representing more than 50% of the outstanding Class Principal Amount of the affected Class shall have made written request to the Trustee to institute Proceedings in respect of such Event of Default in its own name as Trustee hereunder;

      (3) such Holder or Holders have offered to the Trustee indemnity in full against the costs, expenses and liabilities to be incurred in compliance with such request;

      (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such Proceeding; and

      (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of the affected Class representing more than 50% of the outstanding Class Principal Amount of such Class;

      it being understood and intended that no one or more Holders of Bonds shall have any right in any manner whatever by virtue of, or by availing themselves of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Bonds or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders of Bonds.

      Section 5.09. UNCONDITIONAL RIGHTS OF BONDHOLDERS TO RECEIVE PRINCIPAL AND
                    INTEREST.

      Notwithstanding any other provision in this Indenture, other than the provisions hereof limiting the right to recover amounts due on a Bond to recovery from the assets of the Issuer, the Holder of any Bond shall have the right, to the extent permitted by applicable law, which right is absolute and unconditional, to receive payment of each installment of interest on such Bond when due, to receive payment of each installment of principal of such Bond when due or on its Stated Maturity (or, in the case of any Bond called for redemption, on the date fixed for such redemption) and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.

      Section 5.10. RESTORATION OF RIGHTS AND REMEDIES.

      If the Trustee or any Bondholder has instituted any Proceeding to enforce any right or remedy under this Indenture and such Proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Bondholder, then and in every such case the Issuer, the Trustee and the Bondholders shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the Bondholders shall continue as though no such Proceeding had been instituted.

      Section 5.11. RIGHTS AND REMEDIES CUMULATIVE.

      No right or remedy herein conferred upon or reserved to the Trustee or to the Bondholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

      Section 5.12. DELAY OR OMISSION NOT WAIVER.

      No delay or omission of the Trustee or of any Holder of any Bond to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Bondholders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Bondholders, as the case may be.

      Section 5.13. CONTROL BY BONDHOLDERS.

      The Holders of Bonds representing more than 50% of the outstanding Class Principal Amount of an affected Class shall have the right to direct the time, method and place of conducting any Proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee; provided, however, that:

      (1) such direction shall not be in conflict with any rule of law or with this Indenture;

      (2) any direction to the Trustee to undertake a Sale of all or any portion of the Trust Estate shall be by the Holders representing the percentage of the outstanding Class Principal Amount specified in Section 5.17; and

      (3) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction; provided, however, that, subject to Section 6.01, the Trustee need not take any action which it determines might involve it in liability or be unjustly prejudicial to the Bondholders not consenting.

      Section 5.14. WAIVER OF PAST DEFAULTS.

      The Holders of Bonds representing 51% or more of the outstanding Class Principal Amount of an affected Class may on behalf of the Holders of all the Bonds of such Class waive any past Default hereunder and its consequences, except a Default:

      (1) set forth in paragraphs (1) or (2) of Section 5.01; or

      (2) in respect of a covenant or provision hereof which under Section 9.02 cannot be modified or amended without the consent of the Holder of each Outstanding Bond of such Class affected.

      Upon any such waiver, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon.

      Section 5.15. UNDERTAKING FOR COSTS.

      All parties to this Indenture agree, and each Holder of any Bond by his or her acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Bondholder, or group of Bondholders, holding in the aggregate Bonds of an affected Class representing more than 10% of the Class Principal Amount, or to any suit instituted by any Bondholder for the enforcement of the payment of any installment of interest on any Bond on or after the Stated Maturity thereof expressed in such Bond or for the enforcement of the payment of any installment of principal of any Bond when due (or, in the case of any Bond called for redemption, on or after the applicable Redemption
Date).

      Section 5.16. WAIVER OF STAY OR EXTENSION LAWS.

      The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension of law wherever enacted, now or at any time hereafter in force, which may affect the covenants in, or the performance of, this Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

      Section 5.17. SALE OF TRUST ESTATE.

      (a) The power to effect any sale (a "Sale") of any portion of the Trust Estate pursuant to Section 5.04 shall continue unimpaired until that portion of the Trust Estate consisting of the Pool related to the affected Class of Bonds shall have been sold or all amounts payable on the affected Class and under this Indenture with respect thereto shall have been paid. The Trustee may arrange for a public Sale by public announcement of the time and place of such Sale and may from time to time postpone any such public Sale, with an advance public announcement. The Trustee hereby expressly waives its right to any amount fixed by law as compensation for any Sale.

      (b) To the extent permitted by law, the Trustee shall not in any private Sale sell or otherwise dispose of the Trust Estate, or any portion thereof, unless:

            (1) the Holders of all Bonds of an affected Class consent to, or direct the Trustee to make, such Sale;

            (2) the proceeds of such Sale would be not less than the entire amount which would be distributable to the Holders of the affected Class of Bonds, in full payment thereof in accordance with Section 5.07, on the Bond Payment Date next succeeding the date of such Sale; or

            (3) the Trustee determines that the proceeds of such sale would be insufficient on an ongoing basis to make all payments on the affected Class of Bonds as such payments would have become due pursuant to Section 2.03(b)(v) if such obligations had not been declared due and payable, and the Bond Trustee obtains the consent of the Holders representing at least 51% of the outstanding Class Principal Amount of such affected Class.

      The purchase by the Trustee of all or any portion of the Trust Estate at a private Sale shall not be deemed a Sale or disposition thereof for purposes of this Section 5.17.

      (c) Unless the Holders of an affected Class of Bonds have otherwise consented or directed the Trustee, at any public Sale of all or any portion of the Trust Estate at which a minimum bid equal to or greater than the amount described in paragraph (2) of subsection (b) of this Section 5.17 has not been established by the Trustee and no Person bids an amount equal to or greater than such amount, the Trustee shall bid an amount at least $1.00 more than the highest other bid.

      (d) In connection with a Sale of all or any portion of the Trust Estate:

            (1) any Holder or Holders of Bonds of the affected Class may bid for and purchase the property offered for Sale, and upon compliance with the terms of sale may hold, retain and possess and dispose of such property, without further accountability, and may, in paying the purchase money therefor, deliver any Bonds or claims for interest thereon in lieu of cash up to the amount which shall, upon distribution of the net proceeds of such Sale, be payable thereon, and such Bonds, in case the amount so payable thereon shall be less than the amount due thereon, shall be returned to the Holders thereof after being appropriately stamped to show such partial payment;

            (2) the Trustee may bid for and acquire the property offered for Sale in connection with any public Sale thereof, and, in lieu of paying cash therefor, may make settlement for the purchase price by crediting the gross Sale price against the sum of (A) the amount which would be distributable to the Holders of the affected Class of Bonds as a result of such Sale in accordance with Section 5.07 on the Bond Payment Date next succeeding the date of such Sale and (B) the expenses of the Sale and of any Proceedings in connection therewith which are reimbursable to it, without being required to produce the Bonds in order to complete any such Sale or in order for the net Sale price to be credited against such Bonds, and any property so acquired by the Trustee shall be held and dealt with by it in accordance with the provisions of this Indenture;

            (3) the Trustee shall execute and deliver an appropriate instrument of conveyance transferring its interest in any portion of the Trust Estate in connection with a Sale thereof;

            (4) the Trustee is hereby irrevocably appointed the agent and attorney-in-fact of the Issuer to transfer and convey its interest in any portion of the Trust Estate in connection with a Sale thereof, and to take all action necessary to effect such Sale; and

            (5) no purchaser or transferee at such a Sale shall be bound to ascertain the Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any moneys.

      Section 5.18. ACTION ON BONDS.

      The Trustee's right to seek and recover judgment under this Indenture shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Indenture. Neither the lien of this Indenture nor any rights or remedies of the Trustee or the Holders of Bonds shall be impaired by the recovery of any judgment by the Trustee against the Issuer or by the levy of any execution under such judgment upon any portion of the Trust Estate.

                                   ARTICLE VI

                                   THE TRUSTEE

      Section 6.01. DUTIES OF TRUSTEE.

      (a) If an Event of Default of which a Responsible Officer of the Trustee shall have actual knowledge has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

      (b) Except during the continuance of an Event of Default:

            (1) The Trustee need perform only those duties that are specifically set forth in this Indenture and no others and no implied covenants or obligations shall be read into this Indenture; and

            (2) In the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. The Trustee shall, however, examine such certificates and opinions to determine whether they conform to the requirements of this Indenture.

      (c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

            (1) This paragraph does not limit the effect of subsection (b) of this Section;

            (2) The Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and

            (3) The Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 5.13 or Section 5.17.

      (d) Except with respect to duties of the Trustee prescribed by the TIA, as to which this Section 6.01(d) shall not apply, for all purposes under this Indenture, the Trustee shall not be deemed to have notice or knowledge of any Event of Default described in Sections 5.01(5), 5.01(6), 5.01(7), 5.01(8) or 5.01(9) unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such an Event of Default or default is received by the Trustee at the Corporate Trust Office, and such notice references the Bonds specifically, the Issuer, the Trust Estate or this Indenture and in the absence of receipt of such notice or actual knowledge, the Trustee may conclusively assume that there exists no Event of Default.

      (e) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or indemnity satisfactory to it against such risk or liability is not reasonably assured to it. In determining that such repayment or indemnity is not reasonably assured to it, the Trustee must consider not only the likelihood of repayment or indemnity by or on behalf of the Issuer but also the likelihood of repayment or indemnity from amounts payable to it from the Trust Estate pursuant to Sections 6.07; however, that nothing in this Section 6.01(e) shall be construed to limit the exercise by the Trustee of any right or remedy permitted under this Indenture or otherwise in the event of the Issuer's failure to pay the amounts due the Trustee pursuant to Section 6.07.

      (f) Every provision of this Indenture that in any way relates to the Trustee is subject to the provisions of this Section.
4
      (g) Notwithstanding any extinguishment of all right, title and interest of the Issuer in and to the Trust Estate following an Event of Default and a consequent declaration of acceleration of the Maturity of the Bonds, whether such extinguishment occurs through a Sale of the Trust Estate to another Person, the acquisition of the Trust Estate by the Trustee or otherwise, the rights, powers and duties of the Trustee with respect to the Trust Estate (or the proceeds thereof) and the Bondholders and the rights of Bondholders shall continue to be governed by the terms of this Indenture.

      (h) The Trustee shall have no duty (1) to see to any recording, filing, or depositing of this Indenture or any agreement referred to herein or any financing statement or continuation statement evidencing a security interest, or to see to the maintenance of any such recording or filing or depositing or to any rerecording, refiling or redepositing of any thereof, (2) to see to any insurance, (3) to see to the payment or discharge of any tax, assessment, or other governmental charge or any lien or encumbrance of any kind owing with respect to, assessed or levied against, any part of the Trust Estate other than from funds available from the Issuer's assets, (4) to confirm or verify the contents of any reports or certificates of the Underlying Trustees delivered to the Trustee pursuant to this Indenture believed by the Trustee to be genuine and to have been signed or presented by the proper party or parties.

      Section 6.02. NOTICE OF DEFAULT.

      Within 10 days after the occurrence of any Event of Default known to the Trustee, the Trustee shall transmit by mail to all Holders of Bonds of an affected Class and the Manager notice of each such Default, unless such Default shall have been cured or waived; provided, however, that except in the case of a Default of the type described in Section 5.01(1), 5.01(2) or Section 5.01(3), the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interests of the Holders of the Bonds; and provided, further, that in the case of any Default of the character specified in
Section 5.01(7) no such notice to Holders of such Bonds shall be given until at least 30 days after the occurrence thereof. Concurrently with the mailing of any such notice to the Holders of the Bonds, the Trustee shall transmit by mail a copy of such notice to the Rating Agencies and the Issuer.

      Section 6.03. RIGHTS OF TRUSTEE.

      Except as otherwise provided in Section 6.01 hereof:

      (a) the Trustee may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, note or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

      (b) any request or direction of the Issuer mentioned herein shall be sufficiently evidenced by an Issuer Request or Issuer Order, and any resolution of the board of directors may be sufficiently evidenced by a written resolution;

      (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part conclusively, rely upon an Officers' Certificate;

      (d) the Trustee may consult with counsel, and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;


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
      (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Bondholders pursuant to this Indenture, unless such Bondholders shall have offered to the Trustee reasonable security or indemnity satisfactory to it against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

      (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, note or other paper or document, but the Trustee, in its discretion may make such further inquiry or investigation into such facts or matters as it may see fit, and if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled, on reasonable prior notice to the Issuer, to examine the books, records and premises of the Issuer, personally or by agent or attorney, during the Issuer's normal business hours; provided that the Trustee shall and shall cause its agents to hold in confidence all such information except to the extent disclosure may be required by law and except to the extent that the Trustee, in its sole judgment, may determine that such disclosure is consistent with its obligations hereunder;

      (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, attorneys, custodians or nominees and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent, attorney, custodian or nominee appointed and supervised with due care by it hereunder;

      (h) the Trustee shall not be personally liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers;

      (i) The Trustee shall have no obligation to invest and reinvest any cash held in the Bond Payment Accounts in the absence of timely and specific written investment direction from the Seller. Except as provided in Section 2.03(b)(ii), in no event shall the Trustee be liable for the selection of investments or for investment losses incurred thereon. The Trustee shall have no liability in respect of losses incurred as a result of the liquidation of any investment prior to its stated maturity or the failure of the Seller to provide timely written investment direction;

      (j) The right of the Trustee to perform any discretionary act enumerated in this Indenture shall not be construed as a duty, and the Trustee shall not be answerable for other than its negligence or willful misconduct in the performance of such act; and

      (k) The Trustee shall not be required to give any bond or surety in respect of the execution of the Trust Estate created hereby or the powers granted hereunder.

      Section 6.04. NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF BONDS.

      The recitals contained herein and in the Bonds, except the certificates of authentication on the Bonds, shall be taken as the statements of the Issuer, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations with respect to the Trust Estate or as to the validity or sufficiency of this Indenture or of the Bonds. The Trustee shall not be accountable for the use or application by the Issuer of the Bonds or the proceeds thereof or any money paid to the Issuer or upon Issuer Order pursuant to the provisions hereof.


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
      Section 6.05. MAY HOLD BONDS.

      The Trustee, any Agent, or any other agent of the Issuer, in its individual or any other capacity, may become the owner or pledgee of Bonds and, subject to Sections 6.08 and 6.13, may otherwise deal with the Issuer or any Affiliate of the Issuer with the same rights it would have if it were not the Trustee, Agent or such other agent.

      Section 6.06. MONEY HELD IN TRUST.

      Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by this Indenture or by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Issuer and except to the extent of income or other gain on investments which are obligations of the Trustee, in its commercial capacity, and income or other gain actually received by the Trustee on investments, which are obligations of others.

      Section 6.07. COMPENSATION AND REIMBURSEMENT.

      The Issuer agrees:

      (1) subject to any separate written agreement with the Trustee, to pay the Trustee the Trustee Fee as compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

      (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in connection with the performance of its duties hereunder (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to the Trustee's negligence or bad faith; and

      (3) to indemnify the Trustee and its agents for, and to hold them harmless against, any claim, loss, liability, cost or expense incurred without negligence or bad faith on their part, arising out of, or in connection with, the acceptance or administration of this trust, including the costs and expenses (including reasonable attorney's fees) of defending themselves against any claim in connection with the exercise or performance of any of their powers or duties hereunder, provided that:

            (i) with respect to any such claim, the Trustee shall have given the Issuer written notice thereof promptly after a Responsible Officer of the Trustee shall have knowledge thereof;

            (ii) while maintaining absolute control over its own defense, the Trustee shall cooperate and consult fully with the Issuer in preparing such defense; and


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
            (iii) notwithstanding anything to the contrary in this Section 6.07(3), the Issuer shall not be liable for settlement of any such claim by the Trustee entered into without the prior consent of the Issuer, unless such consent is unreasonably withheld.

      When the Trustee incurs expenses after the occurrence of an Event of Default with respect to the Issuer, the expenses are intended to constitute expenses of administration under Bankruptcy Code or any other applicable Federal or state bankruptcy, insolvency or similar law now or hereafter in effect, provided that such expenses shall be reimbursable from the Trust Estate as provided herein.

      As security for the performance of the obligations of the Issuer under this Section, the Trustee shall have a lien ranking senior to the lien of the Bonds with respect to which any claim of the Trustee under Section 6.07(1) and, except in the case of an Event of Default, a lien ranking junior to the lien of the Bonds with respect to which any claim of the Trustee under Section 6.07(2) and 6.07(3), arose upon all property and funds held or collected as part of the Trust Estate by the Trustee in its capacity as such. The Trustee shall not institute any Proceeding seeking the enforcement of such lien against the Trust Estate unless such Proceeding is in connection with a Proceeding in accordance with Article V for enforcement of the lien of this Indenture after the occurrence of an Event of Default (other than an Event of Default arising solely from the Issuer's failure to pay amounts due the Trustee under this Section 6.07) and a resulting declaration of acceleration of Maturity of the Bonds which has not been rescinded and annulled. The obligations of the Issuer pursuant to this section shall survive the earlier of satisfaction and discharge of this Indenture or resignation or removal of the Trustee.

      Section 6.08. ELIGIBILITY; DISQUALIFICATION.

      Irrespective of whether this Indenture is qualified under the TIA, this Indenture shall always have a Trustee who satisfies the requirements of TIA Sections 310(a)(1) and 310(a)(5). The Trustee shall always have a combined capital and surplus as stated in Section 6.09. The Trustee shall be subject to TIA Section 310(b).

      Section 6.09. TRUSTEE'S CAPITAL AND SURPLUS.

      The Trustee shall at all times have a combined capital and surplus of at least $50,000,000 or shall be a member of a bank holding company system, the aggregate combined capital and surplus of which is at least $50,000,000; provided, however, that the Trustee's separate capital and surplus shall at all times be at least the amount required by TIA Section 310(a)(2) if this Indenture is qualified under the TIA. If the Trustee publishes annual reports of condition of the type described in TIA Section 310(a)(2), its combined capital and surplus for purposes of this Section 6.09 shall be as set forth in the latest such report.

      Section 6.10. RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR.

      (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 6.11.


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
      (b) The Trustee may resign at any time by giving written notice thereof to the Issuer. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

      (c) The Trustee may be removed at any time by Act of the Holders of Bonds representing more than 50% of the Outstanding Bond Principal Amount, delivered to the Trustee and to the Issuer.

      (d) If at any time:

            (1) the Trustee shall have a conflicting interest prohibited by
Section 6.08 and shall fail to resign or eliminate such conflicting interest in accordance with Section 6.08 after written request therefor by the Issuer or by any Bondholder; provided, however, that this Section 6.10(d)(1) shall not be operative as part of this Indenture unless and until this Indenture is qualified under the TIA, and until such qualification this Indenture shall be construed as if this Section 6.10(d)(1) were not contained herein; or

            (2) the Trustee shall cease to be eligible under Section 6.09 or shall become incapable of acting or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation;

then, in any such case, (i) the Issuer by an Issuer Order may remove the Trustee or (ii) subject to Section 5.15, any Bondholder who has been a bona fide Holder of a Bond for at least six months may, on behalf of itself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee, unless this Indenture is qualified under the TIA and the Trustee's duty to resign is stayed as provided in Section 310(b) of the TIA.

      (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of the Trustee for any cause, the Issuer, by an Issuer Order shall promptly appoint a successor Trustee. If within one year after such resignation, removal or incapability or the occurrence of such vacancy a successor Trustee shall be appointed by Act of the Holders of Bonds representing more than 50% of the outstanding Bond Principal Amount delivered to the Issuer and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee and supersede the successor Trustee appointed by the Issuer. If no successor Trustee shall have been so appointed by the Issuer or Bondholders and shall have accepted appointment in the manner hereinafter provided, any Bondholder who has been a bona fide Holder of a Bond for at least six months may, on behalf of itself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

      (f) The Issuer shall give notice, or cause notice to be given, of each resignation and each removal of the Trustee and each appointment of a successor Trustee to the Holders of Bonds. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.


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
      Section 6.11. ACCEPTANCE OF APPOINTMENT BY SUCCESSOR.

      Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Issuer and the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee. Notwithstanding the foregoing, on request of the Issuer or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee, and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder subject nevertheless to its lien, if any, provided for in Section 6.07. Upon request of any such successor Trustee, the Issuer shall execute and deliver any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

      No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

      Section 6.12. MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS
                    OF TRUSTEE.

      Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Bonds have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Bonds so authenticated with the same effect as if such successor Trustee had authenticated such Bonds.

      Section 6.13. PREFERENTIAL COLLECTION OF CLAIM AGAINST ISSUER.

      If this Indenture is qualified under the TIA, the Trustee shall be subject to TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b), and a Trustee who has resigned or been removed shall be subject to TIA
Section 311(a) to the extent indicated.

      Section 6.14. CO-TRUSTEES AND SEPARATE TRUSTEES.

      At any time or times, for the purpose of meeting the legal requirements of the TIA or of any jurisdiction in which any of the Trust Estate may at the time be located, the Issuer and the Trustee shall have power to appoint, and, upon the written request of the Trustee or of the Holders of Bonds representing more than 50% of the Outstanding Bond Principal Amount with respect to which a co-trustee or separate trustee is being appointed, the Issuer shall for such purpose join with the Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to appoint, one or more Persons approved by the Trustee either to act as co-trustee, jointly with the Trustee, of all or any part of the Trust Estate, or to act as separate trustee of any such property, in either case with such powers as may be provided in the


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instrument of appointment, and to vest in such Person or Persons in the capacity aforesaid, any property, title, right or power deemed necessary or desirable, subject to the other provisions of this Section. If the Issuer does not join in such appointment within 15 days after the receipt by it of a request to do so, or in case an Event of Default has occurred and is continuing, the Trustee alone shall have power to make such appointment.

      Should any written instrument from the Issuer be required by any co-trustee or separate trustee so appointed for more fully confirming to such co-trustee or separate trustee such property, title, right or power, any and all such instruments shall, on request, be executed, acknowledged and delivered by the Issuer. Each notice shall include the name and address of any such co-trustee or successor trustee.

      Every co-trustee or separate trustee shall, to the extent permitted by law, but to such extent only, be appointed subject to the following terms:

      (1) The Bonds shall be authenticated and delivered and all rights, powers, duties and obligations hereunder in respect of the custody of securities, cash and other personal property held by, or required to be deposited or pledged with, the Trustee hereunder, shall be exercised solely by the Trustee.

      (2) The rights, powers, duties and obligations hereby conferred or imposed upon the Trustee in respect of any property covered by such appointment shall be conferred or imposed upon and exercised or performed by the Trustee or by the Trustee and such co-trustee or separate trustee jointly, as shall be provided in the instrument appointing such co-trustee or separate trustee, except to the extent that under any law of any jurisdiction in which any particular act is to be performed, the Trustee shall be incompetent or unqualified to perform such act, in which event such rights, powers, duties and obligations shall be exercised and performed by such co-trustee or separate trustee.

      (3) The Trustee at any time, by an instrument in writing executed by it, with the concurrence of the Issuer evidenced by an Issuer Order, may accept the resignation of or remove any co-trustee or separate trustee appointed under this Section, and, in case of an Event of Default has occurred and is continuing, the Trustee shall have power to accept the resignation of, or remove, any such co-trustee or separate trustee without the concurrence of the Issuer. Upon the written request of the Trustee, the Issuer shall join with the Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to effectuate such resignation or removal. A successor to any co-trustee or separate trustee which has resigned or has been removed may be appointed in the manner provided in this Section.

      (4) No co-trustee or separate trustee shall be required to satisfy the eligibility requirements under Sections 6.08 and 6.09. No co-trustee or separate trustee hereunder shall be personally liable by reason of any act or omission of the Trustee, or any other such trustee hereunder.

      (5) Any Act of Bondholders delivered to the Trustee shall be deemed to have been delivered to each such co-trustee and separate trustee.


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
      Section 6.15. AUTHENTICATING AGENTS.

      Upon the written request of the Issuer, the Trustee shall appoint an Authenticating Agent with power to act on its behalf and subject to its direction in the authentication and delivery of the Bonds designated for such authentication by the Issuer and containing provisions therein for such authentication (or with respect to which the Issuer has made other arrangements, satisfactory to the Trustee and such Authenticating Agent, for notation on the Bonds of the authority of an Authenticating Agent appointed after the initial authentication and delivery of such Bonds) in connection with transfers and exchanges under Sections 2.06 and 2.07, if any, as fully to all intents and purposes as though the Authenticating Agent had been expressly authorized by those Sections to authenticate and deliver Bonds. For all purposes of this Indenture (other than in connection with the authentication and delivery of Bonds pursuant to Sections 2.05 and 2.12 in connection with their initial issuance and for purposes of Section 2.08), the authentication and delivery of Bonds by the Authenticating Agent pursuant to this Section shall be deemed to be the authentication and delivery of Bonds "by the Trustee". Such Authenticating Agent shall at all times be a Person that both meets the requirements of Section
6.09 for the Trustee hereunder and has its principal office in the Borough of Manhattan, City and State of New York.

      Any Authenticating Agent shall also serve as Bond Registrar or co-Bond Registrar, as provided in Section 2.07. Any Authenticating Agent appointed by the Trustee pursuant to the terms of this Section 6.15 or pursuant to the terms of any supplemental indenture shall deliver to the Trustee as a condition precedent to the effectiveness of such appointment an instrument accepting the trusts, duties and responsibilities of Authenticating Agent and of Bond Registrar or co-Bond Registrar and indemnifying the Trustee for and holding the Trustee harmless against, any loss, liability or expense (including reasonable attorneys' fees) incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance, administration of the trust or exercise of authority by such Authenticating Agent, Bond Registrar or co-Bond Registrar.

      Any corporation into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, consolidation or conversion to which any Authenticating Agent shall be a party, or any corporation succeeding to the corporate trust business of any Authenticating Agent, shall be the successor of the Authenticating Agent hereunder, if such successor corporation is otherwise eligible under this Section, without the execution or filing of any further act on the part of the parties hereto or the Authenticating Agent or such successor corporation.

      Any Authenticating Agent may at any time resign by giving written notice of resignation to the Trustee and the Issuer. The Trustee may at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and the Issuer. Upon receiving such a notice of resignation or upon such a termination, or in case at any time any Authenticating Agent shall cease to be eligible under this Section, the Trustee shall promptly appoint a successor Authenticating Agent, shall give written notice of such appointment to the Issuer and shall mail notice of such appointment to all Holders of Bonds.

      The Trustee agrees, subject to Section 6.01(e), to pay to any Authenticating Agent from time to time reasonable compensation for its services and the Trustee shall be entitled to be


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
reimbursed for such payments, subject to Section 6.07. The provisions of Sections 2.10, 6.04 and 6.05 shall be applicable to any Authenticating Agent.

                                  ARTICLE VII

                         BONDHOLDERS' LISTS AND REPORTS

      Section 7.01. ISSUER TO FURNISH TRUSTEE NAMES AND ADDRESSES OF
                    BONDHOLDERS.

      (a) The Issuer shall furnish or cause to be furnished to the Trustee (i) semi-annually, not less than 45 days nor more than 60 days after the Bond Payment Date occurring closest to six months after the Closing Date and each Bond Payment Date occurring at six-month intervals thereafter, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Bonds and (ii) at such other times, as the Trustee may request in writing, within 30 days after receipt by the Issuer of any such request, a list of similar form and content as of a date not more than 10 days prior to the time such list is furnished; provided, however, that so long as the Trustee is the Bond Registrar, no such list described in (i) or (ii) above shall be required to be furnished.

      (b) In addition to furnishing to the Trustee the Bondholder lists, if any, required under subsection (a), the Issuer shall also furnish or caused to be furnished all Bondholder lists, if any, required under Section 3.03 at the times required by Section 3.03.

      Section 7.02. PRESERVATION OF INFORMATION; COMMUNICATIONS TO BONDHOLDERS.

      (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of the Holders of Bonds contained in the most recent list, if any, furnished to the Trustee as provided in Section 7.01 and the names and addresses of the Holders of Bonds received by the Trustee in its capacity as Bond Registrar. The Trustee may destroy any list furnished to it as provided in Section 7.01 upon receipt of a new list so furnished.

      (b) If this Indenture is qualified under the TIA, Bondholders may communicate pursuant to TIA Section 312(b) with other Bondholders with respect to their rights under this Indenture or under the Bonds.

      (c) If this Indenture is qualified under the TIA, the Issuer, the Trustee and the Bond Registrar shall have the protection of TIA Section 312(c).

      Section 7.03. REPORTS BY TRUSTEE.

      (a) If this Indenture is qualified under the TIA, then within 30 days after May 15 of each year (the "reporting date"), commencing with the year after the issuance of the Bonds, (i) in the circumstance required by TIA Section 313(a), the Trustee shall mail to all Holders a brief report dated as of such reporting date that complies with TIA Section 313(a), (ii) the Trustee shall also mail to Holders of Bonds with respect to which it has made advances any reports with respect to such advances that are required by TIA Section 313(b)(2) and (iii) the Trustee shall


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
also mail to Holders of Bonds any reports required by TIA Section 313(b)(1). For purposes of the information required to be included in any such reports pursuant to TIA Sections 313(a)(3), 313(b)(1) (if applicable) or 313(b)(2), the principal amount of indenture securities outstanding on the date as of which such information is provided shall be the Outstanding Bond Principal Amount covered by the report. The Trustee shall comply with TIA Section 313(c) with respect to any reports required by this Section 7.03(a).

      (b) If this Indenture is qualified under the TIA, a copy of each report required under this Section 7.03 shall, at the time of such transmission to Holders of Bonds be filed by the Trustee with the Commission and with each securities exchange upon which the Bonds are listed. The Issuer will notify the Trustee when the Bonds are listed on any securities exchange.

      Section 7.04. REPORTS BY ISSUER.

      If this Indenture is qualified under the TIA, the Issuer (a) shall file with the Trustee, within 15 days after it files them with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may by rules and regulations prescribe) which the Issuer is required to file with the Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 and (b) shall also comply with the other provisions of TIA Section 314(a).

      Section 7.05. NOTICE TO THE RATING AGENCIES.

      The Issuer shall use its best efforts promptly to provide notice to the Rating Agencies of any of the following events of which it has actual knowledge:

      (a) any material change to or amendment of this Indenture;

      (b) the occurrence of any Default or Event of Default that has not been cured;

      (c) the resignation or termination of the Trustee; and

      (d) the final payment of Bondholders.

                                  ARTICLE VIII

                          CONTROL OF THE TRUST ACCOUNTS

      Section 8.01. THE SECURITIES ACCOUNTS.

      (a) The Issuer and the Trustee hereby appoint The Bank of New York as Securities Intermediary with respect to the Trust Accounts and the Issuer has, pursuant to this Indenture, granted to the Trustee, for the benefit of the Bondholders, a security interest to secure all amounts due the Bondholders hereunder and under the Bonds in and to the Trust Accounts and the Security Entitlements to all Financial Assets credited to the Trust Accounts, including without limitation all amounts, securities, investments, Financial Assets, investment property and other property from time to time deposited in or credited to the Trust Accounts and all proceeds. Trust Account Property held from time to time in the Trust Accounts will continue to be held by


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the Securities Intermediary for the benefit of the Trustee, as collateral agent, for the benefit of the Bondholders. Upon the termination of the Issuer or the discharge of this Indenture, the Trustee shall inform the Securities
Intermediary of such termination. By acceptance of their securities or interests therein, the Bondholders shall be deemed to have appointed The Bank of New York, as Securities Intermediary and The Bank of New York hereby accepts such appointment as Securities Intermediary.

      (i) With respect to the Trust Account Property credited to the Trust Accounts, the Securities Intermediary agrees that:

            (A) with respect to any Trust Account Property that is held in deposit accounts, each such deposit account shall be subject to the exclusive custody and control of the Securities Intermediary;

            (B) the sole assets permitted in the Trust Accounts shall be those as the Securities Intermediary agrees to treat as Financial Assets or as Permitted Investments; and

            (C) any such Trust Account Property that is, or is treated as, a Financial Asset shall be physically delivered (accompanied by any required endorsements) to, or credited to an account in the name of, the Securities Intermediary or other eligible institution maintaining any Trust Account in accordance with the Securities Intermediary's customary procedures such that the Securities Intermediary or such other institution establishes a Security Entitlement in favor of the Trustee with respect thereto over which the Securities Intermediary or such other institution has Control;

      (ii) The Securities Intermediary hereby confirms that (A) each Trust Account is an account to which Financial Assets are or may be credited, and the Securities Intermediary shall, subject to the terms of this Agreement, treat the Trustee, as collateral agent, as entitled to exercise the rights that comprise any Financial Asset credited to any Trust Account, account maintained by the Securities Intermediary for the benefit of the Trustee, (B) all Trust Account Property in respect of any Trust Account will be promptly credited by the Securities Intermediary to such Account, and (C) all securities or other property underlying any Financial Assets credited to any Trust Account shall be registered in the name of the Securities Intermediary, endorsed to the Securities Intermediary or in blank or credited to another securities account maintained in the name of the Securities Intermediary and in no case will any Financial Asset credited to any Trust Account be registered in the name of the Issuer, payable to the order of the Issuer or specially endorsed to the Issuer, except to the extent the foregoing have been specially endorsed to the Securities Intermediary or in blank;

      (iii) The Securities Intermediary hereby agrees that each item of property (whether investment property, Financial Asset, security or instrument) credited to any Trust Account shall be treated as a Financial Asset;

      (iv) If at any time the Securities Intermediary shall receive an Entitlement Order from the Trustee directing transfer or redemption of any Financial Asset relating to any Trust Account, the Securities Intermediary shall comply with such Entitlement Order without further consent by the Issuer or any other Person. If at any time the Trustee notifies the Securities Intermediary in writing that the Trust has been terminated or the Indenture discharged in accordance therewith


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
and with the Deposit Trust Agreement or the Indenture, as applicable, and the security interest granted pursuant to this Indenture has been released, then thereafter if the Securities Intermediary shall receive any order from the Seller or the Issuer directing transfer or redemption of any Financial Asset relating to any Trust Account, the Securities Intermediary shall comply with such Entitlement Order without further consent by the Trustee or any other Person;

      (v) In the event that the Securities Intermediary has or subsequently obtains by agreement, operation of law or otherwise a security interest in any Trust Account or any Financial Asset credited thereto, the Securities Intermediary hereby agrees that such security interest shall be subordinate to the security interest of the Trustee, in the case of the Trust Accounts. The Financial Assets credited to the Trust Accounts will not be subject to deduction, set-off, banker's lien, or any other right in favor of any Person other than the Trustee in the case of the Trust Accounts (except that the Securities Intermediary may set-off (i) all amounts due to it in respect of its customary fees and expenses for the routine maintenance and operation of the Trust Accounts (including reasonable fees of counsel) and (ii) the face amount of any checks which have been credited to any Trust Account but are subsequently returned unpaid because of uncollected or insufficient funds);

      (vi) In the event of any conflict between this Indenture (or any provision of this Indenture) and any other agreement now existing or hereafter entered into between the Securities Intermediary or the Issuer with respect to any Trust Account, the terms of this Indenture shall prevail;

      (vii) The rights and powers granted under this Indenture to (x) the Trustee have been granted in order to perfect its security interest in the Trust Accounts and the Security Entitlements to the Financial Assets credited thereto, and are powers coupled with an interest and will neither be affected by the Bankruptcy of the Issuer nor by the lapse of time. The obligations of the Securities Intermediary hereunder shall continue in effect until the security interest of the Trustee in the Trust Accounts and in such Security Entitlements, has been terminated pursuant to the terms of this Agreement and the Trustee has notified the Securities Intermediary of such termination in writing; and

      (viii) Notwithstanding anything else contained herein, the Issuer agrees that the Trust Accounts will be established only with the Securities Intermediary or another institution meeting the requirements of this Section, which by acceptance of its appointment as Securities Intermediary agrees substantially as follows: (1) it will comply with Entitlement Orders related to the Trust Accounts issued by the Trustee, as collateral agent, without further consent by the Issuer; (2) until termination of the Trust or discharge of this Indenture, it will not enter into any other agreement related to such accounts pursuant to which it agrees to comply with Entitlement Orders of any Person other than the Trustee, as collateral agent with respect to the Trust Accounts; and (3) all assets delivered or credited to it in connection with such Accounts and all investments thereof will be promptly credited to the applicable Account.


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                                   ARTICLE IX

                             SUPPLEMENTAL INDENTURES

      Section 9.01. SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF BONDHOLDERS.

      Without the consent of the Holders of any Bonds, the Issuer and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

      (1) to correct or amplify the description of any property at any time subject to the lien of this Indenture, or better to assure, convey and confirm unto the Trustee any property subject or required to be subjected to the lien of this Indenture, or to subject to the lien of this Indenture additional property;

      (2) to evidence the succession of another Person to the Issuer, and the assumption by any such successor of the covenants of the Issuer herein and in the Bonds contained;

      (3) to add to the covenants of the Issuer, for the benefit of the Holders of all Bonds or to surrender any right or power herein conferred upon the Issuer;

      (4) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture, which shall not be inconsistent with the provisions of this Indenture, provided that such action shall not adversely affect the interests of the Holders of the Bonds (any such action shall be deemed not to adversely affect the interests of the Bondholders if the Issuer delivers to the Trustee letters from each Rating Agency to the effect that such action will not result in a downgrading of the Bonds); or

      (5) to convey, transfer, assign, mortgage or pledge any property to or with the Trustee;

      (6) to make any other provisions with respect to matters or questions arising under the Indenture or in any supplemental indenture; provided, that such action will not materially and adversely affect the interest of the Bondholders;

      (7) to evidence and provide for the acceptance of the appointment under the Indenture by a successor trustee with respect to the Bonds and to add to or change any of the provisions of the Indenture as will be necessary to facilitate the administration of the trusts thereunder by more than one trustee, pursuant to the requirements of the Indenture;

      (8) to modify, eliminate or add to the provisions of the Indenture to such extent as will be necessary to effect the qualification of the Indenture under the TIA or under any similar federal statute enacted after the date of the Indenture and to add to the Indenture such other provisions as may be expressly required by the TIA; provided, however, that no such supplemental indentures will be entered into unless the Trustee shall have received an Opinion of Counsel (which shall not be an expense of the Trustee) to the effect that entering into such


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supplemental indenture will not have any material adverse tax consequences to the Bondholders; or

      (9) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect the qualification of this Indenture under the TIA or under any similar federal statute hereafter enacted, and to add to this Indenture such other provisions as may be expressly required by the TIA.

      The Trustee is hereby authorized to join in the execution of any such supplemental indenture and to make any further appropriate agreements and stipulations that may be therein contained, but the Trustee shall not be obligated to enter into any such supplemental indenture that affects the Trustee's own rights, duties, liabilities or immunities under this Indenture or otherwise except to the extent required by law.

      Section 9.02. SUPPLEMENTAL INDENTURES WITH CONSENT OF BONDHOLDERS.

      With the consent of the Holders of Bonds representing not less 66 2/3% of the Outstanding Bond Principal Amount by Act of said Holders delivered to the Issuer and the Trustee, the Issuer and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Holders of the Bonds under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Bond affected thereby:

      (1) change the date of payment of any installment of principal of or interest on any Bond, or reduce the principal amount thereof or the interest rate thereon, change the provisions of the Indenture relating to the application of collections on, or the proceeds of the sale of, the corpus of the Trust to payment of principal of or interest on the Bonds, or change any place of payment where, or the coin or currency in which, any Bond or the interest thereon is payable, or impair the right to institute suit for the enforcement of the provisions of the Indenture requiring the application of funds available therefor to the payment of any such amount due on the Bonds on or after the respective dates such amounts become due;

      (2) reduce the percentage of the Bond Principal Amount of the Bonds, the consent of the Holders of which is required for any such supplemental indenture, or the consent of the Holders of which is required for any waiver of compliance with certain provisions of the Indenture or certain defaults thereunder and their consequences provided for in the Indenture;

      (3) modify or alter the provisions of the proviso to the definition of the term "Outstanding" in the Indenture or modify or alter the exception in the definition of the term "Holder" therein;

      (4) reduce the percentage of the Class Principal Amount of a Class or the Bond Principal Amount of the Bonds required to direct the Bond Trustee to direct the Issuer to sell or liquidate the corpus of the Trust pursuant to the Indenture;


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
      (5) modify any provision of the amendment provisions of the Indenture except to increase any percentage specified in the Indenture or to provide that certain additional provisions of the Indenture or the other Basic Documents cannot be modified or waived without the consent of the Holder of each Bond affected thereby;

      (6) modify any of the provisions of the Indenture in such manner as to affect the calculation of the amount of any payment of interest or principal due on any Bond on any Payment Date (including the calculation of any of the individual components of such calculation); or

      (7) permit the creation of any lien ranking prior to or on a parity with the lien of the Indenture with respect to any part of the Trust Estate or, except as otherwise permitted or contemplated in the Indenture, terminate the lien of the Indenture or any property at any time subject thereto or deprive the Holder of any Bond of the security provided by the lien of the Indenture; and provided, further, that such action will not, as evidenced by an Opinion of Counsel (which shall not be an expense of the Trustee), cause the Trust to be subject to an entity level tax.

      The Trustee may in its discretion determine whether or not the rights of the Holder would be materially and adversely affected by any supplemental indenture and any such determination shall be conclusive upon the Holders of all Bonds authenticated and delivered hereunder. The Trustee shall not be liable for any such determination made in good faith.

      It shall not be necessary for any Act of Bondholders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

      Promptly after the execution by the Issuer and the Trustee of any supplemental indenture pursuant to this Section, the Trustee shall mail to the Issuer and to the Holders of the Bonds to which such supplemental indenture relates a notice setting forth in general terms the substance of such supplemental indenture. Any failure of the Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

      Section 9.03. EXECUTION OF SUPPLEMENTAL INDENTURES.

      In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 6.01) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

      Section 9.04. EFFECT OF SUPPLEMENTAL INDENTURES.

      Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this


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
Indenture for all purposes; and every Holder of Bonds to which such supplemental indenture relates which have theretofore been or thereafter are authenticated and delivered hereunder shall be bound thereby.

      Section 9.05. CONFORMITY WITH TRUST INDENTURE ACT.

Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the TIA as then in effect so long as this Indenture shall then be qualified under the TIA.

      Section 9.06. REFERENCE IN BONDS TO SUPPLEMENTAL INDENTURES.

      Bonds authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and if required by the Trustee shall, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Issuer shall so determine, new Bonds so modified as to conform, in the opinion of the Trustee and the Issuer, to any such supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Trustee in exchange for the outstanding Bonds.

      Section 9.07. AMENDMENTS TO DEPOSIT TRUST AGREEMENT.

      The Trustee shall, upon Issuer Request, consent to any proposed amendment to the Deposit Trust Agreement, or an amendment to or waiver of any provision of any other document relating to the Deposit Trust Agreement, such consent to be given without the necessity of obtaining the consent of the Holders of any Bonds upon receipt by the Trustee of:

      (i) an Opinion of Counsel to the effect that such amendment or waiver will not materially and adversely affect the interests of the Holders of the Bonds and that all conditions precedent to such consent specified in this Section 9.07 have been satisfied; provided, however, that no such Opinion of Counsel shall be required if the Person requesting the amendment obtains a letter from each Rating Agency stating that the amendment would not result in the downgrading or withdrawal of the respective ratings then assigned to the Bonds;

      (ii) an Officers' Certificate, to which such proposed amendment or waiver shall be attached, stating that such attached copy is the true copy of the proposed amendment or waiver and that all conditions precedent to such consent specified in this Section 9.07 have been satisfied;

      (iii) written confirmation from the Rating Agencies that the implementation of the proposed amendment or waiver will not adversely affect their rating of the Bonds; and

      (iv) any other document required pursuant to Section 12.01.

      Notwithstanding the foregoing, the Trustee may decline to consent to a proposed waiver or amendment that adversely affects its own rights, duties or immunities under this Indenture or otherwise.

      Nothing in this Section 9.07 shall be construed to require that any Person obtain the consent of the Trustee to any amendment or waiver or any provision of any document where the making of such amendment or the giving of such waiver without obtaining the consent of the


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Trustee is not prohibited by this Indenture or by the terms of the document that is the subject of the proposed amendment or waiver.

                                   ARTICLE X

                               REDEMPTION OF BONDS

      Section 10.01. REDEMPTION.

      (a) The Bonds shall not be subject to special redemption.

      (b) The Bonds or either Class shall be subject to redemption by the Issuer, and by the Issuer at the direction of the Pool 1 Investor Certificateholder (in the case of the Class A-1 Bonds) or the Pool 2 Investor Certificateholder (in the case of the Class A-2 Bonds), in whole but not in part, (i) on the Bond Payment Date following the Bond Payment Date on which the Class Principal Amount of such Class is less than 25% of its Initial Class Principal Amount on the Closing Date or (ii) the Clean-up Call Date, on the terms and conditions specified in this Article X at the Redemption Price. If the Issuer elects to so redeem the Bonds, it shall, no later than 30 days prior to the Bond Payment Date selected for such redemption, deliver notice of such election to the Trustee and either (a) deposit in the Bond Payment Account the Redemption Price therefor (the "Redemption Amount") or (b) state in such notice that the Redemption Amount will be deposited in the Bond Payment Account not later than 10:00 a.m., New York City time, on the applicable Redemption Date.

      (c) If the Issuer elects to cause a redemption of a Class Bonds on any Bond Payment Date on or after the Clean-up Call Date, the Issuer may effect such redemption by executing a sale of the property constituting the related Pool to such Class. Upon such sale, the Trustee shall execute all customary assignments necessary to transfer title of the property constituting that portion of the Trust Estate to the purchaser of such assets; provided, however, that the Trustee shall not release its lien on such portion of the Trust Estate until (i) funds in an amount equal to the Redemption Amount have been deposited in the Bond Payment Account, or escrow arrangements have been made to the satisfaction of the Trustee and(ii) any other Class of Bonds Outstanding is redeemed or otherwise fully paid and discharged.

      (d) In effecting any redemption pursuant to subsection (b), concurrent with the notice provided for therein, the Issuer shall deliver an Issuer Order directing the Trustee to effect such redemption, any certification and opinion required pursuant to Section 12.01 and a form of redemption notice.

      Section 10.02. FORM OF REDEMPTION NOTICE.

      Notice of redemption shall be given by the Trustee in the name of and at the expense of the Issuer by first class mail, postage prepaid, mailed not less than thirty days prior to the applicable Redemption Date to each Holder of such Class of Bonds to be redeemed, such Holders being determined as of the Record Date with respect to the Bond Payment Date on which such redemption is to occur.


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      All notices of redemption shall state:

      (1) the Redemption Date; and

      (2) the fact of such payment in full, the place where such Bonds are to be surrendered for payment of the Redemption Price (which shall be the office or agency of the Issuer to be maintained as provided in Section 3.02). Failure to give notice of redemption, or any defect therein, to any Holder of any Bond selected for redemption shall not impair or affect the validity of the redemption of any other Bond.

      Section 10.03. BONDS PAYABLE ON REDEMPTION DATE.

      Notice of redemption having been given as provided in Section 10.02, the Bonds shall, on the applicable Redemption Date, become due and payable at the Redemption Price and (unless the Issuer shall default in the payment of the Redemption Price or elect not to retire the Bonds so redeemed, as provided in
Section 10.04) no interest shall accrue on such Redemption Price for any period after the last day preceding the day on which such Redemption Date occurs. Upon deposit of the Redemption Amount in the related Bond Payment Account, if the Bonds are being redeemed and retired, the Trustee shall not release any other funds or property remaining in the Collateral to the Issuer unless and until the other Class of Bonds is redeemed or otherwise fully paid and retained.

      Section 10.04. RETENTION OF BONDS BY ISSUER

      If the Issuer elects to redeem the Bonds in accordance with the provisions of Section 10.01(b)(i), it may elect to cause the Bonds to remain Outstanding and not release the lien of the Indenture with respect to the Trust Estate securing such Bonds or terminate such Bonds. If the Issuer so elects, the Bonds shall not merge with the security therefor, but shall remain validly Outstanding, subject to the following paragraph.

      The Trustee, if so directed by the Issuer in writing not less than (5) Business Days prior to the Redemption Date, shall authenticate and prepare for delivery on the Redemption Date new Bonds evidencing Book-Entry Bonds or Definitive Bonds (as directed by the Issuer) on the order of the Issuer against receipt by the Trustee of immediately available funds in an amount not less than the Redemption Amount.

      Notwithstanding the foregoing, no redemption of any Bond shall be permitted without retiring it and no sale of previously redeemed Bonds may be made by the Issuer unless the Issuer shall have delivered to the Trustee an Opinion of Counsel that such redemption without retirement or sale, as the case may be, does not violate any provision of the TIA or other applicable law.


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                                   ARTICLE XI

                                 THE INSTRUMENT

      Section 11.01. THE INSTRUMENT

      At any time on or after the Closing Date, the Depositor, as the initial holder of the Investor Certificates, shall have the right, in its sole discretion, but not the obligation, to deposit into the Trust Estate of the Issuer, solely for the benefit of the holders of the Investor Certificates representing the sole equity interest in the Issuer, a swap agreement, derivative contract or other comparable instrument (the "Instrument"). Any such Instrument shall constitute a fully prepaid agreement. All collections, proceeds and other amounts in respect of such an Instrument shall be distributed to the Investor Certificateholders on the Bond Payment Date following receipt thereof by the Trustee. In no event shall such an Instrument constitute a part of any Class of Bonds created hereunder.

                                   ARTICLE XII

                                  MISCELLANEOUS

      Section 12.01. COMPLIANCE CERTIFICATES AND OPINIONS.

      Upon any application or request by the Issuer to the Trustee to take any action under any provision of this Indenture, the Issuer shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

      Every certificate, opinion or letter with respect to compliance with a condition or covenant provided for in this Indenture (including one furnished pursuant to specific requirements of this Indenture relating to a particular application or request) shall include:

      (1) a statement that each individual signing such certificate, opinion or letter has read such covenant or condition and the definitions herein relating thereto;

      (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate, opinion or letter are based;

      (3) a statement that, in the opinion of each such individual, he or she has made such examination or investigation as is necessary to enable such individual to express an informed opinion as to whether or not such covenant or condition has been complied with; and

      (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.


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
      Section 12.02. FORM OF DOCUMENTS DELIVERED TO TRUSTEE.

      In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents

      Any certificate or opinion of an officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his other certificate or opinion is based are erroneous. Any such Issuer certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an Authorized Officer or Officers of the Owner Trustee or a certificate of the officers of the Depositor or the manager of the Issuer, stating that the information with respect to such factual matters is in the possession of the Owner Trustee, or the Depositor or the Manager of the Issuer, unless such officer or counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous. Any Opinion of Counsel may be based on the written opinion of other counsel, in which event such Opinion of Counsel shall be accompanied by a copy of such other counsel's opinion and shall include a statement to the effect that such counsel believes that such counsel and the Trustee may reasonably rely upon the opinion of such other counsel.

      Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

      Wherever in this Indenture, in connection with any application or certificate or report to the Trustee, it is provided that the Issuer shall deliver any document as a condition of the granting of such application, or as evidence of the Issuer's compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Issuer to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect the Trustee's right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Section 6.01(b)(2).

      Whenever in this Indenture it is provided that the absence of the occurrence and continuation of a Default or Event of Default is a condition precedent to the taking of any action by the Trustee at the request or direction of the Issuer, then, notwithstanding that the satisfaction of such condition is a condition precedent to the Issuer's right to make such request or direction, the Trustee shall be protected in acting in accordance with such request or direction if it does not have knowledge of the occurrence and continuation of such Default or Event of Default as provided in Section 6.01(d).


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
      Section 12.03. ACTS OF BONDHOLDERS.

      (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Bondholders may be embodied in any evidence by one or more instruments of substantially similar tenor signed by such Bondholders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee, and, where it is hereby expressly required, to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Bondholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.01) conclusive in favor of the Trustee and the Issuer, if made in the manner provided in this Section.

      (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by the certificate of any notary public or other officer authorized by law to take acknowledgements of deeds, certifying that the individual signing such instrument or writing acknowledged to him or her the execution thereof. Whenever such execution is by an officer of a corporation or a member of a partnership on behalf of such corporation or partnership, such certificate or affidavit shall also constitute sufficient proof of his or her authority.

      (c) The ownership of Bonds shall be proved by the Bond Register.

      (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Bonds shall bind the Holder of every Bond issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Trustee or the Issuer in reliance thereon, whether or not any notation of such action is made upon such Bonds.

      Section 12.04. NOTICES, ETC. TO TRUSTEE AND ISSUER.

      Any request, demand, authorization, direction, notice, consent, waiver or Act of Bondholders or other documents provided or permitted by this Indenture to be made upon, given or furnished to, or filed with:

      (1) the Trustee by any Bondholder or by the Issuer shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with and received by the Trustee at its Corporate Trust Office;

      (2) the Issuer by the Trustee or by any Bondholder shall be sufficient for every purpose hereunder (except as provided in Sections 5.01(3) and (4)) if in writing and mailed, first-class, postage prepaid, to the Issuer addressed to it c/o Sequoia Mortgage Funding Corporation, 591 Redwood Highway, Suite 3120, Mill Valley, Califonia 94941, or at any other address previously furnished in writing to the Trustee by the Issuer; or

      (3) any Rating Agency by the Trustee, the Issuer or the Servicers shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with and received


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
by such Rating Agency at the address specified therefor in the definition corresponding to the name of such Rating Agency.

      Section 12.05. NOTICES AND REPORTS TO BONDHOLDERS; WAIVER OF NOTICES.

      Where this Indenture provides for notice to Bondholders of any event or the mailing of any report to Bondholders, such notice or report shall be sufficiently given (unless otherwise herein expressly provided) if mailed, first-class, postage prepaid, to each Bondholder affected by such event or to whom such report is required to be mailed, at the address of such Bondholder as it appears on the Bond Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice or the mailing of such report. In any case where a notice or report to Bondholders is mailed in the manner provided above, neither the failure to mail such notice or report, nor any defect in any notice or report so mailed, to any particular Bondholder shall affect the sufficiency of such notice or report with respect to other Bondholders, and any notice or report which is mailed in the manner herein provided shall be conclusively presumed to have been duly given or provided.

      Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waiver of notice by any Bondholder shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

      In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to Bondholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice.

      Section 12.06. RULES BY TRUSTEE AND AGENTS.

      The Trustee may make reasonable rules for any meeting of Bondholders. Any Agent may make reasonable rules and set reasonable requirements for its functions.

      Section 12.07. CONFLICT WITH TRUST INDENTURE ACT.

      If this Indenture is qualified under the TIA and any provision hereof limits, qualifies or conflicts with another provision hereof which is required to be included in this Indenture by any of the provisions of the TIA, such required provision shall control.

      Section 12.08. EFFECT OF HEADINGS AND TABLE OF CONTENTS.

      The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.


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
      Section 12.09. SUCCESSORS AND ASSIGNS.

      All covenants and agreements in this Indenture by the Issuer shall bind its successors and assigns, whether so expressed or not.

      Section 12.10. SEPARABILITY.

      In case any provision in this Indenture or in the Bonds shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

      Section 12.11. BENEFITS OF INDENTURE.

      Nothing in this Indenture or in the Bonds, expressed or implied, shall give to any Person, other than the parties hereto and their successors hereunder, any separate trustee or co-trustee appointed under Section 6.14 and the Bondholders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

      Section 12.12. LEGAL HOLIDAYS.

      In any case where the date of any Bond Payment Date, Redemption Date or any other date on which principal of, or interest on, any Bond is proposed to be paid shall not be a Business Day, then (notwithstanding any other provision of the Bonds or this Indenture) payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the nominal date of any such Bond Payment Date, Redemption Date or other date for the payment of principal of, or interest on, any Bond, as the case may be, and no interest shall accrue for the period from and after any such nominal date, provided such payment is made in full on such next succeeding Business Day.

      Section 12.13. GOVERNING LAW.

      This Indenture and each Bond shall be construed in accordance with and governed by the substantive laws of the State of New York applicable to agreements made and to be performed in the State of New York and the obligations, rights and remedies of the parties hereto and the Bondholders shall be determined in accordance with such laws.

      Section 12.14. COUNTERPARTS.

      This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

      Section 12.15. RECORDING OF INDENTURE.

      This Indenture is subject to recording in any appropriate public recording office, such recording to be effected by the Issuer and at its expense in compliance with any Opinion of Counsel delivered pursuant to Section 2.12(c) or
Section 3.06.

      Section 12.16. ISSUER OBLIGATION.

      No recourse may be taken, directly or indirectly, against (i) the Owner Trustee, (ii) any incorporator, subscriber to the capital stock, stockholder, officer or director of the Owner Trustee or of any predecessor or successor of the Owner Trustee, (iii) any holder of a beneficial interest in the Issuer (solely in its capacity as such), (iv) any incorporator, subscriber to the capital stock, stockholder, partner, beneficiary, agent, officer, director, employee, or successor or assign of a holder of a beneficial interest in the Issuer, (v) the Seller, the Depositor or any Affiliate thereof (other than the Issuer) or (vi) the Trustee or any incorporator, subscriber to the capital stock, stockholder, officer, director or employee of the Trustee or any predecessor or successor of the Trustee with respect to the Issuer's obligation with respect to the Bonds or the obligation of the Issuer or the Trustee under this Indenture or any certificate or other writing delivered in connection herewith or therewith.

      Section 12.17. INSPECTION.

      The Issuer agrees that, on reasonable prior notice, it will permit any representative of the Trustee, during the Issuer's normal business hours, to examine all books of account, records, reports and other papers of the Issuer, to make copies and extracts therefrom, to cause such books to be audited by Independent Accountants selected by the Trustee, and to discuss its affairs, finances and accounts with its officers, employees and Independent Accountants (and by this provision the Issuer hereby authorizes its Accountants to discuss with such representatives such affairs, finances and accounts), all at such reasonable times and as often as may be reasonably requested. Any reasonable expense incident to the exercise by the Trustee of any rights under this Section
12.17 shall be borne by the Issuer.

      Section 12.18. USURY.

      The amount of interest payable or paid on any Bond under the terms of this Indenture shall be limited to an amount which shall not exceed the maximum nonusurious rate of interest allowed by the applicable laws of the United States or the State of New York (whichever shall permit the higher rate), which could lawfully be contracted for, charged or received (the "Highest Lawful Rate"). In the event any payment of interest on any Bond exceeds the Highest Lawful Rate, the Issuer stipulates that such excess amount will be deemed to have been paid as a result of an error on the part of both the Trustee, acting on behalf of the Holder of such Bond, and the Issuer, and the Holder receiving such excess payment shall promptly, upon discovery of such error or upon notice thereof from the Issuer or the Trustee, refund the amount of such excess or, at the option of the Trustee, apply the excess to the payment of principal of such Bond, if any, remaining unpaid.

      Section 12.19. NO PETITION.

      The Trustee, by entering into this Indenture, and each Bondholder, by accepting a Bond, hereby covenant and agree that they will not at any time institute against the Depositor or the Issuer, or join in any institution against the Depositor or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Bonds, this Indenture or any of the Basic Documents.

      IN WITNESS WHEREOF, each party has caused this Indenture to be executed by its duly authorized officer or officers as of the day and year first above written.

                                        SEQUOIA MORTGAGE FUNDING
                                        COMPANY 2002-A,
                                             as Issuer

                                        By: WILMINGTON TRUST COMPANY

                                        not in its individual capacity but
                                        solely as Owner Trustee

                                           By:__________________________________
                                              Name:
                                              Title:


                                        THE BANK OF NEW YORK,
                                             as Trustee

                                        By:_____________________________________
                                           Authorized Officer

ACKNOWLEDGED BY REDWOOD TRUST INC.,
in its capacity as Seller, solely for purposes of
Section 2.03(b)(ii):

By: __________________________
    Name:
    Title:


ACKNOWLEDGED BY REDWOOD TRUST INC.,
in its capacity as Manager, solely for purposes of
Section 2.03(b)(ii):

By: __________________________
    Name:
    Title:

ACKNOWLEDGED BY THE BANK OF NEW YORK,
   as Securities Intermediary and
      Certificate Paying Agent

By:____________________________
   Authorized Officer

STATE OF DELAWARE        )
                         )  SS.:
COUNTY OF NEW CASTLE     )

      On the ____ day of __________, 200__, before me personally came __________________________, to me known, who being by me duly sworn did depose and say that she/he resides in _______________, that she/he is the ______________________ of Wilmington Trust Company, acting in the capacity of Owner Trustee of Sequoia Mortgage Funding Company 2002-A, the corporation described in and which executed the above instrument and that she/he signed her/his name thereto by authority of the Board of Directors of said corporation.

[NOTARIAL SEAL]


                                        ________________________________________
                                        Notary Public

STATE OF NEW YORK        )
                         )  SS.:
COUNTY OF NEW YORK       )

      On the ____ day of __________, 200__, before me, a notary public in and for said State, personally appeared ___________________________, known to me (or proved to me on the basis of satisfactory evidence) to be a ______ ______________ of The Bank of New York, the New York banking corporation that executed the within instrument, and also known to me (or proved to me on the basis of satisfactory evidence) to be the persons who executed it on behalf of said _____________________ corporation, and acknowledged to me that such ___________________ corporation executed the within instrument.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

[NOTARIAL SEAL]


                                        ________________________________________
                                        Notary Public

                                   SCHEDULE A

                                POOLED SECURITIES

              FULL NAME OF SERIES                                    ABBREVIATION                     CUSIP
              -------------------                                    ------------                     -----
American Residential Eagle Certificate Trust                        EAGLE 1998-1 M1                 02926PAC5
      Mortgage-Backed Callable Certificates,
      Series 1998-1, Class M1 (DTC)*

Bank One Mortgage-Backed Pass-Through                                ONE 2000-2 2A                  045413BX8
      Certificates, Series 2000-2, Class 2A
      (DTC)**

Countrywide Mortgage Conduit, Inc.,                                 CWMBS 1994-K A1                 126690T48
      Mortgage Pass-Through Certificates,
      Series 1994-K, Class A1 (DTC)*

DLJ Mortgage Acceptance Corp., Mortgage                           DLJMA 1993-Q18 IA1                23321PFQ6
      Pass-Through Certificates, Series 1993-
      Q18, Class IA1 (DTC)*

DLJ Mortgage Acceptance Corp., Mortgage                            DLJMA 1994-2A IA1                23321PHF8
      Pass-Through Certificates, Series 1994-2,
      Class IA1 (DTC)*

Greenwich Capital Acceptance, Inc., Mortgage                       GRCAP 1994-HM4 A1                396782CJ1
      Pass-Through Certificates, Series 1994-
      HMC4, Class A1 (DTC)*

Independent National Mortgage Corporation                           INMC 1994-R M2                  1266906S0
      Mortgage Pass-Through Certificates,
      Series 1994-R, Class M2*

Independent National Mortgage Corporation                           INMC 1994-V B1                  126691AX2
      Mortgage Pass-Through Certificates,
      Series 1994-V, Class B1*

Independent National Mortgage Corporation                           INMC 1994-X B1                  126691BJ2
      Mortgage Pass-Through Certificates,
      Series 1994-X, Class B1*

Independent National Mortgage Corporation                           INMC 1995-C B1                  126691CQ5
      Mortgage Pass-Through Certificates,
      Series 1995-C, Class B1*

Independent National Mortgage Corporation                           INMC 1995-E B1                  122691DW1
      Mortgage Pass-Through Certificates,
      Series 1995-E, Class B1*

Independent National Mortgage Corporation                           INMC 1995-T A2                  126691MH4
      Mortgage Pass-Through Certificates,
      Series 1995-T, Class A2 (DTC)*

PAMEX Mortgage Trust 1999-A, Mortgage                               PMLT 1999-A M1                  69764BAB2
      Backed Notes, Series 1999-A, Class M-1
      (DTC)*

Resolution Trust Corporation Mortgage Pass-                          RTC 1995-2 A3                  76116NZM5
      Through Certificates, Series 1995-2, Class
      A3 (DTC)*


                                     S-A-1

Ryland Mortgage Securities Corporation Three                       RYMS3 1992-B IA2                 783768AB0
      Collateralized Mortgage Bonds, Series
      1992-B, Class IA2 (DTC)*

Salomon Brothers Mortgage Securities VII,                           SBM7 1994-2 A1                  79548KJV1
      Inc., Mortgage Pass-Through Certificates,
      Series 1994-2, Class A1 (DTC)*

Sears Mortgage Securities Corporation,                               SMS 1991-K A1                  812373FM5
      LIBOR Mortgage Pass-Through
      Certificates, Series 1991-K, Class A1
      (DTC)*

Sears Mortgage Securities Corporation,                               SMS 1991-K A3                  812373FP8
      LIBOR Mortgage Pass-Through
      Certificates, Series 1991-K, Class A3
      (DTC)*

* Indicates Pooled Security Distribution Date occurs on the 25th day of each month (or, if such day is not a business day, as defined in the Underlying Agreement, the following business day).

** Indicates Pooled Security Distribution Date occurs on the 15th day of each month (or, if such day is not a business day, as defined in the related Underlying Agreement, the following business day).

DTC - indicates the Pooled Security is a Book-Entry security.


                                     S-A-2

                                   SCHEDULE B

                            POOL 1 POOLED SECURITIES

              FULL NAME OF SERIES                                    ABBREVIATION                     CUSIP
              -------------------                                    ------------                     -----
American Residential Eagle Certificate Trust                        EAGLE 1998-1 M1                 02926PAC5
      Mortgage-Backed Callable Certificates,
      Series 1998-1, Class M1

Bank One Mortgage-Backed Pass-Through                                ONE 2000-2 2A                  045413BX8
      Certificates, Series 2000-2, Class 2A

Countrywide Mortgage Conduit, Inc.,                                 CWMBS 1994-K A1                 126690T48
      Mortgage Pass-Through Certificates,
      Series 1994-K, Class A1

DLJ Mortgage Acceptance Corp., Mortgage                           DLJMA 1993-Q18 IA1                23321PFQ6
      Pass-Through Certificates, Series 1993-
      Q18, Class IA1

DLJ Mortgage Acceptance Corp., Mortgage                            DLJMA 1994-2A IA1                23321PHF8
      Pass-Through Certificates, Series 1994-2,
      Class IA1

Independent National Mortgage Corporation                           INMC 1994-R M2                  1266906S0
      Mortgage Pass-Through Certificates,
      Series 1994-R, Class M2

Independent National Mortgage Corporation                           INMC 1994-V B1                  126691AX2
      Mortgage Pass-Through Certificates,
      Series 1994-V, Class B1

Independent National Mortgage Corporation                           INMC 1994-X B1                  126691BJ2
      Mortgage Pass-Through Certificates,
      Series 1994-X, Class B1

Independent National Mortgage Corporation                           INMC 1995-C B1                  126691CQ5
      Mortgage Pass-Through Certificates,
      Series 1995-C, Class B1

Independent National Mortgage Corporation                           INMC 1995-T A2                  126691MH4
      Mortgage Pass-Through Certificates,
      Series 1995-T, Class A2

Ryland Mortgage Securities Corporation Three                       RYMS3 1992-B IA2                 783768AB0
      Collateralized Mortgage Bonds, Series
      1992-B, Class IA2

Salomon Brothers Mortgage Securities VII,                           SBM7 1994-2 A1                  79548KJV1
      Inc., Mortgage Pass-Through Certificates,
      Series 1994-2, Class A1

Sears Mortgage Securities Corporation,                               SMS 1991-K A1                  812373FM5
      LIBOR Mortgage Pass-Through
      Certificates, Series 1991-K, Class A1


                                     S-B-1

Sears Mortgage Securities Corporation,                               SMS 1991-K A3                  812373FP8
      LIBOR Mortgage Pass-Through
      Certificates, Series 1991-K, Class A3


                                     S-B-2

                                   SCHEDULE C

                            POOL 2 POOLED SECURITIES

              FULL NAME OF SERIES                                    ABBREVIATION                     CUSIP
              -------------------                                    ------------                     -----
Greenwich Capital Acceptance, Inc., Mortgage                       GRCAP 1994-HM4 A1                396782CJ1
      Pass-Through Certificates, Series 1994-
      HMC4, Class A1

Independent National Mortgage Corporation                           INMC 1995-E B1                  122691DW1
      Mortgage Pass-Through Certificates,
      Series 1995-E, Class B1

PAMEX Mortgage Trust 1999-A, Mortgage                               PMLT 1999-A M1                  69764BAB2
      Backed Notes, Series 1999-A, Class M-1

Resolution Trust Corporation Mortgage Pass-                          RTC 1995-2 A3                  76116NZM5
      Through Certificates, Series 1995-2, Class
      A3


                                     S-C-1

                                                                      EXHIBIT II

                             FORM OF CLASS A-1 BOND

      PRINCIPAL OF THIS BOND IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE BOND PRINCIPAL AMOUNT OF THIS BOND AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. THE BOND PRINCIPAL AMOUNT OF THIS BOND MAY BE ASCERTAINED ONLY BY OBTAINING A CONFIRMATION THEREOF FROM THE TRUSTEE UNDER THE INDENTURE REFERRED TO BELOW.

      UNLESS THIS BOND IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY BOND SO ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR USE HEREOF, FOR VALUE OR OTHERWISE, BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                     SEQUOIA MORTGAGE FUNDING COMPANY 2002-A
           COLLATERALIZED MBS FUNDING BONDS, SERIES 2002-A, CLASS A-1

                          ACCRUAL DATE: April 30, 2002
                           ISSUE DATE: April 30, 2002
                             INTEREST RATE: Variable

Initial Class Principal                                   Initial Bond Principal
Amount of the Class A-1 Bonds:                            Amount of this Bond:
$64,761,000                                               $64,761,000

NUMBER: 1                                                     CUSIP: 81743U AA 3

      Sequoia Mortgage Funding Company 2002-A (the "Issuer"), a statutory business trust formed under the Deposit Trust Agreement, dated as of April 1, 2002, between Sequoia Mortgage Funding Corporation, a Delaware corporation, as Depositor, and Wilmington Trust Company, a Delaware banking corporation and trust company, as Owner Trustee, for value received, hereby promises to pay to CEDE & CO. or registered assigns, the principal sum of Sixty-Four Million Seven-Hundred Sixty-One Thousand Dollars ($64,761,000) in monthly installments on the third Business Day following the 25th day of each month (or if such 25th day is not a Business Day, the third Business Day following such next Business
Day), commencing on May 30, 2002 (each, a "Payment Date"), and ending on or before the Bond Payment Date in April 2030, (the "Stated Maturity" of such final installment of principal), and to pay interest (computed on the basis of a 360-day year consisting of twelve 30-day months) on the Bond Principal Amount (as defined in the Indenture hereinafter referred to) of this Bond from time to time from April 30, 2002, (the "Accrual Date"), or such later date to which interest has been paid, through the Bond Payment Date on which the principal amount of this Bond is paid in full, at a variable rate determined as described in the Indenture, such interest being payable monthly on each Payment Date.

      Installments of principal of this Bond are due and payable as described in the Indenture.

      Interest payable on this Bond on a Bond Payment Date will be equal to the sum of (i) the amount of interest that has accrued on the Class Principal Amount of this Bond during the period commencing on the Bond Payment Date occurring in the immediately preceding month (or on April 30, 2002, in the case of the first Bond Payment Date) to and including the day immediately preceding the Bond Payment Date, such (each, an "Interest Accrual Period") plus (ii) any accrued but unpaid Carryforward Interest.

      The principal of, and interest on, this Bond are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Bond shall be applied as set forth in the Indenture. Any installment of principal or interest which is not paid when and as due shall bear interest as described in the Indenture.

      Each Holder, by its acceptance of this Bond agrees to treat such Bond for federal, state and local income, single business and franchise tax purposes as indebtedness of the Issuer.

      Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Bond shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

      IN WITNESS WHEREOF, Sequoia Mortgage Funding Company 2002-A has caused this instrument to be duly executed by its duly authorized officer.

Dated: _______________                  SEQUOIA MORTGAGE FUNDING
                                        COMPANY 2002-A
                                        By: WILMINGTON TRUST COMPANY
                                        not in its individual capacity but
                                        solely as Owner Trustee


                                        By:_____________________________________
                                        Name:___________________________________
                                        Title:__________________________________

                          CERTIFICATE OF AUTHENTICATION

      This is one of the Bonds referred to in the within-mentioned Indenture.

                                        THE BANK OF NEW YORK, as Trustee


                                        By:_____________________________________
                                           Authorized Signatory

                             (REVERSE FORM OF BOND)

                     SEQUOIA MORTGAGE FUNDING COMPANY 2002-A
                 COLLATERALIZED MBS FUNDING BONDS, SERIES 2002-A

      This Bond is one of a duly authorized issue of bonds of the Issuer, designated as Sequoia Mortgage Funding Company 2002-A, Collateralized MBS Funding Bonds, Series 2002-A (herein called the "Bonds"). The Bonds consist of the Class A-1 Bonds and the Class A-2 Bonds, all issued under the Indenture, dated as of April 1, 2002, between the Issuer and The Bank of New York (the "Trustee", which term includes any successor Trustee under the Indenture), which authorized the Bonds, and reference is hereby made thereto for a statement of the respective rights thereunder of the Issuer, the Trustee and the Holders of the Bonds of each particular Class thereof and the terms upon which the Bonds of each Class are, and are to be, authenticated and delivered.

      All terms used in this Bond which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

      All payments of principal of, and interest on, the Bonds shall be made only from the Trust Estate granted as security for the Bonds and any other assets of the Issuer that have not been Granted as security for any other bonds or obligations of the Issuer, and each Holder hereof, by its acceptance of this Bond, agrees that it will have recourse solely against such Trust Estate and such other assets of the Issuer and that neither Wilmington Trust Company in its individual capacity, any holder of a beneficial interest in the Issuer nor any of their respective shareholders, partners, beneficiaries, agents, officers, directors, employees, successors or assigns shall be personally liable for any amounts payable, or performance due, under this Bond or the Indenture.

      On each Payment Date, the Available Interest Amount and the Available Principal Amount from related Pool together with any amounts on deposit in the related Reserve Fund will be distributed from the related Bond Payment Account or such related Reserve Fund to the Holders of the Bonds according to the terms of the Indenture. All payments or allocations made with respect to each Class of Bonds on each Payment Date shall be allocated among the outstanding Bonds of such Class based on the Percentage Interest of each such Bond. Bonds of each Class are equally and ratably secured by the collateral pledged as security therefor to the extent provided by the Indenture.

      Payments of principal or interest, if any, on the Bonds will be made on each Payment Date, commencing on May 30, 2002, in the manner provided in the Indenture. Checks for amounts which include installments of principal due on this Bond shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Bond Register as of the applicable Record Date without requiring that this Bond be submitted for notation of payment and checks returned undelivered will be held for payment to the Person entitled thereto, subject to the terms of the Indenture, at the office or agency in the United States of America designated by the Issuer for such purpose pursuant to the Indenture. Any reduction in the principal amount of this Bond (or any one or more Predecessor Bonds) effected by any payments made on any Bond Payment Date shall be binding upon all Holders of this Bond and of any Bond issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not noted hereon.

      All of the Bonds of a Class are subject to redemption by the Issuer, in accordance with the terms of the Indenture on (i) the Clean-up Call Date and
(ii) any Bond Payment Date on or after the Bond Payment Date in which the Class Principal Amount of such Class is less than 25% of the Initial Class Principal Amount of such Class.

      The entire unpaid principal amount of each Class of Bonds shall be due and payable, if not then previously paid, on the Stated Maturity of such Class.

      Payment of the then remaining unpaid principal amount of this Bond on the Stated Maturity or on such earlier date as the Issuer shall be required to pay the then remaining unpaid principal amount of this Bond or payment of the Redemption Price payable on any date as of which this Bond has been called for redemption in full, shall be made upon presentation of this Bond at the Corporate Trust Office of the Trustee or such other office or agency of the Issuer maintained for such purpose. Payments of interest on this Bond due and payable on each Bond Payment Date or on any Redemption Date, to the extent this Bond is not being paid in full, together with any installment of principal of this Bond due and payable on each Bond Payment Date or the Redemption Date, to the extent not in full payment of this Bond, shall be made by check mailed to the Person whose name appears as the registered Holder of this Bond (or one or more Predecessor Bonds) on the Bond Register as of the last Business day immediately preceding the Bond Payment Date (or May 3, 2002 in the case of the first Bond Payment Date) ("Record Date") unless this Bond is no longer held in Book-Entry form, in which case the Record Date will be the first Business Day of the month preceding such Bond Payment Date.

      If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Bond on a Payment Date or Redemption Date which is prior to the Stated Maturity of the final installment of principal hereof, then the Trustee, on behalf of the Issuer, will notify the Person who was the registered Holder hereof on the last day of the month prior to the month in which such Payment Date or optional Redemption Date occurs, and the amount then due and payable shall, if sufficient funds therefor are available, be payable only upon presentation of this Bond to the office or agency of the Issuer maintained for such purpose.

      If an Event of Default as defined in the Indenture shall occur and be continuing with respect to the Bonds, the Bonds may become or be declared due and payable in the manner and with the effect provided in the Indenture. If any such acceleration of maturity occurs prior to the Stated Maturity of the final installment of principal of this Bond, the amount payable to the Holder of this Bond will be equal to the Bond Principal Amount of this Bond on the date this Bond becomes so due and payable, together with all accrued and unpaid interest, including any Carryforward Interest. Following the acceleration of the maturity of the Bonds, all amounts collected as proceeds of the collateral securing the Bonds or otherwise shall be applied as described in the Indenture. Following such acceleration, interest on any overdue installments of interest on all Bonds shall be payable at the rate set forth in the Indenture.

      As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Bond may be registered on the Bond Register of the Issuer, upon surrender of this Bond for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Bonds of the same Class, of authorized denominations and in the same aggregate initial principal amount, will be issued to the designated transferee or transferees.

      Prior to the due presentment for registration of transfer of this Bond, the Issuer, the Trustee, and any agent of the Issuer shall treat the Person in whose name this Bond is registered (i) on any Record Date, for purposes of making payments, and (ii) on any other date for any other purposes, as the owner hereof, whether or not this Bond be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

      The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Bonds under the Indenture at any time by the Issuer with the consent of the Holders of Bonds representing two-thirds of the outstanding Class Principal Amount of the affected Class. The Indenture also contains provisions permitting the Holders of Bonds representing specified percentages of the outstanding Class Principal Amount of Class on behalf of the Holders of all the Bonds of such Class, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder, at the time of the giving thereof, of this Bond (or any one or more Predecessor Bonds) shall be conclusive and binding upon such Holder and upon all future holders of this Bond and of any Bond issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Bond. The Indenture also permits the Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of the Holders of the Bonds of any Series issued thereunder.

      AS PROVIDED IN THE INDENTURE, THIS BOND AND THE INDENTURE SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN.

      No reference herein to the Indenture and no provision of this Bond or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional to the extent permitted by applicable law, to pay the principal of, and interest on, this Bond at the times, place and rate, and in the coin or currency herein prescribed.

                                   ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s) and assign(s) and transfer(s) unto

________________________________________________________________________________

________________________________________________________________________________
(Please print or type name and address, including postal zip code, of assignee and social security number or employer identification number)

________________________________________________________________________________
the within Bond stating in the names of the undersigned in the Bond Register and does hereby irrevocably constitute and appoint

________________________________________________________________________________
to transfer such Bond in such Bond Register of the Trust.

      I [we] further direct the Bond Registrar to issue a new Bond of the same Class of like principal to the above-named assignee and deliver such Bond to the following address:

________________________________________________________________________________

________________________________________________________________________________


Dated:____________________              ________________________________________
                                        Signature by or on behalf of Assignor

__________________________
  Authorized Officer                    ________________________________________
                                        Signature Guaranteed

__________________________              ________________________________________
  Name of Institution                         NOTICE: The signature(s) of this
                                        assignment must correspond with the
                                        name(s) on the face of this Bond without alteration or any change whatsoever. The signature must be guaranteed by a participant in the Securities Transfer
                                        Agents Medallion Program, the New York
                                        Stock Exchange Medallion Signature
                                        Program or the Stock Exchanges Medallion
                                        Program. Notarized or witnessed
                                        signatures are not acceptable as
                                        guaranteed signatures.

                              PAYMENT INSTRUCTIONS

            The assignee should include the following for the information of the Bond Registrar. Distributions shall be made by wire transfer in immediately available funds to

________________________________________________________________________________

for the account of _____________________________________________________________

account number __________________ or, if mailed by check, to ___________________

________________________________________________________________________________

Applicable reports and statements should be mailed to __________________________

________________________________________________________________________________

            This information is provided by
_____________________________________________

the assignee named above, or ____________________________________ as its agent.

                                                                     EXHIBIT III

                             FORM OF CLASS A-2 BOND

      PRINCIPAL OF THIS BOND IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE BOND PRINCIPAL AMOUNT OF THIS BOND AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. THE BOND PRINCIPAL AMOUNT OF THIS BOND MAY BE ASCERTAINED ONLY BY OBTAINING A CONFIRMATION THEREOF FROM THE TRUSTEE UNDER THE INDENTURE REFERRED TO BELOW.

      UNLESS THIS BOND IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY BOND SO ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR USE HEREOF, FOR VALUE OR OTHERWISE, BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.


                                     III-1

                     SEQUOIA MORTGAGE FUNDING COMPANY 2002-A
           COLLATERALIZED MBS FUNDING BONDS, SERIES 2002-A, CLASS A-2

                          ACCRUAL DATE: April 30, 2002
                           ISSUE DATE: April 30, 2002
                             INTEREST RATE: Variable

Initial Class Principal                                   Initial Bond Principal
Amount of the Class A-1 Bonds:                            Amount of this Bond:
$15,861,000                                               $15,861,000

NUMBER: 1                                                     CUSIP: 81743U AB 1

      Sequoia Mortgage Funding Company 2002-A (the "Issuer"), a statutory business trust formed under the Deposit Trust Agreement, dated as of April 1, 2002, between Sequoia Mortgage Funding Corporation, a Delaware corporation, as Depositor, and Wilmington Trust Company, a Delaware banking corporation and trust company, as Owner Trustee, for value received, hereby promises to pay to CEDE & CO. or registered assigns, the principal sum of Fifteen Million Eight-Hundred Sixty-One Thousand Dollars ($15,861,000) in monthly installments on the third Business Day following the 25th day of each month (or if such 25th day is not a Business Day, the third Business Day following such next Business
Day), commencing on May 30, 2002 (each, a "Bond Payment Date"), and ending on or before the Bond Payment Date in August 2029, (the "Stated Maturity" of such final installment of principal), and to pay interest (computed on the basis of a 360-day year consisting of twelve 30-day months) on the Bond Principal Amount (as defined in the Indenture hereinafter referred to) of this Bond from time to time from April 30, 2002, (the "Accrual Date"), or such later date to which interest has been paid, through the Bond Payment Date on which the principal amount of this Bond is paid in full, at a variable rate determined as described in the Indenture, such interest being payable monthly on each Payment Date.

      Installments of principal of this Bond are due and payable as described in the Indenture.

      Interest payable on this Bond on a Bond Payment Date will be equal to the sum of (i) the amount of interest that has accrued on the Class Principal Amount of this Bond during the period commencing on the Bond Payment Date occurring in the immediately preceding month (or on April 30, 2002, in the case of the first Bond Payment Date) to and including the day immediately preceding the Bond Payment Date, such (each, an "Interest Accrual Period") plus (ii) any accrued but unpaid Carryforward Interest.

      The principal of, and interest on, this Bond are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Bond shall be applied as set forth in the Indenture. Any installment of principal or interest which is not paid when and as due shall bear interest as described in the Indenture.

      Each Holder, by its acceptance of this Bond agrees to treat such Bond for federal, state and local income, single business and franchise tax purposes as indebtedness of the Issuer.

      Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Bond shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.


                                     III-2

         IN WITNESS WHEREOF, Sequoia Mortgage Funding Company 2002-A has caused this instrument to be duly executed by its duly authorized officer.

Dated: _______________                  SEQUOIA MORTGAGE FUNDING
                                        COMPANY 2002-A
                                        By: WILMINGTON TRUST COMPANY
                                        not in its individual capacity but
                                        solely as Owner Trustee


                                        By:_____________________________________
                                        Name:___________________________________
                                        Title:__________________________________

                          CERTIFICATE OF AUTHENTICATION

      This is one of the Bonds referred to in the within-mentioned Indenture.

                                        THE BANK OF NEW YORK, as Trustee


                                        By:_____________________________________
                                           Authorized Signatory


                                     III-3

                             (REVERSE FORM OF BOND)

                     SEQUOIA MORTGAGE FUNDING COMPANY 2002-A
                 COLLATERALIZED MBS FUNDING BONDS, SERIES 2002-A

      This Bond is one of a duly authorized issue of bonds of the Issuer, designated as Sequoia Mortgage Funding Company 2002-A, Collateralized MBS Funding Bonds, Series 2002-A (herein called the "Bonds"). The Bonds consist of the Class A-1 Bonds and the Class A-2 Bonds, all issued under the Indenture, dated as of April 1, 2002, between the Issuer and The Bank of New York (the "Trustee", which term includes any successor Trustee under the Indenture), which authorized the Bonds, and reference is hereby made thereto for a statement of the respective rights thereunder of the Issuer, the Trustee and the Holders of the Bonds of each particular Class thereof and the terms upon which the Bonds of each Class are, and are to be, authenticated and delivered.

      All terms used in this Bond which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

      All payments of principal of, and interest on, the Bonds shall be made only from the Trust Estate granted as security for the Bonds and any other assets of the Issuer that have not been Granted as security for any other bonds or obligations of the Issuer, and each Holder hereof, by its acceptance of this Bond, agrees that it will have recourse solely against such Trust Estate and such other assets of the Issuer and that neither Wilmington Trust Company in its individual capacity, any holder of a beneficial interest in the Issuer nor any of their respective shareholders, partners, beneficiaries, agents, officers, directors, employees, successors or assigns shall be personally liable for any amounts payable, or performance due, under this Bond or the Indenture.

      On each Payment Date, the Available Interest Amount and the Available Principal Amount from related Pool together with any amounts on deposit in the related Reserve Fund will be distributed from the related Bond Payment Account or such related Reserve Fund to the Holders of the Bonds according to the terms of the Indenture. All payments or allocations made with respect to each Class of Bonds on each Payment Date shall be allocated among the outstanding Bonds of such Class based on the Percentage Interest of each such Bond. Bonds of each Class are equally and ratably secured by the collateral pledged as security therefor to the extent provided by the Indenture.

      Payments of principal or interest, if any, on the Bonds will be made on each Payment Date, commencing on May 30, 2002, in the manner provided in the Indenture. Checks for amounts which include installments of principal due on this Bond shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Bond Register as of the applicable Record Date without requiring that this Bond be submitted for notation of payment and checks returned undelivered will be held for payment to the Person entitled thereto, subject to the terms of the Indenture, at the office or agency in the United States of America designated by the Issuer for such purpose pursuant to the Indenture. Any reduction in the principal amount of this Bond (or any one or more Predecessor Bonds) effected by any payments made on any Bond Payment Date shall be binding upon all Holders of this Bond and of any Bond issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not noted hereon.


                                     III-4

      All of the Bonds of a Class are subject to redemption by the Issuer, in accordance with the terms of the Indenture on (i) the Clean-up Call Date and
(ii) any Bond Payment Date on or after the Bond Payment Date in which the Class Principal Amount of such Class is less than 25% of the Initial Class Principal Amount of such Class.

      The entire unpaid principal amount of each Class of Bonds shall be due and payable, if not then previously paid, on the Stated Maturity of such Class.

      Payment of the then remaining unpaid principal amount of this Bond on the Stated Maturity or on such earlier date as the Issuer shall be required to pay the then remaining unpaid principal amount of this Bond or payment of the Redemption Price payable on any date as of which this Bond has been called for redemption in full, shall be made upon presentation of this Bond at the Corporate Trust Office of the Trustee or such other office or agency of the Issuer maintained for such purpose. Payments of interest on this Bond due and payable on each Bond Payment Date or on any Redemption Date, to the extent this Bond is not being paid in full, together with any installment of principal of this Bond due and payable on each Bond Payment Date or the Redemption Date, to the extent not in full payment of this Bond, shall be made by check mailed to the Person whose name appears as the registered Holder of this Bond (or one or more Predecessor Bonds) on the Bond Register as of the last Business day immediately preceding the Bond Payment Date (or May 3, 2002 in the case of the first Bond Payment Date) ("Record Date") unless this Bond is no longer held in Book-Entry form, in which case the Record Date will be the first Business Day of the month preceding such Bond Payment Date.

      If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Bond on a Payment Date or Redemption Date which is prior to the Stated Maturity of the final installment of principal hereof, then the Trustee, on behalf of the Issuer, will notify the Person who was the registered Holder hereof on the last day of the month prior to the month in which such Payment Date or optional Redemption Date occurs, and the amount then due and payable shall, if sufficient funds therefor are available, be payable only upon presentation of this Bond to the office or agency of the Issuer maintained for such purpose.

      If an Event of Default as defined in the Indenture shall occur and be continuing with respect to the Bonds, the Bonds may become or be declared due and payable in the manner and with the effect provided in the Indenture. If any such acceleration of maturity occurs prior to the Stated Maturity of the final installment of principal of this Bond, the amount payable to the Holder of this Bond will be equal to the Bond Principal Amount of this Bond on the date this Bond becomes so due and payable, together with all accrued and unpaid interest, including any Carryforward Interest. Following the acceleration of the maturity of the Bonds, all amounts collected as proceeds of the collateral securing the Bonds or otherwise shall be applied as described in the Indenture. Following such acceleration, interest on any overdue installments of interest on all Bonds shall be payable at the rate set forth in the Indenture.

      As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Bond may be registered on the Bond Register of the Issuer, upon surrender of this Bond for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Bonds of the same Class, of authorized denominations


                                     III-5
and in the same aggregate initial principal amount, will be issued to the designated transferee or transferees.

      Prior to the due presentment for registration of transfer of this Bond, the Issuer, the Trustee, and any agent of the Issuer shall treat the Person in whose name this Bond is registered (i) on any Record Date, for purposes of making payments, and (ii) on any other date for any other purposes, as the owner hereof, whether or not this Bond be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

      The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Bonds under the Indenture at any time by the Issuer with the consent of the Holders of Bonds representing two-thirds of the outstanding Class Principal Amount of the affected Class. The Indenture also contains provisions permitting the Holders of Bonds representing specified percentages of the outstanding Class Principal Amount of Class on behalf of the Holders of all the Bonds of such Class, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder, at the time of the giving thereof, of this Bond (or any one or more Predecessor Bonds) shall be conclusive and binding upon such Holder and upon all future holders of this Bond and of any Bond issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Bond. The Indenture also permits the Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of the Holders of the Bonds of any Series issued thereunder.

      AS PROVIDED IN THE INDENTURE, THIS BOND AND THE INDENTURE SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN.

      No reference herein to the Indenture and no provision of this Bond or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional to the extent permitted by applicable law, to pay the principal of, and interest on, this Bond at the times, place and rate, and in the coin or currency herein prescribed.


                                     III-6

                                   ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s) and assign(s) and transfer(s) unto

________________________________________________________________________________

________________________________________________________________________________
(Please print or type name and address, including postal zip code, of assignee and social security number or employer identification number)

________________________________________________________________________________
the within Bond stating in the names of the undersigned in the Bond Register and does hereby irrevocably constitute and appoint

________________________________________________________________________________
to transfer such Bond in such Bond Register of the Trust.

      I [we] further direct the Bond Registrar to issue a new Bond of the same Class of like principal to the above-named assignee and deliver such Bond to the following address:

________________________________________________________________________________

________________________________________________________________________________


Dated:____________________              ________________________________________
                                        Signature by or on behalf of Assignor

__________________________
  Authorized Officer                    ________________________________________
                                        Signature Guaranteed

__________________________              ________________________________________
  Name of Institution                         NOTICE: The signature(s) of this
                                        assignment must correspond with the
                                        name(s) on the face of this Bond without alteration or any change whatsoever. The signature must be guaranteed by a participant in the Securities Transfer
                                        Agents Medallion Program, the New York
                                        Stock Exchange Medallion Signature
                                        Program or the Stock Exchanges Medallion
                                        Program. Notarized or witnessed
                                        signatures are not acceptable as
                                        guaranteed signatures.


                                     III-7

                              PAYMENT INSTRUCTIONS

            The assignee should include the following for the information of the Bond Registrar. Distributions shall be made by wire transfer in immediately available funds to

________________________________________________________________________________

for the account of _____________________________________________________________

account number __________________ or, if mailed by check, to ___________________

________________________________________________________________________________

Applicable reports and statements should be mailed to __________________________

________________________________________________________________________________

            This information is provided by
_____________________________________________

the assignee named above, or ____________________________________ as its agent.


                                     III-8